PENNSYLVANIA MUNICIPAL INCOME FUND
(A PORTFOLIO OF MUNICIPAL SECURITIES INCOME TRUST)
CLASS A SHARES

PROSPECTUS

The Class A Shares of Pennsylvania Municipal Income Fund (the "Fund") offered by this prospectus represent interests in a non-diversified portfolio of securities which is one of a series of investment portfolios in Municipal Securities Income Trust (the "Trust"), an open-end management investment company (a mutual fund). The investment objective of the Fund is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the Commonwealth of Pennsylvania. The Fund invests primarily in a portfolio of municipal securities which are exempt from federal regular income tax and Pennsylvania state and local income tax ("Pennsylvania Municipal Securities"). These securities include those issued by or on behalf of the Commonwealth of Pennsylvania and Pennsylvania municipalities, as well as those issued by states, territories and possessions of the United States which are exempt from federal regular income tax and the personal income taxes imposed by the Commonwealth of Pennsylvania and Pennsylvania municipalities.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Class A Shares. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information for Class A Shares, dated October 31, 1995, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, which is in paper form only, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact your financial institution.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated October 31, 1995




TABLE OF CONTENTS
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SUMMARY OF FUND EXPENSES                                                       1
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FINANCIAL HIGHLIGHTS--CLASS A SHARES                                           2
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GENERAL INFORMATION                                                            3
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LIBERTY FAMILY OF FUNDS                                                        3
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INVESTMENT INFORMATION                                                         4
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  Investment Objective                                                         4
  Investment Policies                                                          5
  Pennsylvania Municipal Securities                                            7
  Investment Risks                                                             7
  Non-Diversification                                                          8
  Investment Limitations                                                       8

NET ASSET VALUE                                                                9
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INVESTING IN CLASS A SHARES                                                    9
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  Share Purchases                                                              9
  Minimum Investment Required                                                  9
  What Shares Cost                                                            10
  Eliminating/Reducing the Sales Charge                                       11
  Systematic Investment Program                                               12
  Certificates and Confirmations                                              12
  Dividends and Distributions                                                 12

EXCHANGE PRIVILEGE                                                            13
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  Requirements for Exchange                                                   13
  Tax Consequences                                                            13
  Making an Exchange                                                          13

REDEEMING CLASS A SHARES                                                      14
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  Through a Financial Institution                                             14
  Directly from the Fund                                                      14
  Receiving Payment                                                           15
  Contingent Deferred Sales Charge                                            15
  Systematic Withdrawal Program                                               16
  Accounts with Low Balances                                                  16

MUNICIPAL SECURITIES INCOME TRUST
  INFORMATION                                                                 16
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  Management of Municipal Securities
     Income Trust                                                             16
  Distribution of Class A Shares                                              18
  Administration of the Fund                                                  19

SHAREHOLDER INFORMATION                                                       20
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  Voting Rights                                                               20
  Massachusetts Partnership Law                                               20

TAX INFORMATION                                                               20
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  Federal Income Tax                                                          20
  Pennsylvania Taxes                                                          21
  Other State and Local Taxes                                                 22

PERFORMANCE INFORMATION                                                       22
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FINANCIAL HIGHLIGHTS--INCOME SHARES                                           23
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FINANCIAL STATEMENTS                                                          24
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INDEPENDENT AUDITORS' REPORT                                                  36
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ADDRESSES                                                      Inside Back Cover
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SUMMARY OF FUND EXPENSES
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                                                       CLASS A SHARES
                                              SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)..................................................................       3.00%
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)...............       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable) (1)..............................................................       0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable).....................................       None
Exchange Fee...........................................................................................       None
                                                  ANNUAL OPERATING EXPENSES
                                           (As a percentage of average net assets)
Management Fee (after waiver) (2)......................................................................       0.14%
12b-1 Fee (3)..........................................................................................       0.00%
Total Other Expenses...................................................................................       0.61%
    Shareholder Services Fee (after waiver) (4)................................................   0.23%
         Total Operating Expenses (5)..................................................................       0.75%

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(1) Shareholders who purchased shares with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of 0.50 of 1% for redemptions made within one year of purchase. See "Contingent Deferred Sales Charge."

(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(3) The class has no present intention of paying or accruing the 12b-1 fee during the fiscal year ending August 31, 1996. If the class were paying or accruing the 12b-1 fee, the class would be able to pay up to 0.40% of its average daily net assets for the 12b-1 fee. See "Municipal Securities Income Trust Information."

(4) The maximum shareholder services fee is 0.25%.

(5) The total operating expenses would have been 1.03% absent the voluntary waivers of a portion of the management fee and the shareholder services fee.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class A Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class A Shares" and "Municipal Securities Income Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                                   1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period........................     $42        $53        $70       $120
You would pay the following expenses on the same
  investment, assuming no redemption...................................     $37        $53        $70       $120



    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



PENNSYLVANIA MUNICIPAL INCOME FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES
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(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 36.

                                                                                    YEAR ENDED AUGUST 31,
                                                                      1995       1994       1993       1992          1991(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                $   10.94  $   11.68  $   10.93  $   10.44      $   10.00
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INCOME FROM INVESTMENT OPERATIONS
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  Net investment income                                                  0.65       0.60       0.60      0.627        0.588
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  Net realized and unrealized gain (loss) on investments                 0.27      (0.75)      0.75      0.493        0.456
------------------------------------------------------------------  ---------  ---------  ---------  ---------    ---------
  Total from investment operations                                       0.92      (0.15)      1.35      1.120        1.044
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LESS DISTRIBUTIONS
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  Distributions from net investment income                              (0.63)     (0.59)     (0.60)    (0.627)      (0.588)
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  Distributions in excess of net investment income                         --         --         --     (0.003)(c)   (0.016)(c)
------------------------------------------------------------------  ---------  ---------  ---------  ---------    ---------
  Total distributions                                                   (0.63)     (0.59)     (0.60)    (0.630)      (0.604)
------------------------------------------------------------------  ---------  ---------  ---------  ---------    ---------
NET ASSET VALUE, END OF PERIOD                                      $   11.23  $   10.94  $   11.68  $   10.93    $   10.44
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TOTAL RETURN (B)                                                         8.76%     (1.34%)    12.71%     11.06%       10.60%
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RATIOS TO AVERAGE NET ASSETS
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  Expenses                                                               0.75%      0.75%      0.83%      0.73%        0.26%(e)
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  Net investment income                                                  5.92%      5.27%      5.33%      5.88%        6.45%(e)
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  Expense waiver/reimbursement (d)                                       0.28%      0.45%      0.70%      0.97%        1.24%(e)
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SUPPLEMENTAL DATA
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  Net assets, end of period (000 omitted)
                                                                      $83,722    $85,860    $69,947    $48,261      $31,067
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  Portfolio turnover                                                       59%        17%         0%         0%          10%
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(a) Reflects operations for the period from October 11, 1990 (date of initial public investment) to August 31, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's annual report dated August 31, 1995, which can be obtained free of charge.



GENERAL INFORMATION
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The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 6, 1990. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to the Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established one class of shares, known as Class A Shares ("Shares").

The Fund is designed for customers of financial institutions such as banks, fiduciaries, investment advisers, and broker/dealers as a convenient means of accumulating an interest in a professionally managed, non-diversified portfolio investing primarily in Pennsylvania Municipal Securities. A minimum initial investment of $1,000 is required. The Fund is not likely to be a suitable investment for non-Pennsylvania taxpayers or retirement plans since Pennsylvania Municipal Securities are not likely to produce competitive after tax yields for such persons and entities when compared to other investments.


Except as otherwise noted in this prospectus, Shares are sold at net asset value plus an applicable sales charge and redeemed at net asset value.

LIBERTY FAMILY OF FUNDS
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This Fund is a member of a family of mutual funds, collectively known as the Liberty Family of Funds. The other funds in the Liberty Family of Funds are:

  . American Leaders Fund, Inc., providing growth of capital and income through high-quality stocks;

  . Capital Growth Fund, providing appreciation of capital primarily through equity securities;

  . Fund for U.S. Government Securities, Inc., providing current income through long-term U.S. government securities;

  . International Equity Fund, providing long-term capital growth and income through international securities;

  . International Income Fund, providing a high level of current income consistent with prudent investment risk through high-quality debt securities denominated primarily in foreign currencies;

  . Liberty Equity Income Fund, Inc., providing above-average income and capital appreciation through income producing equity securities;

  . Liberty High Income Bond Fund, Inc., providing high current income through high-yielding, lower-rated corporate bonds;

  . Liberty Municipal Securities Fund, Inc., providing a high level of current income exempt from federal regular income tax through municipal bonds;

  . Liberty U.S. Government Money Market Trust, providing current income consistent with stability of principal through high-quality U.S. government securities;

  . Liberty Utility Fund, Inc., providing current income and long-term growth of income, primarily through electric, gas, and communications utilities;

  . Limited Term Fund, providing a high level of current income consistent with minimum fluctuation in principal value through investment grade securities;

  . Limited Term Municipal Fund, providing a high level of current income exempt from federal regular income tax consistent with the preservation of principal, primarily limited to municipal securities;

  . Michigan Intermediate Municipal Trust, providing current income exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities, primarily through Michigan municipal securities;

  . Strategic Income Fund, providing a high level of current income, primarily through domestic and foreign corporate debt obligations;

  . Tax-Free Instruments Trust, providing current income consistent with stability of principal and exempt from federal income tax, through high-quality, short-term municipal securities; and

  . World Utility Fund, providing total return primarily through securities issued by domestic and foreign companies in the utilities industries.

Prospectuses for these funds are available by writing to Federated Securities Corp. Each of the funds may also invest in certain other types of securities as described in each fund's prospectus.


The Liberty Family of Funds provides flexibility and diversification for an investor's long-term investment planning. It enables an investor to meet the challenges of changing market conditions by offering convenient exchange privileges which give access to various investment vehicles and by providing the investment services of a proven, professional investment adviser.

INVESTMENT INFORMATION
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INVESTMENT OBJECTIVE


The investment objective of the Fund is to provide current income which is exempt from federal regular income tax tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the Commonwealth of Pennsylvania. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

The Fund invests its assets so at least 80% of its annual interest income is exempt from federal regular income tax and the Commonwealth of Pennsylvania personal income taxes. Interest income of the Fund that is exempt from the income taxes described above retains its exempt status when distributed to the Fund's shareholders. However, income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than Pennsylvania.


INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of Pennsylvania Municipal Securities. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

ACCEPTABLE INVESTMENTS.  The securities in which the Fund invests include:

  . obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, or agencies;

  . debt obligations of any state, territory, or possession of the United
    States, or any political subdivision of any of these; and

  . participation interests, as described below, in any of the above obligations, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Fund and/or the investment adviser to the Fund, exempt from both federal regular income tax and the personal income taxes imposed by the Commonwealth of Pennsylvania. At least 80% of the value of the Fund's total assets will be invested in Pennsylvania Municipal Securities.

  . The prices of fixed income securities fluctuate inversely to the direction of interest rates.

CHARACTERISTICS. The securities which the Fund buys are investment grade bonds rated, at the time of purchase, Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A, or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"). In certain cases the Fund's investment adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment grade bonds described above. If the Fund purchases an investment grade bond, and the rating of such bond is subsequently downgraded so that the bond is no longer classified as investment grade, the Fund is not required to drop the bond from the portfolio, but will consider whether such action is appropriate. Bonds rated "BBB" by S&P or Fitch or "Baa" by Moody's have speculative characteristics. Changes in economic or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

PARTICIPATION INTERESTS. The Fund may purchase participation interests from financial institutions such as commercial banks, savings and loan associations, and insurance companies. These participation interests give the Fund an undivided interest in Pennsylvania Municipal Securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Trustees will determine that participation interests meet the prescribed quality standards for the Fund. VARIABLE RATE MUNICIPAL SECURITIES. Some of the Pennsylvania Municipal Securities which the Fund purchases may have variable interest rates. Variable interest rates are ordinarily based on a published interest rate, interest rate index, or a similar standard, such as the 91-day U.S. Treasury bill rate. Many variable rate municipal securities are subject to payment of principal on demand by the Fund in not more than seven days. All variable rate municipal securities will meet the quality standards for the Fund. The Fund's investment adviser has been instructed by the Trustees to monitor the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by the Fund on the basis of published financial information and reports of the rating agencies and other analytical services.

MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate on any of the above. Lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. In the event of failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

RESTRICTED SECURITIES. As a matter of fundamental policy, the Fund may invest up to 10% of its assets in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction upon resale under federal securities laws. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

TEMPORARY INVESTMENTS. The Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and the Commonwealth of Pennsylvania personal income taxes. However, from time to time when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term non-Pennsylvania municipal tax-exempt obligations or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements (arrangements in which the organization selling the Fund a bond or temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments. However, the investment adviser will limit temporary investments to those rated within the investment grade categories described under "Acceptable Investments--Characteristics" (if rated) or those which the investment adviser judges to have the same characteristics as such investment grade securities (if unrated). Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax or the Commonwealth of Pennsylvania personal income taxes.

PENNSYLVANIA MUNICIPAL SECURITIES

Pennsylvania Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Pennsylvania Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. However, interest on and principal of revenue bonds are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Pennsylvania Municipal Securities depend on a variety of factors, including, but not limited to: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Pennsylvania or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Pennsylvania Municipal Securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Investing in Pennsylvania Municipal Securities which meet the Fund's quality standards may not be possible if the Commonwealth of Pennsylvania or its municipalities do not maintain their current credit ratings. In addition, any Pennsylvania constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could result in adverse consequences affecting Pennsylvania Municipal Securities.

A further discussion of the risks of a portfolio which invests largely in Pennsylvania Municipal Securities is contained in the Statement of Additional Information.

NON-DIVERSIFICATION

The Fund is a non-diversified investment portfolio. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio of securities because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.

The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This undertaking requires that at the end of each quarter of the taxable year: (a) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer and (b) no more than 25% of its total assets are invested in the securities of a single issuer.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of total assets to secure such borrowings.


In order to pass-through to investors the tax-free income from the Fund for purposes of the Commonwealth of Pennsylvania personal income taxes, the Fund will invest in securities for income earnings rather than trading for profit. The Fund will not vary its investments, except to: (i) eliminate unsafe investments and investments not consistent with the preservation of the capital or the tax status of the investments of the Fund; (ii) honor redemption orders, meet anticipated redemption requirements, and negate gains from discount purchases; (iii) reinvest the earnings from securities in like securities; or
(iv) defray normal administrative expenses (the "Pennsylvania Investment Restrictions"). Legislation enacted in December, 1993, eliminates the necessity of the Pennsylvania Investment Restrictions.


The above investment limitation cannot be changed without shareholder approval. The following limitation, however, can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not invest more than 5% of its total assets in industrial development bonds when the payment of principal and interest is the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

NET ASSET VALUE
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The Fund's net asset value per Share fluctuates. It is determined by dividing the sum of market value of all securities and all other assets, less liabilities, by the number of Shares outstanding.

INVESTING IN CLASS A SHARES
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SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased through a financial institution which has a sales agreement with the distributor, or directly from the distributor, Federated Securities Corp., once an account has been established. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or broker/dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a financial institution must be received by the financial institution before 4:00 p.m. (Eastern time) and must be transmitted by the financial institution to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.


DIRECTLY FROM THE DISTRIBUTOR. An investor may place an order to purchase Shares directly from the distributor once an account has been established. To do so: complete and sign the new account form available from the Fund; enclose a check made payable to Pennsylvania Municipal Income Fund--Class A Shares; and mail both to Pennsylvania Municipal Income Fund, P.O. Box 8600, Boston, MA 02266-8600.


The order is considered received after the check is converted by the transfer agent's bank, State Street Bank and Trust Company ("State Street Bank"), into federal funds. This is generally the next business day after State Street Bank receives the check.


To purchase Shares by wire from the distributor, call the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts 02105; Attention: Mutual Fund Servicing Division; For Credit to: Pennsylvania Municipal Income Fund--Class A Shares, Title or Name of Account; Wire Order Number. Shares cannot be purchased by wire on Columbus Day, Veterans' Day, or Martin Luther King Day.


MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $1,000. Subsequent investments must be in amounts of at least $100.

WHAT SHARES COST


Shares are sold at their net asset value, less any applicable sales charge, next determined after an order is received:

                                                                            SALES CHARGE AS A    SALES CHARGE AS A
                                                                               PERCENTAGE           PERCENTAGE
                                                                                OF PUBLIC          OF NET AMOUNT
                          AMOUNT OF TRANSACTION                              OFFERING PRICE          INVESTED
Less than $50,000........................................................           3.00%                3.09%
$50,000 but less than $100,000...........................................           2.50%                2.56%
$100,000 but less than $250,000..........................................           2.00%                2.04%
$250,000 but less than $500,000..........................................           1.50%                1.52%
$500,000 but less than $1 million........................................           1.00%                1.01%
$1 million or greater....................................................           0.00%                0.00%



The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

No sales charge is imposed for Shares purchased through bank trust departments, investment advisers registered under the Investment Advisers Act of 1940, as amended, or to shareholders designated as Liberty Life Members. However, investors who purchase Shares through a trust department, or investment adviser, may be charged an additional service fee by the institution. Additionally, no sales charge is imposed for Shares purchased through "wrap accounts" or similar programs, under which clients pay a fee or fees for services.

Under certain circumstances described under "Redeeming Class A Shares," shareholders may be charged a contingent deferred sales charge by the distributor at the time shares are redeemed.

DEALER CONCESSION. For sales of Shares, the distributor will normally offer to pay dealers up to 100% of the sales charge retained by it. On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of Shares outstanding at each month end. No sales charge is imposed for Shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940, as amended. However, investors who purchase Shares through a trust department or investment adviser may be charged an additional service fee by that institution.

ELIMINATING/REDUCING THE SALES CHARGE

The sales charge can be reduced or eliminated on the purchase of Shares through:


  . quantity discounts and accumulated purchases;

  . signing a 13-month letter of intent;

  . using the reinvestment privilege;

  . concurrent purchases; or


  . purchases with proceeds from redemptions of unaffiliated investment companies.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table on the previous page, larger purchases reduce the sales charge paid. The Fund will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.

If an additional purchase of Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Shares having a current value at the public offering price of $40,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 2.50%, not 3.00%.

To receive the sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that Shares are already owned or that purchases are being combined. The Fund will reduce the sales charge effective as of the date on which the Fund confirms the previous purchases (which under normal circumstances, would be the date on which the Fund received the notice from the shareholder that Shares are already owned.)

LETTER OF INTENT. If a shareholder intends to purchase a specific dollar amount of Shares over the next 13 months, the sales charge may be reduced if the shareholder signs a letter of intent to that effect. For example, if a shareholder intends to purchase at least $50,000 in Shares, the letter of intent shall include a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold 3.00% of the total amount intended to be purchased in escrow (in Shares) until such purchase is completed.

The applicable portion of the 3.00% held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed Shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase Shares, but if he does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days towards the dollar fulfillment of the letter of intent. Prior trade prices will not be adjusted.

REINVESTMENT PRIVILEGE. If Shares have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his Shares, there may be tax consequences.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge elimination, a shareholder has the privilege of combining concurrent purchases of two or more funds in the Liberty Funds, the purchase prices of which include a sales charge. For example, if a shareholder concurrently invested $400,000 in one of the other Liberty Funds and $600,000 in Shares, the sales charge would be eliminated. To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will eliminate the sales charge after it confirms the purchases.

PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED INVESTMENT COMPANIES. Investors may purchase Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an investment company which was sold with a sales charge or commission and was not distributed by Federated Securities Corp. The purchase must be made within 60 days of the redemption, and Federated Securities Corp. must be notified by the investor in writing, or by his financial institution, at the time the purchase is made. From time to time, the Fund may offer dealers a payment of .50 of 1% for Shares purchased under this program. If Shares are purchased in this manner, Fund purchases will be subject to a contingent deferred sales charge for one year from the date of purchase.


SYSTEMATIC INVESTMENT PROGRAM


Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by Federated Services Company, plus the applicable sales charge. A shareholder may apply for participation in this program through his financial institution.


CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Services Company.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during that month.

DIVIDENDS AND DISTRIBUTIONS


Dividends are declared and paid monthly to all shareholders invested in the Fund on the record date. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to Federated Services Company. All shareholders on the record date are entitled to the dividend.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Class A shareholders may exchange all or some of their Shares for Class A Shares in other funds in the Liberty Family of Funds. Neither the Fund nor any of the funds in the Liberty Family of Funds imposes any additional fees on exchanges. Shareholders in certain other Federated Funds may exchange their shares in the Federated Funds for Class A Shares.

REQUIREMENTS FOR EXCHANGE

Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Before the exchange, the shareholder must receive the prospectus of the fund into which the exchange is being made. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.


Shares in certain Federated Funds which are advised by subsidiaries or affiliates of Federated Investors may also be exchanged for Shares at net asset value. With the exception of exchanges into Pennsylvania Municipal Income Fund and other Liberty Funds, such exchanges may be subject to a contingent deferred sales charge ("CDSC") and possibly a sales charge.


Further information on the exchange privilege and prospectuses for the Liberty Family of Funds are available by contacting the Fund.

TAX CONSEQUENCES

An exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending upon circumstances, a capital gain or loss may be realized.
MAKING AN EXCHANGE

Instructions for exchanges for the Liberty Family of Funds may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Federated Services Company, c/o State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171.

Shareholders who desire to automatically exchange Shares of a predetermined amount on a monthly, quarterly, annual, or other periodic basis may take advantage of a systematic exchange privilege. Further information on these exchange privileges is available by calling Federated Securities Corp. or the shareholder's financial institution.


TELEPHONE INSTRUCTIONS. Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Any Fund shares held in certificate form cannot be exchanged by telephone, but must be forwarded to Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600, and deposited to the shareholder's account before being exchanged. Telephone instructions will be processed as of 4:00 p.m. (Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. Shareholders exchanging into a fund will not receive any dividend that is payable to shareholders of record on that date. This privilege may be modified or terminated at any time.


REDEEMING CLASS A SHARES
--------------------------------------------------------------------------------

The Fund redeems Shares at their net asset value next determined after Federated Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemptions can be made through a financial institution or directly from the Fund. Redemption requests must be received in proper form.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "By Mail," should be considered.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or a broker/ dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after Federated Services Company receives the redemption request from the financial institution. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to Federated Services Company. The financial institution may charge customary fees and commissions for this service.

DIRECTLY FROM THE FUND

BY TELEPHONE. Shareholders who have not purchased through a financial institution may redeem their Shares of the Fund by telephoning Federated Services Company. The proceeds will be mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. The minimum amount for a wire transfer is $1,000. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting Federated Services Company to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


BY MAIL. Any shareholder may redeem Shares by sending a written request to Federated Services Company. The written request should include the shareholder's name, the Fund name and class of shares, the account number, and the share or dollar amount requested. If share certificates have been issued, they should be sent by insured mail with the written request to: Federated Services Company, 500 Victory Road--2nd Floor, North Quincy, MA 02171. Shareholders should call the Fund for assistance in redeeming by mail.


SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

  . a trust company or commercial bank whose deposits are insured by the Bank
    Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

  . a member of the New York, American, Boston, Midwest, or Pacific Stock
    Exchanges;

  . a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

  . any other "eligible guarantor institution," as defined in the Securities
    Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT

BY CHECK. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

BY WIRE. Redemption proceeds will be wired on the business day following receipt of a proper redemption request.

CONTINGENT DEFERRED SALES CHARGE


Class A Shares purchased under a periodic special offering with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of .50 of 1.00% for redemptions made within one full year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Shares at the time of purchase or the net asset value of the redeemed Shares at the time of the redemption.

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholders and will be retained by the distributor. The contingent deferred sales charge will not be imposed with respect to: (1) Shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) Shares held for more than one full year from the date of purchase with respect to applicable Class A Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redepmtions are deemed to have occurred in the following order: (1) Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Shares held for more than one full year from the date of purchase with respect to applicable Class A Shares; and (3) Shares held for less than one full year from the date of purchase with respect to applicable Class A Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund Shares for shares of other funds in the Liberty Family of Fund in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged-for shares are redeemed is calculated as if the shareholder had held the shares from the date on which he became a shareholder of the exchanged-from shares.



SYSTEMATIC WITHDRAWAL PROGRAM


Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Shareholders may redeem by periodic withdrawal payments in a minimum amount of $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. Due to the fact that Shares are sold with a sales charge, it is not advisable for shareholders to be purchasing Shares while participating in this program.


ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,000. This requirement does not apply, however, if the balance falls below $1,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.
MUNICIPAL SECURITIES INCOME TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF MUNICIPAL SECURITIES INCOME TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the powers of the Trust except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Trustee's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.


Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violation of the codes are subject to review by the Board of Trustees, and could result in severe penalties.


     ADVISORY FEES. The Fund's Adviser receives an annual investment advisory fee equal to .40 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver or reimbursement of expenses at any time in its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

     ADVISER'S BACKGROUND. Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


     Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.

     J. Scott Albrecht has been the Fund's portfolio manager since March, 1995. Mr. Albrecht joined Federated Investors in 1989 and has been a Vice President of the Fund's investment adviser since October, 1994. Prior to this, Mr. Albrecht served as an Assistant Vice President of the Fund's investment adviser. From 1989 until 1991, Mr. Albrecht acted as an investment analyst. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Management from Carnegie Mellon University.

     Jonathan C. Conley has been the Fund's portfolio manager since its inception. Mr. Conley joined Federated Investors in 1979 and has been a Vice President of the Fund's investment adviser since 1982. Mr. Conley is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Virginia.


DISTRIBUTION OF CLASS A SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES. Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the Fund may pay to the distributor an amount, computed at an annual rate of .40 of 1% of the average daily net asset value of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.


The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.


In addition, the Fund has adopted a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25 of 1% of the average daily net asset value of Shares to obtain certain personal services for shareholders and for the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. The distributor may also pay a fee from its own assets to financial institutions as financial assistance for providing certain services to shareholders or substantial marketing and sales support. The support may include participating in sales, educational and training seminars for employees of the financial institution at recreational-type facilities, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such financial assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor in addition to the amounts paid under the Distribution Plan and the Shareholder Services Agreement may be reimbursed by the Fund's Adviser or its affiliates, and not the Fund.


The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate change in the services.
State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Trust. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:

        MAXIMUM                AVERAGE AGGREGATE DAILY NET
  ADMINISTRATIVE FEE          ASSETS OF THE FEDERATED FUNDS
        0.150 of 1%             on the first $250 million
        0.125 of 1%              on the next $250 million
        0.100 of 1%              on the next $250 million
        0.075 of 1%      on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.


CUSTODIAN. State Street Bank and Trust Company, P.O. Box 8600, Boston, Massachusetts, 02266-8600, is custodian for the securities and cash of the Fund.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600, is transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS. The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, Pennsylvania.


SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that in matters affecting only a particular fund, only shares of that fund are entitled to vote.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust entitled to vote.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of the Fund for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument that the Trust or its Trustees enter into or sign on behalf of the Fund.

In the unlikely event a shareholder of the Fund is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds, although tax-exempt interest will increase the taxable income of certain recipients of social security benefits. However, under the Tax Reform Act of 1986, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds will become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

PENNSYLVANIA TAXES

The Fund has received a ruling from the Commonwealth of Pennsylvania Department of Revenue that interest derived by the Fund from obligations free from state taxation in Pennsylvania is not taxable on pass-through to Fund shareholders for purposes of Pennsylvania personal income taxes. This is based on the existence of the Pennsylvania Investment Restrictions (see "Investment Limitations"). However, legislation enacted in December 1993, eliminates the necessity of Pennsylvania Investment Restrictions. This legislation also generally repeals the Pennsylvania personal income tax exemptions for gains from the sale of tax-exempt obligations, including the exemption for distributions from the Fund to the extent that they are derived from gains from tax-exempt obligations.

Fund shares are exempt from personal property taxes imposed by counties in Pennsylvania to the extent that the Fund invests in obligations that are exempt from such taxes.
In the opinion of Houston, Houston & Donnelly, counsel to the Fund, the Fund is not subject to Pennsylvania corporate or personal property taxes.

OTHER STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from state income taxes in states other than Pennsylvania or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises the total return, yield, and tax-equivalent yield for Shares.

Total return represents the change, over a specific period of time, in the value of an investment in Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per Share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
The performance information reflects the effect of the maximum sales charge and other similar non-recurring charges, such as the CDSC, which, if excluded, would increase the total return, yield, and tax-equivalent yield.

From time to time, advertisements for the Fund may refer to ratings, rankings and other information in certain financial publications and/or compare the Fund's performance to certain indices.



PENNSYLVANIA MUNICIPAL INCOME FUND
FINANCIAL HIGHLIGHTS--INCOME SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 36.

                                                                                              YEAR ENDED AUGUST 31,
                                                                                         1995(A)        1994         1993(B)
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $    10.85    $   11.68    $     11.43
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------
  Net investment income                                                                       0.19         0.51           0.09
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                     (1.00)       (0.75)          0.21
-------------------------------------------------------------------------------------  -----------    ---------    -----------
  Total from investment operations                                                           (0.81)       (0.24)          0.30
-------------------------------------------------------------------------------------  -----------    ---------    -----------
LESS DISTRIBUTIONS
-------------------------------------------------------------------------------------
  Distributions from net investment income                                                   (0.15)       (0.51)         (0.05)
-------------------------------------------------------------------------------------
  Distributions in excess of net investment income                                              --        (0.08)(e)         --
-------------------------------------------------------------------------------------  -----------    ---------    -----------
  Total distributions                                                                        (0.15)       (0.59)         (0.05)
-------------------------------------------------------------------------------------  -----------    ---------    -----------
NET ASSET VALUE, END OF PERIOD                                                         $      9.89    $   10.85    $     11.68
-------------------------------------------------------------------------------------  -----------    ---------    -----------
TOTAL RETURN (C)                                                                             (8.00%)      (2.13%)         1.20%
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------
  Expenses                                                                                    1.18%(f)     1.50%          1.48%(f)
-------------------------------------------------------------------------------------
  Net investment income                                                                       5.38%(f)     4.62%          6.13%(f)
-------------------------------------------------------------------------------------
  Expense waiver/reimbursement (d)                                                            0.26%(f)     0.45%          0.60%(f)
-------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                       --       $8,982         $2,419
-------------------------------------------------------------------------------------
  Portfolio turnover                                                                            59%          17%             0%
-------------------------------------------------------------------------------------



(a) Reflects operations for the period from September 1, 1994 to November 18, 1994 (date Income Shares ceased operations).

(b) Reflects operations for the period from July 29, 1993 (date of initial public investment) to August 31, 1993.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(f) Computed on an annualized basis.

Further information about the Fund's performance is contained in the Fund's annual report dated August 31, 1995, which can be obtained free of charge.

(See Notes which are an integral part of the Financial Statements)


PENNSYLVANIA MUNICIPAL INCOME FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1995
--------------------------------------------------------------------------------

 PRINCIPAL                                                                              CREDIT
   AMOUNT                                                                               RATING*        VALUE
------------  ----------------------------------------------------------------------  -----------  --------------
LONG-TERM MUNICIPAL SECURITIES--98.0%
------------------------------------------------------------------------------------
              PENNSYLVANIA--94.3%
              ----------------------------------------------------------------------
$  2,000,000  Allegheny County, PA Hospital Development Authority, Health &
              Education Revenue Bonds, 7.00% (Rehabilitation Institute of
              Pittsburgh)/(Original Issue Yield: 7.132%),
              6/1/2022                                                                       BBB   $    2,007,460
              ----------------------------------------------------------------------
   4,700,000  Allegheny County, PA Hospital Development Authority, Health Facilities
              Revenue Refunding Bonds, 6.00% (South Hills Health System)/(Original
              Issue Yield: 6.40%), 5/1/2020                                                    A        4,495,879
              ----------------------------------------------------------------------
   2,525,000  Allegheny County, PA Hospital Development Authority, Revenue Refunding
              Bonds, 6.875% (Children's Hospital of Pittsburgh)/(MBIA INS)/(Original
              Issue Yield: 7.061%),
              7/1/2014                                                                       Aaa        2,667,056
              ----------------------------------------------------------------------
     500,000  Allegheny County, PA Residential Finance Agency, SFM Revenue Bonds
              (Series K), 7.75% (GNMA COL), 12/1/2022                                        Aaa          537,285
              ----------------------------------------------------------------------
     775,000  Allegheny County, PA Residential Finance Agency, SFM Revenue Bonds
              (Series Q), 7.40% (GNMA COL), 12/1/2022                                        Aaa          825,941
              ----------------------------------------------------------------------
   7,000,000  Bradford County, PA IDA, Solid Waste Disposal Revenue Bonds (Series
              A), 6.60% (International Paper Co.), 3/1/2019                                   A-        7,198,800
              ----------------------------------------------------------------------
     750,000  Butler County, PA Hospital Authority, Hospital Revenue Bonds (Series
              A), 7.00% (North Hills Passavant Hospital)/ (CGIC INS), 6/1/2022               AAA          817,260
              ----------------------------------------------------------------------
   1,000,000  Central Bucks, PA School District, UT GO Bonds, 6.90%,
              2/1/2008                                                                        A1        1,072,480
              ----------------------------------------------------------------------
     750,000  Derry Township, PA School District, GO Bonds, 7.00%,
              9/15/2009                                                                       A1          773,197
              ----------------------------------------------------------------------
   1,600,000  Dormont Borough PA, Allegheny County, UT GO Bonds (Series 1995), 7.00%
              (Original Issue Yield: 7.125%), 3/1/2010                                       BBB        1,756,528
              ----------------------------------------------------------------------
   1,000,000  Geisinger Authority, PA Health System, Revenue Bonds, 7.625% (United
              States Treasury PRF)/(Original Issue Yield: 7.697%), 7/1/2009 (@102)           AAA        1,133,260
              ----------------------------------------------------------------------
$    455,000  Hanover, PA Area School District, UT GO Bonds, 7.00% (FGIC INS),
              6/1/2008                                                                       Aaa   $      487,719
              ----------------------------------------------------------------------
   1,000,000  Lackawanna Trail School District, PA, UT GO Refunding Bonds, 6.90%
              (AMBAC INS), 3/15/2010                                                         Aaa        1,084,950
              ----------------------------------------------------------------------
   1,380,000  Latrobe, PA Industrial Development Authority, College Revenue Bonds,
              6.75% (St. Vincent College, PA)/(Original Issue Yield: 7.00%),
              5/1/2024                                                                      Baa1        1,401,832
              ----------------------------------------------------------------------
   1,875,000  Lebanon County, PA Hospital Authority, Hospital Revenue Bonds, 6.00%
              (Good Samaritan Hospital)/(Original Issue Yield: 6.10%), 11/15/2018           BBB+        1,684,838
              ----------------------------------------------------------------------
   2,500,000  Luzerne County, PA IDA, Revenue Refunding Bonds (Series A), 7.00%
              (Pennsylvania Gas & Water Company), 12/1/2017                                  Aaa        2,730,275
              ----------------------------------------------------------------------
   4,000,000  Lycoming County PA Authority, Hospital Lease Revenue Bonds (Series B),
              6.50% (Divine Providence Hospital, PA)/ (Original Issue Yield: 6.70%),
              7/1/2022                                                                        A-        3,969,400
              ----------------------------------------------------------------------
   4,000,000  Pennsylvania Economic Development Finance Authority, Series 1993-C,
              Revenue Bonds, 7.60% (Macmillan Bloedel LTD Partnership)/(Original
              Issue Yield: 7.65%), 12/1/2020                                                Baa2        4,331,880
              ----------------------------------------------------------------------
   8,000,000  Pennsylvania Economic Development Finance Authority, Series 1993-C,
              Wastewater Treatment Revenue Bonds (Series A), 7.60% (Sun Co.,
              Inc.)/(Original Issue Yield: 7.653%), 12/1/2024                               Baa1        8,727,040
              ----------------------------------------------------------------------
   2,290,000  Pennsylvania Housing Finance Authority, SFM Revenue Bond Bonds (Series
              39B), 6.875%, 10/1/2024                                                         AA        2,374,295
              ----------------------------------------------------------------------
     750,000  Pennsylvania Housing Finance Authority, SFM Revenue Bonds (Series 33),
              6.90%, 4/1/2017                                                                 AA          791,625
              ----------------------------------------------------------------------
   1,000,000  Pennsylvania Housing Finance Authority, SFM Revenue Bonds (Series
              34-B), 7.00% (FHA and VA GTDs), 4/1/2024                                        AA        1,041,750
              ----------------------------------------------------------------------
     500,000  Pennsylvania Housing Finance Authority, SFM Revenue Bonds (Series 38),
              6.125%, 10/1/2024                                                               AA          499,630
              ----------------------------------------------------------------------
$  4,540,000  Pennsylvania Housing Finance Authority, SFM Revenue Bonds (Series 28),
              7.65% (FHA GTD), 10/1/2023                                                      AA   $    4,853,578
              ----------------------------------------------------------------------
   2,500,000  Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue
              Bond, Philadelphia Funding Program, 6.75% (FGIC INS)/(Original Issue
              Yield: 7.13%), 6/15/2021                                                       Aaa        2,669,425
              ----------------------------------------------------------------------
   1,600,000  Pennsylvania State Higher Education Facilities Authority, College &
              University Revenue Bonds (Series A), 6.625% (University of
              Pennsylvania)/(Original Issue Yield: 6.742%), 1/1/2017                          Aa        1,628,016
              ----------------------------------------------------------------------
   1,000,000  Pennsylvania State Higher Education Facilities Authority, Hospital
              Revenue Bonds (Series A), 7.25% (Allegheny
              General Hospital)/(Original Issue Yield: 7.40%), 9/1/2017                      AA-        1,068,920
              ----------------------------------------------------------------------
   4,000,000  Pennsylvania State Higher Education Facilities Authority, Revenue
              Bonds (Series A), 7.375% (Medical College of Pennsylvania)/(Original
              Issue Yield: 7.45%), 3/1/2021                                                 Baa1        4,065,400
              ----------------------------------------------------------------------
   2,000,000  Pennsylvania State Higher Education Facilities Authority, Revenue
              Bonds, 6.375% (Drexel University)/(Original Issue Yield: 6.415%),
              5/1/2017                                                                      BBB+        2,004,780
              ----------------------------------------------------------------------
   4,000,000  Philadelphia, PA, (Series 1995A) Airport Revenue Bonds, 6.10%
              (Philadelphia Airport System)/(AMBAC INS)/
              (Original Issue Yield: 6.40%), 6/15/2025                                       Aaa        3,983,200
              ----------------------------------------------------------------------
     600,000  Pittsburgh, PA Water & Sewer Authority, Water & Sewer System Revenue
              Refunding Bonds, 7.25% (United States Treasury PRF)/(Original Issue
              Yield: 7.766%), 9/1/2014                                                       Aaa          702,444
              ----------------------------------------------------------------------
   2,500,000  Scranton-Lackawanna, PA Health & Welfare Authority, Revenue Bonds
              (Series 1994-A), 7.60% (Allied Services Rehabilitation Hospitals, PA),
              7/15/2020                                                                    N RTD        2,559,050
              ----------------------------------------------------------------------
   1,000,000  Sewickley Valley, PA Hospital Authority, Revenue Refunding Bonds
              (Series A), 5.75% (Original Issue Yield: 5.875%), 10/15/2016                     A          915,480
              ----------------------------------------------------------------------
$  1,000,000  Swarthmore Boro Authority PA, College Revenue Bonds, 7.375%
              (Swarthmore College)/(Original Issue Yield: 7.416%), 9/15/2000 (@102)           AA   $    1,135,330
              ----------------------------------------------------------------------
   1,000,000  Warren County, PA Hospital Authority, Revenue Bonds (Series A), 7.00%
              (Warren General Hospital, PA)/(Original Issue Yield: 7.101%), 4/1/2019        BBB+          991,930
              ----------------------------------------------------------------------               --------------
              Total                                                                                    78,987,933
              ----------------------------------------------------------------------               --------------
              PUERTO RICO--3.7%
              ----------------------------------------------------------------------
   3,000,000  Puerto Rico Electric Power Authority, Revenue Bonds (Series T), 6.375%
              (Original Issue Yield: 6.58%), 7/1/2024                                         A-        3,085,950
              ----------------------------------------------------------------------               --------------
              TOTAL LONG-TERM MUNICIPAL SECURITIES
              (IDENTIFIED COST $77,815,496)(A)                                                     $   82,073,883
              ----------------------------------------------------------------------               --------------



(a) The cost of investments for federal tax purposes amounts to $77,815,496. The unrealized appreciation/depreciation of investments on a federal tax basis amounts to $4,258,387 which is comprised of $4,499,908 appreciation and $241,521 depreciation at August 31, 1995.

*Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
      ($83,722,069) at August 31, 1995.

The following acronym(s) are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance Corporation
CGIC -- Capital Guaranty Insurance
          Corporation
COL -- Collateralized
FGIC -- Financial Guaranty Insurance
          Company
FHA -- Federal Housing Administration
GNMA -- Government National Mortgage
            Association
GO -- General Obligation
GTD -- Guaranteed
IDA -- Industrial Development Authority
INS -- Insurance
LTD -- Limited
MBIA -- Municipal Bond Investors Assurance
PRF -- Prerefunded
SFM -- Single Family Mortgage
UT -- Unlimited Tax
VA -- Veterans Administration

(See Notes which are an integral part of the Financial Statements)



PENNSYLVANIA MUNICIPAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1995
--------------------------------------------------------------------------------

ASSETS:
---------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified and tax cost $77,815,496)                      $  82,073,883
---------------------------------------------------------------------------------------------------
Cash                                                                                                        85,145
---------------------------------------------------------------------------------------------------
Income receivable                                                                                        1,716,333
---------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                  30,622
---------------------------------------------------------------------------------------------------
Deferred expenses                                                                                              489
---------------------------------------------------------------------------------------------------  -------------
     Total assets                                                                                       83,906,472
---------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------------------
Payable for shares redeemed                                                              $    5,806
---------------------------------------------------------------------------------------
Income distribution payable                                                                 148,163
---------------------------------------------------------------------------------------
Accrued expenses                                                                             30,434
---------------------------------------------------------------------------------------  ----------
     Total liabilities                                                                                     184,403
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS for 7,458,342 shares outstanding                                                          $  83,722,069
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------
Paid in capital                                                                                      $  81,787,157
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                               4,258,387
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                            (2,486,544)
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                        163,069
---------------------------------------------------------------------------------------------------  -------------
     Total Net Assets                                                                                $  83,722,069
---------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
---------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($83,722,069 / 7,458,342 shares outstanding)                                      $11.23
---------------------------------------------------------------------------------------------------  -------------
Offering Price Per Share (100/97.00 of $11.23)*                                                             $11.58
---------------------------------------------------------------------------------------------------  -------------



* See "What Shares Cost."

(See Notes which are an integral part of the Financial Statements)



PENNSYLVANIA MUNICIPAL INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Interest                                                                                              $ 5,693,026
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------
Investment advisory fee                                                                   $  341,354
----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    134,042
----------------------------------------------------------------------------------------
Custodian fees                                                                                42,491
----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      34,268
----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      1,670
----------------------------------------------------------------------------------------
Auditing fees                                                                                 13,971
----------------------------------------------------------------------------------------
Legal fees                                                                                    11,788
----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     25,581
----------------------------------------------------------------------------------------
Distribution services fee--Income Shares                                                       8,482
----------------------------------------------------------------------------------------
Shareholder services fee--Class A Shares                                                     208,330
----------------------------------------------------------------------------------------
Shareholder services fee--Income Shares                                                        4,910
----------------------------------------------------------------------------------------
Share registration costs                                                                      16,469
----------------------------------------------------------------------------------------
Printing and postage                                                                          22,166
----------------------------------------------------------------------------------------
Insurance premiums                                                                             6,969
----------------------------------------------------------------------------------------
Taxes                                                                                             91
----------------------------------------------------------------------------------------
Miscellaneous                                                                                 14,533
----------------------------------------------------------------------------------------  ----------
    Total expenses                                                                           887,115
----------------------------------------------------------------------------------------
Waivers--
----------------------------------------------------------------------------------------
  Waiver of investment advisory fee                                           $ (222,052)
----------------------------------------------------------------------------
  Waiver of shareholder services fee--Class A Shares                             (15,491)
----------------------------------------------------------------------------  ----------
    Total waivers                                                                           (237,543)
----------------------------------------------------------------------------------------  ----------
         Net expenses                                                                                     649,572
----------------------------------------------------------------------------------------------------  -----------
             Net investment income                                                                      5,043,454
----------------------------------------------------------------------------------------------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                       (1,957,166)
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                    3,480,605
----------------------------------------------------------------------------------------------------  -----------
    Net realized and unrealized gain on investments                                                     1,523,439
----------------------------------------------------------------------------------------------------  -----------
         Change in net assets resulting from operations                                               $ 6,566,893
----------------------------------------------------------------------------------------------------  -----------



(See Notes which are an integral part of the Financial Statements)



PENNSYLVANIA MUNICIPAL INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         YEAR ENDED AUGUST 31,
                                                                                           1995          1994
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------------
OPERATIONS--
-------------------------------------------------------------------------------------
Net investment income                                                                  $  5,043,454  $  5,202,577
-------------------------------------------------------------------------------------
Net realized gain (loss) on investments ($1,036,056 and $4,200 net losses,
respectively, as computed for federal tax purposes)                                      (1,957,166)     (512,278)
-------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                      3,480,605    (6,424,038)
-------------------------------------------------------------------------------------  ------------  ------------
    Change in net assets resulting from operations                                        6,566,893    (1,733,739)
-------------------------------------------------------------------------------------  ------------  ------------
NET EQUALIZATION CREDITS (DEBITS)--                                                          (4,832)       (3,542)
-------------------------------------------------------------------------------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS--
-------------------------------------------------------------------------------------
Distributions from net investment income
-------------------------------------------------------------------------------------
  Class A Shares                                                                         (4,814,395)   (3,799,070)
-------------------------------------------------------------------------------------
  Trust Shares                                                                              --         (1,017,184)
-------------------------------------------------------------------------------------
  Income Shares                                                                             (83,724)     (322,340)
-------------------------------------------------------------------------------------
Distributions in excess of net investment income
-------------------------------------------------------------------------------------
  Income Shares                                                                             --            (33,585)
-------------------------------------------------------------------------------------  ------------  ------------
    Change in net assets resulting from distributions to shareholders                    (4,898,119)   (5,172,179)
-------------------------------------------------------------------------------------  ------------  ------------
SHARE TRANSACTIONS--
-------------------------------------------------------------------------------------
Proceeds from sale of shares                                                             18,979,060    45,919,717
-------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions declared     2,687,386     2,723,609
-------------------------------------------------------------------------------------
Cost of shares redeemed                                                                 (34,449,869)  (34,783,265)
-------------------------------------------------------------------------------------  ------------  ------------
    Change in net assets resulting from share transactions                              (12,783,423)   13,860,061
-------------------------------------------------------------------------------------  ------------  ------------
         Change in net assets                                                           (11,119,481)    6,950,601
-------------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------------
Beginning of period                                                                      94,841,550    87,890,949
-------------------------------------------------------------------------------------  ------------  ------------
End of period (including undistributed net investment income of $163,069 and $14,084,
respectively)                                                                          $ 83,722,069  $ 94,841,550
-------------------------------------------------------------------------------------  ------------  ------------



(See Notes which are an integral part of the Financial Statements)


PENNSYLVANIA MUNICIPAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION

Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of five, non-diversified portfolios. The financial statements included herein are only those of Pennsylvania Municipal Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Previously, the Fund provided two classes of shares; Class A Shares and Income Shares. As of November 18, 1994, the Income Shares were no longer offered.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchases may be valued at amortized cost, which approximates fair market value. All other securities are valued at prices provided by an independent pricing service.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     At August 31, 1995, the Fund, for federal tax purposes, had a capital loss carryforward of $1,048,956, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

    EXPIRATION YEAR         EXPIRATION AMOUNT
         2000                       $12,837
         2001                           $63
         2003                    $1,036,056



     Additionally, net capital losses of $1,437,588 attributable to security transactions incurred after October 31, 1994 are treated as arising on the first day of the Fund's next taxable year.

     EQUALIZATION--The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income.


     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     CONCENTRATION OF RISK--Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers in one state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 1995, 25% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit for any one institution or agency do not exceed 6.2% of total investments.
     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from the Fund's commencement date.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

PENNSYLVANIA MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

                                                                          YEAR ENDED AUGUST 31,
                                                                     1995                        1994
CLASS A SHARES                                              SHARES        DOLLARS        SHARES       DOLLARS
--------------------------------------------------------  -----------  --------------  ----------  -------------
Shares sold                                                 4,627,974  $   18,593,886   2,480,778  $  27,675,360
--------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                        242,874       2,621,531     211,676      2,388,967
--------------------------------------------------------
Shares redeemed                                            (5,262,476)    (25,822,912)   (829,711)    (9,244,692)
--------------------------------------------------------  -----------  --------------  ----------  -------------
     Net change resulting from share
     transactions                                            (391,628) $   (4,607,495)  1,862,743  $  20,819,635
--------------------------------------------------------  -----------  --------------  ----------  -------------

                                                                              YEAR ENDED AUGUST 31,
                                                                         1995*                     1994
INCOME SHARES                                                    SHARES       DOLLARS      SHARES      DOLLARS
--------------------------------------------------------------  ---------  -------------  ---------  ------------
Shares sold                                                        39,353  $     385,174    615,174  $  7,054,054
--------------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                              6,434         65,855     11,755       129,481
--------------------------------------------------------------
Shares redeemed                                                  (873,482)    (8,626,957)    (6,383)      (71,646)
--------------------------------------------------------------  ---------  -------------  ---------  ------------
     Net change resulting from share transactions                (827,695) $  (8,175,928)   620,546  $  7,111,889
--------------------------------------------------------------  ---------  -------------  ---------  ------------


*Reflect operations for the period from September 1, 1993 to November 18, 1994
 (date Income Shares ceased operations).

                                                                         YEAR ENDED AUGUST 31,
                                                                   1995                         1994
TRUST SHARES                                              SHARES        DOLLARS        SHARES        DOLLARS
------------------------------------------------------  -----------  --------------  -----------  --------------
Shares sold                                                      --              --      967,106  $   11,190,303
------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                           --              --       18,160         205,161
------------------------------------------------------
Shares redeemed                                                  --              --   (2,314,190)    (25,466,927)
------------------------------------------------------  -----------  --------------  -----------  --------------
     Net change resulting from share
     transactions                                                --              --   (1,328,924) $  (14,071,463)
------------------------------------------------------  -----------  --------------  -----------  --------------
          Net change resulting from Fund share
          transactions                                   (1,219,323) $  (12,783,423)   1,154,365  $   13,860,061
------------------------------------------------------  -----------  --------------  -----------  --------------


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .40 of 1% of the Fund's average daily net assets.The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services, the Fund will pay Federated Shareholder Services up to .25 of 1% of average daily net assets of the Fund for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.
ORGANIZATIONAL EXPENSES--Organizational and start-up administrative service expenses of $128,779 were borne initially by Federated Advisers. The Fund has agreed to reimburse Federated Advisers for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended August 31, 1995, the Fund paid $2,132 pursuant to this agreement.

INTERFUND TRANSACTIONS--During the period ended August 31, 1995, the fund engaged in purchase and sale transactions with funds that have a common investment adviser, common Directors/ Trustees, and/or common Officers. These transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $11,300,000 and $11,900,000, respectively.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1995, were as follows:

---------------------------------------------------------------------------------------------------
PURCHASES                                                                                            $  50,175,881
---------------------------------------------------------------------------------------------------  -------------
SALES                                                                                                $  64,846,981
---------------------------------------------------------------------------------------------------  -------------


INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board Trustees of Municipal Securities Income Trust and Shareholders of Pennsylvania Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Pennsylvania Municipal Income Fund (one of the portfolios comprising Municipal Securities Income Trust), including the portfolio of investments, as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1995 and 1994, and the financial highlights for each of the years in the five-year period ended August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procdures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Pennsylvania Municipal Income Fund as of August 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
October 13, 1995

ADDRESSES
--------------------------------------------------------------------------------

Pennsylvania Municipal Income Fund
                    Class A Shares                                         Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                             Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Advisers                                     Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and Trust Company                    P.O. Box 8600
                                                                           Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                             P.O. Box 8600
                                                                           Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Independent Auditors
                    Deloitte & Touche LLP                                  2500 One PPG Place
                                                                           Pittsburgh, Pennsylvania 15222-5401
---------------------------------------------------------------------------------------------------------------------


PENNSYLVANIA MUNICIPAL
INCOME FUND
CLASS A SHARES

PROSPECTUS

A Non-Diversified Portfolio of Municipal
Securities Income Trust, An Open-End,
Management Investment Company


October 31, 1995


[LOGO] FEDERATED SECURITIES CORP.
       ---------------------------------------------
       Distributor
       A subsidiary of FEDERATED INVESTORS

       FEDERATED INVESTORS TOWER
       PITTSBURGH, PENNSYLVANIA 15222-3779

       Cusip 625922505
       0090701A-A (10/95)



                       PENNSYLVANIA MUNICIPAL INCOME FUND
                                 CLASS A SHARES
               (A PORTFOLIO OF MUNICIPAL SECURITIES INCOME TRUST)
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus for Class A Shares of Pennsylvania Municipal Income Fund (the "Fund") dated October 31, 1995. This Statement is not a prospectus itself. To receive a copy of the prospectus, write or call the Fund.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                        Statement dated October 31, 1995























           FEDERATED SECURITIES CORP.

           Distributor
           A subsidiary of FEDERATED INVESTORS



GENERAL INFORMATION ABOUT THE FUND1        Purchases by Sales Representatives,
                                             Fund
INVESTMENT OBJECTIVE AND POLICIES1
                                             Trustees, and Employees      14
 Acceptable Investments          1        DETERMINING NET ASSET VALUE     14
 When-Issued and Delayed
                                           Valuing Municipal Bonds        14
  Delivery Transactions          2
                                           Use of Amortized Cost          14
 Temporary Investments           2
                                          REDEEMING SHARES                14
 Portfolio Turnover              3
 Investment Limitations          3         Redemption in Kind             14
 Pennsylvania Investment Risks   5        TAX STATUS                      15
MUNICIPAL SECURITIES INCOME TRUST
                                           The Fund's Tax Status          15
MANAGEMENT                       6
                                           Shareholders' Tax Status       15
 Fund Ownership                 11        TOTAL RETURN                    15
 Trustees Compensation          11
                                          YIELD                           15
 Trustee Liability              12
INVESTMENT ADVISORY SERVICES    12        TAX-EQUIVALENT YIELD            16

 Adviser to the Fund            12         Tax-Equivalency Table          16
 Advisory Fees                  12        PERFORMANCE COMPARISONS         17
ADMINISTRATIVE SERVICES         12
                                          ABOUT FEDERATED INVESTORS       17
TRANSFER AGENT AND DIVIDEND
                                          APPENDIX                        19
DISBURSING AGENT                12

BROKERAGE TRANSACTIONS          13

PURCHASING SHARES               13

 Distribution Plan and Shareholder
  Services Agreement            13



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in Municipal Securities Income Trust (the "Trust"). On September 16, 1992 (effective date October 31, 1992) the Board of Trustees ("Trustees") approved changing the name of the Trust from Federated Municipal Income Trust to Municipal Securities Income Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 6, 1990. Shares of the Fund are presently offered in one class known as Class A Shares ("Shares").
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the Commonwealth of Pennsylvania. The investment objective cannot be changed without approval of shareholders.
ACCEPTABLE INVESTMENTS
The Fund invests primarily in a portfolio of municipal securities which are exempt from federal regular income tax and Pennsylvania state and local tax ("Pennsylvania Municipal Securities"). These securities include those issued by or on behalf of the Commonwealth of Pennsylvania and Pennsylvania municipalities, and those issued by states, territories and possessions of the United States which are exempt from federal regular income tax and the personal income taxes imposed by the Commonwealth of Pennsylvania and Pennsylvania municipalities.
  CHARACTERISTICS
     The Pennsylvania Municipal Securities in which the Fund invests have the characteristics set forth in the prospectus. If a rated bond loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to drop the bond from the portfolio, but will consider doing so. If ratings made by Moody's Investors Service, Inc., Standard & Poor's's Ratings Group or Fitch's Investors Service, Inc. change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.
  TYPES OF ACCEPTABLE INVESTMENTS
     Examples of Pennsylvania Municipal Securities are:
     omunicipal notes and municipal commercial paper;
     oserial bonds sold with differing maturity dates;
     otax anticipation notes sold to finance working capital needs of municipalities;
     obond anticipation notes sold prior to the issuance of longer-term bonds; opre-refunded municipal bonds; and ogeneral obligation bonds secured by a municipality pledge of taxation.
  PARTICIPATION INTERESTS
     The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).
  VARIABLE RATE MUNICIPAL SECURITIES
     Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.
  MUNICIPAL LEASES
     The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they became due. In the event of default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors:
     owhether the lease can be terminated by the lessee:
     othe potential recovery, if any, from a sale of the leased property upon termination of the lease;
     othe lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects);
     othe likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation");



     oany credit enhancement or legal recourse provided upon an event of non-
      appropriation or other termination of the lease.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. TEMPORARY INVESTMENTS
The Fund may also invest in temporary investments during times of unusual market conditions for defensive purposes.
  REPURCHASE AGREEMENTS
     Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
     From time to time, such as when suitable Pennsylvania municipal bonds are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in Pennsylvania municipal bonds and thereby reduce the Fund's yield.
  REVERSE REPURCHASE AGREEMENTS
     The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
     When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.



PORTFOLIO TURNOVER
The Fund may trade or dispose of portfolio securities as considered necessary to meet its investment objective. It is not anticipated that the portfolio trading engaged in by the Fund will result in its annual rate of portfolio turnover exceeding 100%. For the fiscal years ended August 31, 1995 and 1994, the portfolio turnover rates were 59% and 17%, respectively.
INVESTMENT LIMITATIONS
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.
     The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.



  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate its assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge.
  UNDERWRITING
     The Fund will not underwrite any issue of securities except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate although it may invest in municipal bonds secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of the value of its assets in securities subject to restrictions on resale under the Securities Act of 1933.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except that it may acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or its Declaration of Trust.
  DEALING IN PUTS AND CALLS
     The Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.



  CONCENTRATION OF INVESTMENTS
     The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will not purchase securities of other investment companies except as part of a merger, consolidation, or other acquisition.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuer if the Officers and Trustees of the Trust or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities.



  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in industrial development bonds where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.
  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so in the current fiscal year.
In order to comply with certain state restrictions, the Fund will not invest in real estate limited partnerships or oil, gas or other mineral leases.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."
PENNSYLVANIA INVESTMENT RISKS
Yields on Pennsylvania Municipal Securities depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Pennsylvania or its county and local governments could impact the Fund's portfolio. The Fund's concentration in securities issued by the Commonwealth of Pennsylvania and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities.
Pennsylvania's economic base is mature but substantial. In spite of efficiency gains owed to modernization and restructuring, the Commonwealth's dependence upon manufacturing and mining continue to leave it vulnerable to long term national economic trends. The cyclicality of the economy results in wide swings in employment and state social services spending. Recent data shows improvement in economic diversification, however, employment growth still lags the nation. Other challenges for the Commonwealth and its municipalities include slow population growth and an aging population with will pressure health care services expenditures. The Commonwealth plans to address these problems with business tax cuts, controlled social services spending and increased reserves in the event of an economic downturn. Fiscal 1996 will bring a corporate net income tax cut. The rate will fall from 11.99% to 9.99%. In addition, the Governor's budget hopes to build up Pennsylvania's "rainy day" fund to as much as 3% of expenditures in coming years. The ability of the Commonwealth or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within Pennsylvania and their underlying fiscal condition.
Concerning the constitutional provisions pertaining to debt, the Commonwealth may issue tax anticipation notes for its General Fund and/or Motor License Fund. However, the aggregate amount of newly issued and outstanding tax anticipation notes is limited to a maximum of 20% of the estimated revenues of the appropriate fund for the fiscal year in which the notes are issued. The notes must mature within the fiscal year of issuance. The Commonwealth of Pennsylvania may also issue bond anticipation notes with a term not to exceed three years.



The bond anticipation notes are subject to applicable statutory limitations pertaining to the issuance of bonds. The ability of the Fund to achieve its investment objective depends on the continuing ability of the issuers of Pennsylvania Municipal Securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Investing in Pennsylvania Municipal Securities which meet the Fund's quality standards may not be possible if the Commonwealth of Pennsylvania and its municipalities do not maintain their current credit rating. The Commonwealth is currently rated A1, AA-, and AA- by Moody's, Standard & Poor's and Fitch, respectively.


MUNICIPAL SECURITIES INCOME TRUST MANAGEMENT
Officers and Trustees are listed with their addresses, present positions with Municipal Securities Income Trust, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Trust.




Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.





William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.


J. Christopher Donahue *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President and Trustee
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.




James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.



Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.


Peter E. Madden
70 Westcliff Road
Westin, MA
Birthdate:  March 16, 1942
Trustee
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.




Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  October 6, 1926
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.



Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.




Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Vice President and Treasurer
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; Vice President and Treasurer of the Funds.





David M. Taylor
Federated Investors Tower
Pittsburgh, PA
Birthdate:  January 13, 1947
Treasurer
Senior Vice President, Controller, and Trustee, Federated Investors; Controller, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Vice President, Federated Shareholder Services; Senior Vice President, Federated Administrative Services; Treasurer of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp. ; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Vice President and Secretary of the Funds.




     * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.
     @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.
As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Equity Funds; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 3-5 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust;; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty



Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.


FUND OWNERSHIP
Officers and Trustees own less than 1% of the outstanding Shares.
As of October 9, 1995, the following shareholder of record owned 5% or more of the outstanding Shares of the Fund: Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL, owned approximately 907,387 Shares (12.20%); Selma Wiener Berkman, Pittsburgh, PA, owned approximately 534,535 Shares (7.19%).
TRUSTEES COMPENSATION


                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM          TOTAL COMPENSATION PAID
TRUST              TRUST*#          FROM FUND COMPLEX +


John F. Donahue  $ -0-     $ -0- for the Trust and
Trustee and Chairman          68 other investment companies in the Fund Complex
Thomas G. Bigley $214      $20,688 for the Trust and
Trustee                    49 other investment companies in the Fund Complex



John T. Conroy   $233      $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
William J. Copeland        $233    $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
J. Christopher Donahue     $ -0-   $ -0- for the Trust and
Trustee and Exec. Vice Pres.       14 other investment companies in the Fund
                                   Complex

James E. Dowd    $233      $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.    $214    $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.    $233    $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Peter E. Madden  $185      $90,563 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Gregor F. Meyer  $214      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
John E. Murray, Jr.        $165    $ -0- for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Wesley W. Posvar $214      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex

Marjorie P. Smuts$214      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex


*Information is furnished for the fiscal year ended August 31, 1995.



#The aggregate compensation is provided for the Trust which is comprised of five portfolios.
+The information is provided for the last calendar year.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Federated Advisers (the "Adviser"). It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.
The Adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. ADVISORY FEES
For its advisory services, Federated Advisers receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended August 31, 1995, 1994, and 1993, the Adviser earned $341,354, $394,564, and $267,549, respectively, of which $222,052, $394,564, and $267,549, respectively, were voluntarily waived.



  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2.5% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1.5% per year of the remaining average net assets, the adviser will reimburse the Trust for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this expense limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. Prior to March 1, 1994, Federated Administrative Services, Inc., also a subsidiary of Federated Investors, served as the Fund's administrator. (For purposes of this Statement of Additional Information, Federated Administrative Services and Federated Administrative Services, Inc., may hereinafter collectively be referred to as, the "Administrators".) For the fiscal years ended August 31, 1995 and 1994, the Administrators collectively earned $134,042 and $247,255, respectively, none of which was waived. For the fiscal year ended August 31, 1993, Federated Administrative Services, Inc. earned $280,332, none of which was waived. Dr. Henry J. Gailliot, an officer of Federated Advisers, the Adviser to the Fund, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, serves as transfer agent and dividend disbursing agent for the Fund. The fee is based on the size, type, and number of accounts and transactions made by shareholders.
Federated Services Company also maintains the Fund's accounting records. The fee based on the level of the Fund's average net assets for the period plus out-of-pocket expenses.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those that are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include:
   o advice as to the advisability of investing in securities;
   o security analysis and reports;
   o economic studies;
   o industry studies;



   o receipt of quotations for portfolio evaluations; and
   o similar services.
The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
Research services provided by brokers may be used by the Adviser or by affiliates of Federated Investors in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.
During the fiscal years ended August 31, 1995, 1994, and 1993, the Fund paid no brokerage commissions.
PURCHASING SHARES

Except under certain circumstances described in the respective prospectuses, Shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Shares is explained in the prospectus under "Investing in Class A Shares."
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT
These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Distribution Plan, the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.
Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the fiscal years ended August 31, 1995, 1994, and 1993, payments in the amount of $8,482, $49,274 and $208,401, respectively, were made pursuant to the Distribution Plan. In addition, for the fiscal year ended August 31, 1995, payments in the amount of $197,749 were made pursuant to the Shareholder Services Agreement.
PURCHASES BY SALES REPRESENTATIVES, FUND TRUSTEES, AND EMPLOYEES
Trustees, employees, and sales representatives of the Fund, Federated Advisers, and Federated Securities Corp. or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp. and their spouses and children under 21, may buy Shares at net asset value without a sales charge. Shares may also be sold without a sales charge to trusts or pension or profit-sharing plans for these persons. These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund. DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
VALUING MUNICIPAL BONDS
The Trustees use an independent pricing service to determine the market value of municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.
USE OF AMORTIZED COST
The Trustees have decided that the fair value of debt securities authorized to be purchased by the Fund with remaining maturities of 60 days or less at the time of purchase, shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Executive Committee continually assesses this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Trustees.
REDEEMING SHARES

The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures and contingent deferred sales charges are explained in the prospectus under "Redeeming Class A Shares." Although the Fund does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
REDEMPTION IN KIND
The Trust is obligated to redeem Shares solely in cash up to $250,000 or 1% of the net asset value of the respective class, whichever is less, for any one shareholder within a 90-day period.
Any redemption beyond this amount will also be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way that net asset value is determined. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transactions costs.


TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:



   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
  CAPITAL GAINS
     Capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:
     othe availability of higher relative yields;
     odifferentials in market values;
     onew investment opportunities;
     ochanges in creditworthiness of an issuer; or oan attempt to preserve gains or limit losses.
     Distributions of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares. Any loss by a shareholder on Fund shares held for less than six months and sold after a capital gains distribution will be treated as a long-term capital loss to the extent of the capital gains distribution.
TOTAL RETURN

The Fund's average annual total return for the fiscal year ended August 31, 1995, and for the period from October 11, 1990 (date of initial public investment) to August 31, 1995, were 5.48% and 7.78%, respectively.



The average annual total return for Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming a monthly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price or the offering price of shares redeemed.
YIELD

The Fund's yield for the thirty-day period ended August 31, 1995 was 5.56%.
The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the respective class on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in any class of shares of the Fund, performance will be reduced for those shareholders paying those fees.



TAX-EQUIVALENT YIELD

The Fund's tax-equivalent yield for for the thirty-day period ended August 31, 1995 was 8.83%.
The tax-equivalent yield for Shares of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that any class would have had to earn to equal its actual yield, assuming a 28% tax rate and assuming that income is 100% tax-exempt.
TAX-EQUIVALENCY TABLE
The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal obligations in the Fund's portfolio generally remains free from federal regular income tax* and is free from the income taxes imposed by the State of Pennsylvania. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.

                         TAXABLE YIELD EQUIVALENT FOR 1995

                             State of Pennsylvania

                  COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
              17.80%  30.80%     33.80%      38.80%     42.40%



    JOINT        $1- $39,001-   $94,251-   $143,601-     OVER
    RETURN    39,000  94,250    143,600     256,500    256,500

    SINGLE       $1- $23,351-   $56,551-   $117,951-     OVER



    RETURN    23,350  56,550    117,950     256,500    256,500


Tax-Exempt Yield         Taxable Yield Equivalent


     1.50%     1.82%    2.17%     2.27%      2.45%       2.60%
     2.00%     2.43%    2.89%     3.02%      3.27%       3.47%
     2.50%     3.04%    3.61%     3.78%      4.08%       4.34%
     3.00%     3.65%    4.34%     4.53%      4.90%       5.21%
     3.50%     4.26%    5.06%     5.29%      5.72%       6.08%
     4.00%     4.87%    5.78%     6.04%      6.54%       6.94%
     4.50%     5.47%    6.50%     6.80%      7.35%       7.81%
     5.00%     6.08%    7.23%     7.55%      8.17%       8.68%
     5.50%     6.69%    7.95%     8.31%      8.99%       9.55%
     6.00%     7.30%    8.67%     9.06%      9.80%      10.42%

    Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.
    The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.
    * Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.





PERFORMANCE COMPARISONS

The performance of Shares depends upon such variables as:
   o portfolio quality;
   o average portfolio maturity;
   o type of instruments in which the portfolio is invested;
   o changes in interest rates and market value of portfolio securities;
   o changes in the Fund's class expenses; and
   o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return. Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
   o LEHMAN BROTHERS REVENUE BOND INDEX is a total return performance benchmark for the long-term, investment grade, revenue bond market. Returns and attributes for the index are calculated semi-monthly.
   o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the



     "general municipal bond funds" category in advertising and sales literature.
   o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specific period of time.
Advertisements may quote performance information which does not reflect the effect of the sales charge.
ABOUT FEDERATED INVESTORS

Federated is dedicated to meeting investor needs which is reflected in its investment decision making -- structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.
In the municipal sector, as of December 31, 1994, Federated managed 18 bond funds with approximately $1.9 billion in assets and 18 money market funds with approximately $6.6 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities.
J. Thomas Madden, Executive Vice President, oversees Federated's equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated's domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated's international portfolios.
MUTUAL FUND MARKET
Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.* Federated Investors, through it subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL
Federated meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to theses institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
TRUST ORGANIZATIONS
Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios.
The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.



BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated mutual funds are available to consumers through major brokerage firms nationwide -- including 200 New York Stock Exchange firms -- supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.





















*source:  Investment Company Institute





APPENDIX

STANDARD & POOR'S RATINGS GROUP("S&P") MUNICIPAL BOND RATINGS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND RATINGS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA--Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR--Not rated by Moody's.
Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate or municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
FITCH INVESTORS SERVICE, INC. ("FITCH") LONG-TERM DEBT RATINGS



AAA--Bonds considered to be investment grade and of very high quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
NR--NR indicates that Fitch does not rate the specific issue.
PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.
STANDARD & POOR'S RATINGS GROUP MUNICIPAL NOTE RATINGS
SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2--Satisfactory capacity to pay principal and interest.
MOODY'S INVESTORS SERVICE, INC. SHORT-TERM LOAN RATINGS



MIG1/VMIG1--This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
MIG2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS
P-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. P-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.





--------------------------------------------------------------------------------
    OHIO MUNICIPAL INCOME FUND
    (A PORTFOLIO OF MUNICIPAL SECURITIES INCOME TRUST)
     FORTRESS SHARES
     PROSPECTUS

     The Fortress Shares, formerly the Investment Shares, of Ohio Municipal Income Fund (the "Fund") offered by this prospectus represent interests in a non-diversified portfolio of securities which is one of a series of investment portfolios in Municipal Securities Income Trust (the "Trust"), an open-end management investment company (a mutual fund). The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income

    Cusip #625922505
    0090701B (10/95)



     taxes imposed by the state of Ohio and Ohio municipalities. The Fund invests primarily in a portfolio of Ohio municipal securities.

     THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     This prospectus contains the information you should read and know before you invest in Fortress Shares. Keep this prospectus for future reference.


     The Fund has also filed a Statement of Additional Information for Fortress Shares dated October 31, 1995, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference in this prospectus. You may request a copy of the Statement of Additional
     Information, which is in paper form only, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information, or to make inquiries about the Fund, contact your financial institution.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION



     NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     Prospectus dated October 31, 1995


TABLE OF CONTENTS
--------------------------------------------------------------------------------



SUMMARY OF FUND EXPENSES                         1
--------------------------------------------------
FINANCIAL HIGHLIGHTS                             2
--------------------------------------------------
GENERAL INFORMATION                              3
--------------------------------------------------
FORTRESS INVESTMENT PROGRAM                      3
--------------------------------------------------
INVESTMENT INFORMATION                           4
--------------------------------------------------
  Investment Objective                           4
  Investment Policies                            5
  Ohio Municipal Securities                      7
  Investment Risks                               7
  Non-Diversification                            8
  Investment Limitations                         8
NET ASSET VALUE                                  8
--------------------------------------------------
INVESTING IN FORTRESS SHARES                     9
--------------------------------------------------
  Share Purchases                                9
  Minimum Investment Required                    9
  What Shares Cost                              10
  Eliminating/Reducing the Sales Charge         10
  Systematic Investment Program                 12
  Exchange Privilege                            12



  Certificates and Confirmations                12
  Dividends and Distributions                   13
REDEEMING FORTRESS SHARES                       13
--------------------------------------------------
  Through a Financial Institution               13
  Directly by Mail                              14
  Contingent Deferred Sales Charge              14
  Systematic Withdrawal Program                 15
  Accounts with Low Balances                    16

MUNICIPAL SECURITIES INCOME TRUST
  INFORMATION                                   16
--------------------------------------------------
  Management of Municipal Securities
    Income Trust                                16
  Distribution of Fortress Shares               17
  Administration of the Fund                    18

SHAREHOLDER INFORMATION                         19
--------------------------------------------------
  Voting Rights                                 19
  Massachusetts Partnership Law                 19

TAX INFORMATION                                 20
--------------------------------------------------
  Federal Income Tax                            20
  State of Ohio Income Taxes                    21
  Other State and Local Taxes                   21




PERFORMANCE INFORMATION                         22
--------------------------------------------------
FINANCIAL STATEMENTS                            23
--------------------------------------------------
INDEPENDENT AUDITORS' REPORT                    36
--------------------------------------------------
ADDRESSES                        Inside Back Cover
--------------------------------------------------






                                       I

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------



                                         FORTRESS SHARES
                                SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)....................      1.00%
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).........       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
  proceeds, as applicable) (1)...................................................................      1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)...............................       None
Exchange Fee.....................................................................................       None


                                    ANNUAL OPERATING EXPENSES
                             (As a percentage of average net assets)
Management Fee (after waiver) (2)................................................................      0.05%
12b-1 Fee (after waiver) (3).....................................................................      0.15%
Total Other Expenses.............................................................................      0.70%
  Shareholder Services Fee............................................................      0.25%
        Total Operating Expenses (4).............................................................      0.90%







(1) The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the net asset value of shares redeemed within four years of their purchase date. For a more complete description see "Contingent Deferred Sales Charge."


(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee . The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(3) The maximum 12b-1 fee is 0.40%.

(4) The total operating expenses in the table above are based on expenses expected during the fiscal year ending August 31, 1996. The total operating expenses were 0.90% for the fiscal year ended August 31, 1995 and would have been 1.50% absent a portion of the voluntary waivers of the management fee, the 12b-1 fee and the shareholder services fee.


    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Fortress Shares" and"Municipal Securites Income



Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


    Long-term shareholders may pay more than the economic equivalant of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.



EXAMPLE                                                             1 YEAR     3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------  ---------  ---------  ---------  ---------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of
each time period.................................................     $29        $50        $59       $120
You would pay the following expenses on the same investment,
assuming no redemption...........................................     $19        $38        $59       $120





    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                       1

OHIO MUNICIPAL INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 36.



                                                                                 YEAR ENDED AUGUST 31,
                                                                -------------------------------------------------------
                                                                 1995        1994        1993        1992       1991(a)
------------------------------------------------------------    -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                            $11.01      $11.65      $10.89      $10.40      $10.00
------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------
  Net investment income                                           0.60        0.56        0.57        0.61        0.57
------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          0.20       (0.64)       0.77        0.49        0.41
------------------------------------------------------------    -------     -------     -------     -------     -------
  Total from investment operations                                0.80       (0.08)       1.34        1.10        0.98
------------------------------------------------------------    -------     -------     -------     -------     -------
LESS DISTRIBUTIONS
------------------------------------------------------------
  Distributions from net investment income                       (0.59)      (0.56)      (0.57)      (0.61)      (0.57)
------------------------------------------------------------
  Distributions in excess of net investment income                0.00        0.00       (0.01)(b)    0.00       (0.01)(b)
------------------------------------------------------------    -------     -------     -------     -------     -------
  Total distributions                                            (0.59)      (0.56)      (0.58)      (0.61)      (0.58)
------------------------------------------------------------    -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                                  $11.22      $11.01      $11.65      $10.89      $10.40
------------------------------------------------------------    -------     -------     -------     -------     -------
                                                                -------     -------     -------     -------     -------



TOTAL RETURN (c)                                                  7.65%      (0.72%)     12.69%      10.91%      10.01%
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------
  Expenses                                                        0.90%       0.90%       0.87%       0.73%       0.28%(d)
------------------------------------------------------------
  Net investment income                                           5.53%       5.02%       5.13%       5.79%       6.35%(d)
------------------------------------------------------------
  Expense waiver/reimbursement (e)                                0.60%       0.55%       0.83%       1.35%       1.66%(d)
------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------
  Net assets, end of period (000 omitted)                       $70,532     $81,566     $73,973     $28,924     $19,840
------------------------------------------------------------
  Portfolio turnover                                                33%         20%          0%          0%         11%
------------------------------------------------------------






(a) Reflects operations for the period from October 12, 1990 (date of initial public investment) to August 31, 1991.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.


(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


(d) Computed on an annualized basis.

(e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Further information about the Fund's performance is contained in the Fund's annual report, dated August 31, 1995, which can be obtained free of charge.



                                       2

GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 6, 1990. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to the Fund, as of the date of this prospectus, the Board of Trustees ("Trustees") has established one class of shares, known as Fortress Shares ("Shares").

The Fund is designed for customers of financial institutions such as broker/dealers, banks, fiduciaries, and investment advisers as a convenient means of accumulating an interest in a professionally managed, non-diversified portfolio investing primarily in Ohio municipal securities. A minimum initial investment of $1,500 is required. Subsequent investments must be in amounts of at least $100. The Fund is not likely to be a suitable investment for non-Ohio taxpayers or retirement plans since Ohio municipal securities are not likely to produce competitive after-tax yields for such persons and entities when compared to other investments.


Except as otherwise noted in this prospectus, Shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value. However, a contingent deferred sales charge ("CDSC") is imposed on certain Shares, other than Shares purchased through reinvestment of dividends, which are redeemed within one to four years of their purchase dates. Fund assets may be used in connection with the distribution of Shares.



FORTRESS INVESTMENT PROGRAM

--------------------------------------------------------------------------------


This class of shares is a member of a family of funds, collectively known as the Fortress Investment Program. The other funds in the Program are:



    -  American  Leaders  Fund, Inc.,  providing  growth of  capital  and income
     -
       through high-quality stocks;



    -  California Municipal Income  Fund, providing current  income exempt  from
     -
       federal regular income tax and California personal income taxes;



    -  Fortress  Adjustable Rate  U.S. Government Fund,  Inc., providing current
     -
       income consistent with lower volatility of principal through a diversified portfolio of adjustable and floating rate mortgage securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities;



    -  Fortress  Bond   Fund,  providing   current  income   primarily   through
     -
       high-quality corporate debt;



    -  Fortress  Municipal Income Fund, Inc., providing  a high level of current
     -
       income generally exempt from the federal regular income tax by investing primarily in a diversified portfolio of municipal bonds;


                                       3


    -  Fortress  Utility Fund, Inc., providing  high current income and moderate
     -
       capital appreciation primarily through equity and debt securities of utility companies;



    -  Government  Income  Securities,  Inc., providing  current  income through
     -
       long-term U.S. government securities;




    -  Liberty Equity  Income Fund,  Inc., providing  above average  income  and
     -
       capital appreciation through income producing equity securities;



    -  Limited  Term Fund, providing  a high level  of current income consistent
     -
       with minimum fluctuation in principal value;



    -  Limited Term Municipal  Fund, providing  a high level  of current  income
     -
       which is exempt from federal regular income tax consistent with the preservation of capital;



    -  Money Market Management, Inc.,  providing current income consistent  with
     -
       stability of principal through high-quality money market instruments;



    -  New  York  Municipal Income  Fund, providing  current income  exempt from
     -
       federal regular income tax, New York personal income taxes, and New York municipalities income taxes;



    -  World  Utility  Fund, providing  total return  by investing  primarily in
     -
       securities issued by domestic and foreign companies in the utilities industry.


Each of the funds may also invest in certain other types of securities as described in each fund's prospectus.

The Fortress Investment Program provides flexibility and diversification for an investor's long-term investment planning. It enables an investor to meet the challenges of changing market conditions by offering convenient exchange privileges which give access to various investment vehicles, and by providing the investment services of a proven, professional investment adviser.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of Ohio and Ohio municipalities. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.





The Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. Interest income of the Fund that is exempt from the income taxes described above retains its exempt status when distributed to the Fund's shareholders. Income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than Ohio.


                                       4

INVESTMENT POLICIES

The Fund pursues its investment objective by investing primarily in Ohio municipal securities. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

ACCEPTABLE INVESTMENTS.  The securities in which the Fund invests include:

    - obligations issued by or on behalf of the state of Ohio, its political subdivisions, or agencies;

    - debt obligations of any state, territory, or possession of the United States, including the District of Columbia, or any political subdivision of any of these; and




    - participation interests, as described below, in any of the above obligations, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Fund and/or the investment adviser to the Fund, exempt from both federal regular income tax and the personal income tax imposed by the state of Ohio and Ohio municipalities ("Ohio municipal securities"). At least 80% of the value of the Fund's total assets will be invested in Ohio municipal securities.

The prices of fixed income securities fluctuate inversely to the direction of interest rates.


CHARACTERISTICS. The municipal securities which the Fund buys are investment grade bonds rated Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A, or BBB by Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch"). In certain cases the Fund's investment adviser may choose bonds which are unrated if it judges the bonds to have the same characteristics as the investment grade bonds described above. If a bond is rated below investment grade according to the characteristics set forth here after the Fund has purchased it, the Fund is not required to drop the bond from the portfolio, but will consider appropriate action. Bonds rated "BBB" by S&P or Fitch or "Baa" by Moody's have speculative characteristics. Changes in economic or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.




PARTICIPATION INTERESTS. The Fund may purchase participation interests from financial institutions such as commercial banks, savings and loan associations, and insurance companies. These participation interests give the Fund an undivided interest in Ohio municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Trustees of the Trust will determine that participation interests meet the prescribed quality standards for the Fund.

VARIABLE RATE MUNICIPAL SECURITIES. Some of the Ohio municipal securities which the Fund purchases may have variable interest rates. Variable interest rates are ordinarily based on a published interest rate, interest rate index, or a similar standard, such as the 91-day U.S. Treasury bill rate. Many variable rate municipal securities are subject to payment of principal on demand by the Fund in not

                                       5

more than seven days. All variable rate municipal securities will meet the quality standards for the Fund. The Fund's investment adviser has been instructed by the Trustees to monitor the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by the Fund on the basis of published financial information and reports of the rating agencies and other analytical services.

MUNICIPAL  LEASES.  Municipal  leases are obligations issued  by state and local
governments  or  authorities  to  finance  the  acquisition  of  equipment   and



facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate on any of the above. Lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. In the event of failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

RESTRICTED SECURITIES. As a matter of fundamental policy, the Fund may invest up to 10% of its net assets in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction upon resale under federal securities laws. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The  Fund may  dispose of  a commitment  prior to  settlement if  the investment adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

TEMPORARY INVESTMENTS. The Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. However, from time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term non-Ohio municipal tax-exempt obligations or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements (arrangements in which the organization selling the Fund a bond or temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

                                       6

There are no rating requirements applicable to temporary investments. However, the investment adviser will limit temporary investments to those rated within the investment grade categories described under "Acceptable Investments--Characteristics" (if rated) or (if unrated) those which the investment adviser judges to have the same characteristics as such investment grade securities.




Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax or personal income taxes imposed by the state of Ohio or Ohio municipalities.

OHIO MUNICIPAL SECURITIES

Ohio municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Ohio municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. However, interest on and principal of revenue bonds are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.




INVESTMENT RISKS

Yields on Ohio municipal securities depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the state of Ohio or its municipalities could impact the Fund's portfolio. The state of Ohio and certain underlying municipalities face potential economic problems over the longer term. The state economy has grown more slowly than that of the nation as a whole, resulting in a gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, involving in many cases national and international demographic and economic trends beyond the influence of the state. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Ohio municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Investing in Ohio municipal securities which meet the Fund's quality standards may not be possible if the state of Ohio or its municipalities do not maintain their current credit ratings. In addition, certain Ohio constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could result in adverse consequences affecting Ohio municipal securities.

                                       7

A further discussion of the risks of a portfolio which invests largely in Ohio municipal securities is contained in the Statement of Additional Information.




NON-DIVERSIFICATION

The Fund is a non-diversified investment portfolio. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio of securities because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio.

Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.

The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This undertaking requires that at the end of each quarter of the taxable year: (a) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer and (b) no more than 25% of its total assets are invested in the securities of a single issuer.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval. The following limitation, however, can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not invest more than 5% of its total assets in industrial development bonds when the payment of principal and interest is the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and all other assets, less liabilities, by the number of shares outstanding.

                                       8

INVESTING IN FORTRESS SHARES
--------------------------------------------------------------------------------

SHARE PURCHASES



Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased through an investment dealer who has a sales agreement with the distributor, Federated Securities Corp., or directly from the distributor, Federated Securities Corp. either by mail or by wire once an account has been established. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through financial institutions other than broker/dealers must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.


The financial institution which maintains investor accounts with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the CDSC (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods (see "Supplemental Payments to Financial Institutions").




DIRECTLY BY MAIL. To purchase Shares by mail directly from Federated Securities Corp. once an account has been established:

    - complete and sign the new account form available from the Fund;

    - enclose a check made payable to Ohio Municipal Income Fund--Fortress Shares; and


    -  send  both to  the Fund's  transfer agent,  Federated Services,  P.O. Box
     -
       8600, Boston, MA 02266-8600.


Purchases by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank and Trust Company ("State Street Bank"), into federal funds. This is generally the next business day after State Street Bank receives the check.

DIRECTLY BY WIRE. To purchase Shares directly from Federated Securities Corp. by Federal Reserve Wire, call the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $1,500. Subsequent investments must be in amounts of at least $100.




                                       9

WHAT SHARES COST


Shares are sold at their net asset value next determined after an order is received, plus a sales charge of 1% of the offering price (which is 1.01% of the net amount invested). Further, there is no sales charge for purchases of $1 million or more. In addition, no sales charge is imposed for Shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, or by sales representatives, Trustees, and employees of the Fund, Federated Advisers, and Federated Securities Corp., or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., their spouses and children under age 21, or any trusts or pension or profit-sharing plans for these persons. Unaffiliated institutions through whom Shares are purchased may charge fees for services provided which may be related to the ownership of Fund Shares. This prospectus should, therefore, be read together with any agreement between customer and institution with regard to services provided, the fees charged for these services, and any restrictions and limitations imposed.



The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Under certain circumstances, described under "Redeeming Fortress Shares," shareholders may be charged a CDSC by the distributor at the time Shares are redeemed.


DEALER CONCESSION. For sales of Shares, the distributor will normally offer to pay dealers up to 100% of the sales charge retained by it. Any portion of the sales charge which is not paid to a broker/ dealer will be retained by the distributor. However, from time to time, and at the sole discretion of the distributor, all or part of that portion may be paid to a dealer.



The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of Shares.



ELIMINATING/REDUCING THE SALES CHARGE






The sales charge can be reduced or eliminated on the purchase of Shares through:


    - quantity discounts and accumulated purchases;

    - signing a 13-month letter of intent;

    - using the reinvestment privilege; or

    - concurrent purchases.

                                       10


QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. There is no sales charge for purchases of $1 million or more. The Fund will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.



If an additional purchase of Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Shares having a current value at the public offering price of $900,000 and he purchases $100,000 more at the current public offering price, there will be no sales charge on the additional purchase. The Fund will also combine purchases for the purpose of reducing the CDSC imposed on some Share redemptions. For example, if a shareholder already owns Shares having a current value at public offering price of $1 million and purchases an additional $1 million at the current public offering price, the applicable CDSC would be reduced to .50% of those additional Shares. For more information on the levels of CDSCs and holding periods, see the section entitled "Contingent Deferred Sales Charge."



To receive the sales charge elimination and/or the CDSC reduction, Federated Securities Corp. must be notified by the shareholder in writing or by their financial institution at the time the purchase is made that Shares are already owned or that purchases are being combined. The Fund will eliminate the sales charge and/or reduce the CDSC after it confirms the purchases.



LETTER OF INTENT. If a shareholder intends to purchase at least $1 million of Shares over the next 13 months, the sales charge may be eliminated by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge elimination depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold 1.00% of the total amount intended to be purchased in escrow (in Shares) until such purchase is completed.



The 1.00% held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent, which must be $1 million or more of Shares, is not purchased. In this event, an appropriate number of escrowed Shares may be redeemed in order to realize the 1.00% sales charge.


This letter of intent also includes a provision for reductions in the CDSC and holding period depending on the amount actually purchased within the 13-month period. For more information on the various levels of CDSCs and holding periods, see the section entitled "Contingent Deferred Sales Charge."

This letter of intent will not obligate the shareholder to purchase Shares. This letter may be dated as of a prior date to include any purchases made within the past 90 days towards the dollar fulfillment of the letter of intent. Prior trade prices will not be adjusted.


REINVESTMENT PRIVILEGE. If Shares have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to receive this elimination of the sales charge. If the shareholder redeems his Shares, there may be tax consequences.



CONCURRENT   PURCHASES.    For  purposes  of   qualifying  for  a  sales  charge
elimination, a shareholder has the privilege of combining concurrent purchases of two or more funds in the Fortress Investment


                                       11


Program, the purchase prices of which include a sales charge. For example, if a shareholder concurrently invested $400,000 in one of the other Fortress Funds and $600,000 in Shares, the sales charge would be eliminated. To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will eliminate the sales charge after it confirms the purchases.


SYSTEMATIC INVESTMENT PROGRAM


Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by Federated Services Company, plus the 1.00% sales charge for purchases under $1 million. A shareholder may apply for participation in this program through Federated Securities Corp. or his financial institution.




EXCHANGE PRIVILEGE


Shares in Ohio Municipal Cash Trust or in other Fortress Funds may be exchanged for Shares at net asset value without a sales charge (if previously paid) or a CDSC. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold.



Shares in certain Federated Funds which are advised by subsidiaries or affiliates of Federated Investors may also be exchanged for Shares at net asset value. With the exception of exchanges into other Fortress Funds, such exchanges may be subject to a CDSC and possibly a sales charge.


Shareholders using this privilege must exchange shares having a net asset value which at least meets the minimum investment required for the fund into which the exchange is being made. Shareholders who desire to automatically exchange Shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. Further information on these exchange privileges is available by calling Federated Securities Corp. or the shareholder's financial institution.

Before a financial institution may request exchange by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept exchange by telephone must first be completed. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending on the circumstances, a short-term or long-term capital gain or loss may be realized. Before making an exchange, a shareholder must receive a prospectus of the fund for which the exchange is being made.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested on the application or by contacting the Fund.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly statements are sent to report dividends paid during the month.

                                       12

DIVIDENDS AND DISTRIBUTIONS


Dividends are declared and paid monthly. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares at net asset value without a sales charge, unless shareholders request cash payments on the application or by writing to Federated Services Company.





Shares purchased through a financial institution, for which payment by wire is received by State Street Bank on the business day following the order, begin to earn dividends on the day the wire payment is received. Otherwise, Shares purchased by wire begin to earn dividends on the business day after wire payment is received by State Street Bank. Shares purchased by mail, or through a financial institution, if the financial institution's payment is by check, begin to earn dividends on the second business day after the check is received by Federated Services Company.

Shares earn dividends through the business day that proper written redemption instructions are received by Federated Services Company.

REDEEMING FORTRESS SHARES
--------------------------------------------------------------------------------

The Fund redeems Shares at their net asset value, less any applicable CDSC, next determined after Federated Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution or directly from the Fund by written request.

THROUGH A FINANCIAL INSTITUTION


A shareholder may redeem Shares by calling his financial institution (such as a bank or a broker/ dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to Federated Services Company. The financial institution may charge customary fees and commissions for this service. If, at anytime, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.


Before a financial institution may request redemption by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept redemption requests by telephone must first be completed. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Directly by Mail," should be considered. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

                                       13

DIRECTLY BY MAIL




Shareholders may also redeem Shares by sending a written request to Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600. The written request must include the shareholder's name, the Fund name and class of shares, the account number, and the share or dollar amount to be redeemed. Shares will be redeemed at their net asset value, less any applicable CDSC, next determined after Federated Services Company receives the redemption request.



If share certificates have been issued, they should be sent by insured mail with the written request to: Federated Services Company, 500 Victory Road - 2nd Floor, North Quincy, MA 02171.



SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:


    - a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

    - a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges;




    - a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

    - any other "eligible guarantor institution", as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT. A check for the proceeds is mailed within seven days after receipt of proper written redemption instructions from a broker or from the shareholder.

CONTINGENT DEFERRED SALES CHARGE

Shareholders redeeming Shares from their Fund accounts within certain time periods of the purchase date of those Shares will be charged a CDSC by the Fund's distributor of the lesser of the original price or the net asset value of the Shares redeemed as follows:



                                                                      CONTINGENT DEFERRED
AMOUNT OF PURCHASE                            SHARES HELD                 SALES CHARGE
----------------------------------        --------------------        --------------------
Up to $1,999,999..................        4 years or less                      1%
$2,000,000 to $4,999,999..........        2 years or less                     .50%
$5,000,000 or more................        1 year or less                      .25%






In instances in which Shares have been acquired in exchange for shares in other Fortress Funds, (i) the purchase price is the price of the shares when originally purchased and (ii) the time period during which the shares are held will run from the date of the original purchase. The CDSC will not

                                       14

be imposed on Shares acquired through the reinvestment of dividends or distributions of long-term capital gains. In computing the amount of CDSC for accounts with Shares subject to a single holding period, if any, redemptions are deemed to have occurred in the following order: (1) Shares acquired through the reinvestment of dividends and long-term capital gains, (2) purchases of Shares occurring prior to the number of years necessary to satisfy the applicable hold period, and (3) purchases of Shares occurring within the current hold period. For accounts with Shares subject to multiple share holding periods, the redemption sequence will be determined first, with reinvested dividends and long-term capital gains, and second, on a first-in, first-out basis.


The CDSC will not be imposed when a redemption results from a return from the death or disability of the beneficial owner. The exemption from the CDSCs for qualified Plans, an IRA, Keogh Plan or a custodial account does not extend to account transfers, rollovers, and other redemptions made for purposes of reinvestment. CDSCs are not charged in connection with exchanges of Shares for shares in Ohio Municipal Cash Trust or shares in other Fortress Funds, or in connection with redemptions by the Fund of accounts with low balances. Shares of the Fund originally purchased through a bank trust department or investment adviser registered under the Investment Advisers Act of 1940, as amended, are not subject to the CDSC to the extent that no payment was advanced for purchases made by or through such entities.


SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive monthly or quarterly payments of predetermined amounts may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder; the minimum withdrawal amount is $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000 in the Fund (at current offering price).


A shareholder may apply for participation in this program through Federated Securities Corp. Due to the fact that Shares are sold with a sales charge, it is not advisable for shareholders to be purchasing Shares while participating in this program.




                                       15

CDSCs are charged for Shares redeemed through this program within four years of their purchase dates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,500. This requirement does not apply, however, if the balance falls below $1,500 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

MUNICIPAL SECURITIES INCOME TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF MUNICIPAL SECURITIES INCOME TRUST

BOARD OF TRUSTEES. Municipal Securities Income Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of Municipal Securities Income Trust and for exercising all of the powers of Municipal Securities Income Trust except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Trustees' responsibilities between meetings of the Board.



INVESTMENT ADVISER. Pursuant to an investment advisory contract with Municipal Securities Income Trust, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments, for which it receives an annual fee from the Fund.


Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violation of the codes are subject to review by the Board of Trustees, and could result in severe penalties.


    ADVISORY FEES. The Fund's Adviser receives an annual investment advisory fee equal to .40 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver or reimbursement of expenses at any time at its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.




                                       16

    ADVISER'S  BACKGROUND.    Federated  Advisers,  a  Delaware  business  trust
    organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the Trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son,
    J. Christopher Donahue, who is President and Trustee of Federated Investors.


    Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.



    J. Scott Albrecht has been the Fund's portfolio manager since March, 1995. Mr. Albrecht joined Federated Investors in 1989 and has been a Vice



    President of the Fund's investment adviser since October, 1994. Prior to this, Mr. Albrecht served as an Assistant Vice President of the Fund's investment adviser. From 1989 until 1991, Mr. Albrecht acted as an investment analyst. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Management from Carnegie Mellon University.


    Jonathan C. Conley has been the Fund's portfolio manager since its inception. Mr. Conley joined Federated Investors in 1979 and has been a Vice President of the Fund's investment adviser since 1982. Mr. Conley is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Virginia.

DISTRIBUTION OF FORTRESS SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES. Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the Fund may pay to the distributor an amount, computed at an annual rate of
0.40 of 1% of the average daily net asset value of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution related support services as agents for their clients or customers.


The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it

                                       17

from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.


In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25 of 1% of the average daily net asset value of Shares, computed at an annual rate, to obtain certain personal services for shareholders and for the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the



Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. Federated Securities Corp. will pay financial institutions, for distribution and/or administrative services, an amount equal to 1.00% of the offering price of the Shares acquired by their clients or customers on purchases up to $1,999,999, .50% of the offering price on purchases of $2,000,000 to $4,999,999, and .25% of the offering price on purchases of $5,000,000 or more. (This fee is in addition to the 1.00% sales charge on purchases of less than $1 million.)



Furthermore, in addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated
Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees at recreational-type facilities, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates, and not the Fund.




The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES.   Federated  Administrative Services,  a subsidiary  of
Federated Investors, provides administrative personnel and services (including certain legal and financial reporting

                                       18

services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:



              MAXIMUM                AVERAGE AGGREGATE DAILY NET ASSETS
         ADMINISTRATIVE FEE                OF THE FEDERATED FUNDS
        --------------------        ------------------------------------
            0.150 of 1%                  on the first $250 million
            0.125 of 1%                   on the next $250 million
            0.100 of 1%                   on the next $250 million
            0.075 of 1%             on assets in excess of $750 million





The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.


CUSTODIAN.   State  Street  Bank  and Trust  Company,  P.O.  Box  8600,  Boston,
Massachusetts 02266-8600, is custodian for the securities and cash of the Fund.



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600, is transfer agent for the Shares of the Fund and dividend disbursing agent for the Fund.



INDEPENDENT  AUDITORS.   The independent  auditors for  the Fund  are Deloitte &
Touche LLP, Pittsburgh, Pennsylvania.


SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS




Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that in matters affecting only a particular fund, only shares of that fund are entitled to vote. As of October 9, 1995, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned 37.45% of the voting securities of the Fund, and therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust entitled to vote.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders of the

                                       19



Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of the Fund for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument that the Trust or its Trustees enter into or sign on behalf of the Fund.

In the unlikely event a shareholder of the Fund is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund does not expect to pay federal income tax because it expects to meet requirements of the Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.



In general, shareholders are not required to pay federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds, although tax exempt interest will increase the taxable income of certain recipients of social security benefits. However, under the Tax Reform Act of 1986, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds will become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative




                                       20

minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

STATE OF OHIO INCOME TAXES

Under existing Ohio laws, distributions made by the Fund will not be subject to Ohio individual income taxes to the extent that such distributions qualify as "exempt-interest dividends" under the Code and represent (i) interest from obligations of Ohio or its subdivisions which is exempt from federal income tax; or (ii) interest of dividends from obligations issued by the United States and its territories or possessions or by any authority, commission or instrumentality of the United States which are exempt from state income tax under federal laws. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to Ohio individual income taxes.

Distributions made by the Fund will not be subject to Ohio corporation franchise tax to the extent that such distributions qualify as "exempt-interest dividends" under the Code and represent (i) interest from obligations of Ohio or its subdivisions which is exempt from federal income tax; or (ii) net interest income from obligations issued by the United States and its territories or possessions or by any authority, commission or instrumentality of the United States, which is included in federal taxable income and which is exempt from state income tax under federal laws.

Exempt-interest dividends that represent interest from obligations held by the Fund which are issued by Ohio or its political subdivisions will be exempt from any Ohio municipal income tax (even if the municipality is permitted under Ohio law to levy a tax on intangible income).

OTHER STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from state income taxes in states other than Ohio or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

                                       21

PERFORMANCE INFORMATION



--------------------------------------------------------------------------------

From   time  to  time,  the  Fund   advertises  the  total  return,  yield,  and
tax-equivalent yield for Shares.

Total return represents the change, over a specific period of time, in the value of an investment in Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.


The performance information reflects the effect of the maximum sales charge and other similar non-recurring charges, such as the CDSC, which, if excluded, would increase the total return, yield, and tax-equivalent yield.



From time to time, advertisements for the Fund may refer to ratings, rankings and other information in certain financial publications and/or compare the Fund's performance to certain indices.


                                       22

OHIO MUNICIPAL INCOME FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1995
--------------------------------------------------------------------------------



 PRINCIPAL                                                                 CREDIT
  AMOUNT                                                                   RATING*     VALUE
-----------  ------------------------------------------------------------  -------  -----------
LONG-TERM MUNICIPAL SECURITIES--98.0%
-------------------------------------------------------------------------
             OHIO--92.0%
             ------------------------------------------------------------
$   400,000  Akron, Bath & Copley, OH Joint Township, Revenue Bonds,
             7.45% (Children's Hospital Medical Center, Akron)/(United
             States Treasury PRF)/(Original Issue Yield: 7.698%),
             11/15/2000 (@102)                                               Aaa    $   461,736
             ------------------------------------------------------------
    200,000  Akron, Bath & Copley, OH Joint Township, Revenue Bonds,
             7.45% (Children's Hospital Medical Center, Akron)/(United
             States Treasury PRF)/(Original Issue Yield: 7.698%),
             11/15/2000 (@102)                                               Aaa        230,868
             ------------------------------------------------------------
    750,000  Ashland County, OH, LT GO Bonds, 7.00%, 12/1/2011                A         812,363
             ------------------------------------------------------------
    300,000  Bellefontaine, OH, Storm Water Utility LT GO Bonds, 7.05%,
             6/1/2011                                                         A         322,365
             ------------------------------------------------------------
    750,000  Bowling Green State University, OH, Revenue Bonds, 6.35%
             (Original Issue Yield: 6.45%), 6/1/2008                          A         788,857
             ------------------------------------------------------------



    900,000  Brunswick, OH, UT GO Bonds, 7.35% (Original Issue Yield:
             7.446%), 12/1/2010                                               A         995,418
             ------------------------------------------------------------
  2,500,000  Cleveland, OH Airport System, Revenue Bonds (Series A),
             6.00% (FGIC INS)/(Original Issue Yield: 6.378%), 1/1/2024       Aaa      2,492,975
             ------------------------------------------------------------
  2,000,000  Cleveland, OH Public Power System, Revenue Bonds, First
             Mortgage (Series A), 7.00% (MBIA INS)/(Original Issue Yield:
             7.15%), 11/15/2024                                              Aaa      2,269,640
             ------------------------------------------------------------
  2,600,000  Columbus, OH Municipal Airport Authority, Improvement
             Revenue Bonds, 6.25% (Port Columbus Intl Airport)/(MBIA
             INS)/(Original Issue Yield: 6.35%), 1/1/2024                    Aaa      2,659,280
             ------------------------------------------------------------
  1,000,000  Cuyahoga County, OH Hospital Authority, Revenue Bonds, 6.25%
             (Fairview General Hospital)/(Original Issue Yield: 6.321%),
             8/15/2010                                                       A1       1,014,920
             ------------------------------------------------------------





                                       23

OHIO MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------



 PRINCIPAL                                                                 CREDIT
  AMOUNT                                                                   RATING*     VALUE
-----------  ------------------------------------------------------------  -------  -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
-------------------------------------------------------------------------
             OHIO--CONTINUED
             ------------------------------------------------------------
$ 1,500,000  Cuyahoga County, OH Hospital Authority, Revenue Bonds, 6.25%
             (Meridia Health System)/(Original Issue Yield: 6.80%),
             8/15/2024                                                       A1     $ 1,507,455
             ------------------------------------------------------------
    800,000  Cuyahoga County, OH Hospital Authority, Revenue Bonds, 6.50%
             (University Hospital of Cleveland)/ (Original Issue Yield:
             6.68%), 1/15/2019                                               AA         819,080
             ------------------------------------------------------------
    780,000  Cuyahoga County, OH Hospital Authority, Revenue Refunding
             Bonds, 6.875% (University Hospital of Cleveland)/(AMBAC
             INS)/(Original Issue Yield: 6.954%), 1/15/2019                  Aaa        844,342
             ------------------------------------------------------------
    500,000  Cuyahoga County, OH Hospital Authority, Revenue Refunding
             Bonds, 8.00% (Cleveland Clinic)/(Original Issue Yield:
             8.068%), 12/1/2015                                              Aa         540,980
             ------------------------------------------------------------
    800,000  Cuyahoga County, OH, UT GO Jail Facilities Bonds, 7.00%
             (Original Issue Yield: 7.065%), 10/1/2013                       Aa         914,344



             ------------------------------------------------------------
  1,000,000  Eaton, OH IDA, Revenue Refunding Bonds, 6.50% (Baxter
             International, Inc.), 12/1/2012                                 A-       1,020,750
             ------------------------------------------------------------
    500,000  Franklin County, OH Hospital Facility Authority, Hospital
             Revenue Refunding & Improvement Bonds, 7.25% (Riverside
             United Methodist Hospital)/(MBIA INS)/(Original Issue Yield:
             7.29%), 5/15/2020                                               Aaa        556,755
             ------------------------------------------------------------
    260,000  Franklin County, OH Hospital Facility Authority, Revenue
             Refunding & Improvement Bonds (Series B), 7.50% (Riverside
             United Methodist Hospital)/(Original Issue Yield: 7.60%),
             5/15/2008                                                       Aa         297,656
             ------------------------------------------------------------
  2,500,000  Franklin County, OH Hospital Facility Authority, Revenue
             Refunding Bonds (Series A), 5.75% (Riverside United
             Methodist Hospital)/(Original Issue Yield: 6.10%), 5/15/2020    Aa       2,404,200
             ------------------------------------------------------------





                                       24

OHIO MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------



 PRINCIPAL                                                                 CREDIT
  AMOUNT                                                                   RATING*     VALUE
-----------  ------------------------------------------------------------  -------  -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
-------------------------------------------------------------------------
             OHIO--CONTINUED
             ------------------------------------------------------------
$ 1,300,000  Hamilton County, OH Health System, Revenue Refunding Bonds,
             Providence Hospital, 6.875% (Franciscan Sisters)/(Original
             Issue Yield: 7.05%), 7/1/2015                                  BBB-    $ 1,302,808
             ------------------------------------------------------------
    700,000  Hamilton County, OH Hospital Facilities Authority, Revenue
             Refunding & Improvement Bonds, 7.00% (Deaconess
             Hospital)/(Original Issue Yield: 7.046%), 1/1/2012               A         744,387
             ------------------------------------------------------------
  2,500,000  Hamilton County, OH Hospital Facilities Authority, Revenue
             Refunding Bonds (Series A), 6.25% (Bethesda Hospital,
             OH)/(Original Issue Yield: 6.55%), 1/1/2012                     A1       2,542,125
             ------------------------------------------------------------
    440,000  Lakewood, OH Hospital Improvement Authority, Revenue
             Refunding Bonds (Series One), 6.00% (Lakewood Hospital,
             OH)/(MBIA INS)/(Original Issue Yield: 6.90%), 2/15/2010         Aaa        447,652
             ------------------------------------------------------------
    500,000  Lebanon, OH Waterworks System, Revenue Improvement and
             Refunding Bonds, 7.10%, 3/1/2008                                 A         546,705



             ------------------------------------------------------------
    420,000  Marysville, OH, LT Sewer System GO Bonds, 7.15%, 12/1/2011       A         456,624
             ------------------------------------------------------------
  1,000,000  Middleburg Heights, OH, LT GO Bonds, 7.20%, 12/1/2011           Aa       1,111,350
             ------------------------------------------------------------
  1,000,000  Montgomery County, OH Health Facilities Authority, Revenue
             Bonds (Series A), 6.625% (Sisters of Charity Health Care
             System)/(MBIA INS)/(Original Issue Yield: 6.80%), 5/15/2021     Aaa      1,057,560
             ------------------------------------------------------------
  3,000,000  Moraine, OH Solid Waste Disposal Authority, Revenue Bonds,
             6.75% (General Motors Corp.)/(Original Issue Yield: 6.80%),
             7/1/2014                                                       BBB+      3,342,030
             ------------------------------------------------------------
  1,750,000  Northeast OH Regional Sewer District, Wastewater Revenue
             Bonds, 6.50% (AMBAC INS)/(Original Issue Yield: 6.85%),
             11/15/2016                                                      Aaa      1,830,727
             ------------------------------------------------------------





                                       25

OHIO MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------



 PRINCIPAL                                                                 CREDIT
  AMOUNT                                                                   RATING*     VALUE
-----------  ------------------------------------------------------------  -------  -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
-------------------------------------------------------------------------
             OHIO--CONTINUED
             ------------------------------------------------------------
$10,515,000  Ohio HFA, Residential Mortgage Revenue Bonds (Series B-2),
             6.70% (GNMA COL), 3/1/2025                                      AAA    $10,819,935
             ------------------------------------------------------------
  2,445,000  Ohio HFA, SFM Revenue Bonds (Series A), 7.65% (GNMA
             COL)/(Original Issue Yield: 7.669%), 3/1/2029                   AAA      2,552,091
             ------------------------------------------------------------
    315,000  Ohio HFA, SFM Revenue Bonds (Series A), 7.80% (GNMA COL),
             3/1/2030                                                        Aaa        334,719
             ------------------------------------------------------------
  2,500,000  Ohio State Air Quality Development Authority, PCR Refunding
             Bonds (Series A), 5.95% (Ohio Edison Co.), 5/15/2029           BBB-      2,241,075
             ------------------------------------------------------------
  1,250,000  Ohio State Air Quality Development Authority, PCR Refunding
             Bonds (Series A), 7.45% (Ohio Edison Co.)/ (FGIC INS),
             3/1/2016                                                        Aaa      1,380,875
             ------------------------------------------------------------
  4,800,000  Ohio State Air Quality Development Authority, Revenue
             Refunding Bonds, 6.375% (JMG Funding Limited



             Partnership)/(AMBAC INS)/(Original Issue Yield: 6.493%),
             1/1/2029                                                        Aaa      4,963,488
             ------------------------------------------------------------
  1,700,000  Ohio State Water Development Authority, PCR Refunding Bonds,
             5.95% (Ohio Edison Co.), 5/15/2029                             Baa2      1,538,483
             ------------------------------------------------------------
    650,000  Ohio State Water Development Authority, Pure Water Revenue
             Bonds, 7.00% (Original Issue Yield: 7.65%), 6/1/1998 (@100)      A         698,841
             ------------------------------------------------------------
    350,000  Rocky River, OH City School District, UT GO Bonds (Series
             A), 6.90% (Original Issue Yield: 6.98%), 12/1/2011              Aa         377,972
             ------------------------------------------------------------
    500,000  South Euclid, OH, UT GO Refunding Bonds, 7.00%, 12/1/2011       A1         545,170
             ------------------------------------------------------------
    500,000  Tiffin, OH, LT GO Bonds, 7.10%, 12/1/2011                        A         542,295
             ------------------------------------------------------------
  3,500,000  Toledo-Lucas County, OH Port Authority, Port Facilities
             Revenue Refunding Bonds, 5.90% (Cargill, Inc.)/ (Original
             Issue Yield: 5.981%), 12/1/2015                                 Aa3      3,504,760
             ------------------------------------------------------------





                                       26

OHIO MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------



 PRINCIPAL                                                                 CREDIT
  AMOUNT                                                                   RATING*     VALUE
-----------  ------------------------------------------------------------  -------  -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
-------------------------------------------------------------------------
             OHIO--CONTINUED
             ------------------------------------------------------------
$   500,000  University of Cincinnati, OH, General Receipts Revenue Bonds
             (Series B), 7.00% (Original Issue Yield: 7.05%), 6/1/2011       AA-    $   542,770
             ------------------------------------------------------------
    500,000  University of Cincinnati, OH, Revenue Bonds (Series 12),
             6.50% (Original Issue Yield: 6.613%), 6/1/2011                  AA-        525,040
             ------------------------------------------------------------           -----------
                 Total                                                               64,903,466
             ------------------------------------------------------------           -----------
             PUERTO RICO--3.5%
             ------------------------------------------------------------
  2,400,000  Puerto Rico Electric Power Authority, Revenue Bonds (Series
             T), 6.375% (Original Issue Yield: 6.58%), 7/1/2024              A-       2,468,760
             ------------------------------------------------------------           -----------
             VIRGIN ISLANDS--2.5%
             ------------------------------------------------------------
  1,750,000  Virgin Islands HFA, SFM Revenue Refunding Bonds (Series A),
             6.50% (GNMA COL)/(Original Issue Yield: 6.522%), 3/1/2025       AAA      1,765,505
             ------------------------------------------------------------           -----------



               TOTAL LONG-TERM MUNICIPAL SECURITIES
               (IDENTIFIED COST $65,998,148)                                         69,137,731
             ------------------------------------------------------------           -----------
SHORT-TERM MUNICIPAL SECURITIES--0.4%
-------------------------------------------------------------------------
             PUERTO RICO--0.4%
             ------------------------------------------------------------
    300,000  Puerto Rico Government Development Bank Weekly VRDNs (Credit
             Suisse, Zurich LOC)                                            A-1+        300,000
             ------------------------------------------------------------           -----------
               TOTAL SHORT-TERM MUNICIPAL SECURITIES (AT AMORTIZED COST)                300,000
             ------------------------------------------------------------           -----------
               TOTAL INVESTMENTS (IDENTIFIED COST $66,298,148)(A)                   $69,437,731
             ------------------------------------------------------------           -----------
                                                                                    -----------





(a) The cost of investments for federal tax purposes amounts to $66,298,148. The unrealized appreciation of investments on a federal tax basis amounts to $3,139,583 which is comprised of $3,503,847 appreciation and $364,264 depreciation at August 31, 1995.

 * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

 Note: The categories of  investments are shown  as a percentage  of net  assets
       ($70,531,523) at August 31, 1995.

                                       27

OHIO MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------



The following acronyms are used throughout this portfolio:

AMBAC      --American Municipal Bond Assurance Corporation
COL        --Collateralized
FGIC       --Financial Guaranty Insurance Company
GNMA       --Government National Mortgage Association
GO         --General Obligation
HFA        --Housing Finance Authority
IDA        --Industrial Development Authority
INS        --Insurance
LOC        --Letter of Credit
LT         --Limited Tax
MBIA       --Municipal Bond Investors Assurance
PCR        --Pollution Control Revenue
PRF        --Prerefunded
SFM        --Single Family Mortgage
UT         --Unlimited Tax
VRDNs      --Variable Rate Demand Notes





(See Notes which are an integral part of the Financial Statements)

                                       28

OHIO MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1995
--------------------------------------------------------------------------------



ASSETS:
-------------------------------------------------------------------
Total investments in securities, at value (identified and
tax cost $66,298,148)                                                $69,437,731
-------------------------------------------------------------------
Cash                                                                      74,335
-------------------------------------------------------------------
Income receivable                                                      1,278,356
-------------------------------------------------------------------
Receivable for shares sold                                                35,581
-------------------------------------------------------------------
Deferred expenses                                                            436
-------------------------------------------------------------------  -----------
    Total assets                                                      70,826,439
-------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------
Payable for shares redeemed                                $128,855
---------------------------------------------------------
Income distribution payable                                 122,321
---------------------------------------------------------
Accrued expenses                                             43,740
---------------------------------------------------------  --------
    Total liabilities                                                    294,916
-------------------------------------------------------------------  -----------
NET ASSETS for 6,284,930 shares outstanding                          $70,531,523



-------------------------------------------------------------------  -----------
                                                                     -----------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------
Paid in capital                                                      $68,304,646
-------------------------------------------------------------------
Net unrealized appreciation of investments                             3,139,583
-------------------------------------------------------------------
Accumulated net realized loss on investments                            (977,929)
-------------------------------------------------------------------
Undistributed net investment income                                       65,223
-------------------------------------------------------------------  -----------
    Total Net Assets                                                 $70,531,523
-------------------------------------------------------------------  -----------
                                                                     -----------
NET ASSET VALUE, Offering Price and Redemption Proceeds
Per Share:
-------------------------------------------------------------------
Net Asset Value Per Share
($70,531,523 DIVIDED BY 6,284,930 shares outstanding)                $     11.22
-------------------------------------------------------------------  -----------
                                                                     -----------
Offering Price Per Share (100 DIVIDED BY 99.00 of
$11.22)*                                                             $     11.33
-------------------------------------------------------------------  -----------
                                                                     -----------
REDEMPTION PROCEEDS Per Share (99.00 DIVIDED BY 100 of
$11.22)**                                                            $     11.11



-------------------------------------------------------------------  -----------
                                                                     -----------







 * See "What Shares Cost."


** See "Contingent Deferred Sales Charge."


(See Notes which are an integral part of the Financial Statements)

                                       29

OHIO MUNICIPAL INCOME FUND

STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1995
--------------------------------------------------------------------------------



INVESTMENT INCOME:
--------------------------------------------------------------------
Interest                                                              $4,683,841
--------------------------------------------------------------------
EXPENSES:
--------------------------------------------------------------------
Investment advisory fee                                   $  291,144
--------------------------------------------------------
Administrative personnel and services fee                    125,000
--------------------------------------------------------
Custodian fees                                                54,875
--------------------------------------------------------
Transfer and dividend disbursing agent fees
and expenses                                                  49,748
--------------------------------------------------------
Directors'/Trustees' fees                                        937
--------------------------------------------------------
Auditing fees                                                 13,971
--------------------------------------------------------
Legal fees                                                     3,662
--------------------------------------------------------
Portfolio accounting fees                                     24,834
--------------------------------------------------------
Distribution services fee                                    291,139
--------------------------------------------------------
Shareholder services fee                                     181,962



--------------------------------------------------------
Share registration costs                                      20,890
--------------------------------------------------------
Printing and postage                                          14,659
--------------------------------------------------------
Insurance premiums                                             6,010
--------------------------------------------------------
Taxes                                                          1,247
--------------------------------------------------------
Miscellaneous                                                 13,754
--------------------------------------------------------  ----------
    Total expenses                                         1,093,832
--------------------------------------------------------
Waivers and reimbursements--
---------------------------------------------
  Waiver of investment advisory fee            $(256,279)
---------------------------------------------
  Waiver of distribution services fee           (180,166)
---------------------------------------------
  Waiver of shareholder services fee              (1,796)
---------------------------------------------  ---------
    Total waivers                                           (438,241)
--------------------------------------------------------  ----------
      Net expenses                                                       655,591
--------------------------------------------------------------------  ----------
        Net investment income                                          4,028,250
--------------------------------------------------------------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON



INVESTMENTS:
--------------------------------------------------------------------
Net realized loss on investments                                        (712,819)
--------------------------------------------------------------------
Net change in unrealized appreciation of
investments                                                            1,576,901
--------------------------------------------------------------------  ----------
    Net realized and unrealized gain on
    investments                                                          864,082
--------------------------------------------------------------------  ----------
        Change in net assets resulting from
        operations                                                    $4,892,332
--------------------------------------------------------------------  ----------
                                                                      ----------





(See Notes which are an integral part of the Financial Statements)

                                       30

OHIO MUNICIPAL INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                      YEAR ENDED AUGUST 31,
                                                ---------------------------------
                                                     1995              1994
                                                ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------
OPERATIONS--
----------------------------------------------
Net investment income                             $   4,028,250     $   4,196,252
----------------------------------------------
Net realized gain (loss) on investments
($782,520 and $595 net losses, respectively,
as computed for federal tax purposes)                  (712,819)         (255,186)
----------------------------------------------
Net change in unrealized appreciation
(depreciation)                                        1,576,901        (4,648,123)
----------------------------------------------  ---------------   ---------------
    Change in net assets resulting from
      operations                                      4,892,332          (707,057)
----------------------------------------------  ---------------   ---------------
NET EQUALIZATION CREDITS (DEBITS)--                     (39,884)          (11,943)
----------------------------------------------  ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS--
----------------------------------------------
Distributions from net investment income



----------------------------------------------
  Trust Shares                                                0          (330,980)
----------------------------------------------
  Fortress Shares                                    (3,954,127)       (3,779,954)
----------------------------------------------  ---------------   ---------------
    Change in net assets resulting from
    distributions to shareholders                    (3,954,127)       (4,110,934)
----------------------------------------------  ---------------   ---------------
SHARE TRANSACTIONS--
----------------------------------------------
Proceeds from sale of shares                          6,748,209        28,336,326
----------------------------------------------
Net asset value of shares issued to
shareholders in payment of distributions
declared                                              1,562,674         1,388,664
----------------------------------------------
Cost of shares redeemed                             (20,243,640)      (23,607,643)
----------------------------------------------  ---------------   ---------------
    Change in net assets resulting from share
      transactions                                  (11,932,757)        6,117,347
----------------------------------------------  ---------------   ---------------
        Change in net assets                        (11,034,436)        1,287,413
----------------------------------------------
NET ASSETS:
----------------------------------------------
Beginning of period                                  81,565,959        80,278,546
----------------------------------------------  ---------------   ---------------
End of period (including undistributed net



investment income of $65,223 and $30,984,
respectively)                                     $  70,531,523     $  81,565,959
----------------------------------------------  ---------------   ---------------
                                                ---------------   ---------------






(See Notes which are an integral part of the Financial Statements)

                                       31

OHIO MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION


Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of five, non-diversified portfolios. The financial statements included herein are only those of Ohio Municipal Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholders interest is limited to the portfolio in which shares are held.



Previously,  the  Fund provided  two classes  of  shares ("Fortress  Shares" and



"Trust Shares"). As of August 23, 1994, the "Trust Shares" class of shares were no longer offered.


(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

    INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at prices provided by an independent pricing service.

    INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

    FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.


    At August 31, 1995, the Fund, for federal tax purposes, had a capital loss carryforward of $792,780, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any


                                       32

OHIO MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
    liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:



               EXPIRATION YEAR       EXPIRATION AMOUNT
               ---------------       -----------------
                    2000                  $  9,665
                    2002                  $    595
                    2003                  $782,520







    Additionally, net capital losses of $185,150 attributable to security transactions incurred after October 31, 1994 are treated as arising on the first day of the Fund's next taxable year.



    EQUALIZATION--The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net income per share is unaffected by sales or redemptions of fund shares.


    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

    CONCENTRATION  OF RISK--Since the Fund invests  a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers in one state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 1995, 49.4% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit for any one institution or agency do not exceed 22.3% of total investments.

    DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from the Fund's commencement date.

    OTHER--Investment transactions are accounted for on the trade date.

                                       33

OHIO MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust  permits the Trustees to  issue an unlimited number  of
full   and  fractional  shares  of  beneficial  interest  (without  par  value).
Transactions in Fund shares were as follows:




                                                                  YEAR ENDED AUGUST 31,
                                                    --------------------------------------------------
                                                              1995                      1994
                                                    ------------------------  ------------------------
FORTRESS SHARES                                       SHARES      DOLLARS       SHARES      DOLLARS
--------------------------------------------------  ----------  ------------  ----------  ------------
Shares sold                                            626,737  $  6,748,209   2,071,672  $ 23,380,919
--------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                 144,421     1,562,674     117,979     1,333,119
--------------------------------------------------
Shares redeemed                                     (1,896,511)  (20,243,640) (1,127,610)  (12,701,562)
--------------------------------------------------  ----------  ------------  ----------  ------------
  Net change resulting from share transactions      (1,125,353) $(11,932,757)  1,062,041  $ 12,012,476
--------------------------------------------------  ----------  ------------  ----------  ------------
                                                    ----------  ------------  ----------  ------------




                                                            YEAR ENDED
                                                         AUGUST 31, 1994,
                                                    --------------------------
TRUST SHARES                                          SHARES        DOLLARS
--------------------------------------------------  -----------   ------------
Shares sold                                             429,857   $  4,955,407
--------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                    4,891         55,545
--------------------------------------------------
Shares redeemed                                        (975,921)   (10,906,081)
--------------------------------------------------  -----------   ------------
  Net change resulting from share transactions         (541,173)  $ (5,895,129)
--------------------------------------------------  -----------   ------------
                                                    -----------   ------------






(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .40 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.


DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Trust will compensate Federated Securities


                                       34

OHIO MUNICIPAL INCOME FUND



--------------------------------------------------------------------------------
Corp. ("FSC"), the principle distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to .40 of 1% of the average daily net assets of the Fund, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25. of 1% of average daily net assets of the Fund shares for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive a portion of this fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATION EXPENSES--Organizational expenses of $29,070 and start-up administrative services expenses of $97,677 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for organizational expenses and start-up administrative expenses during the five year period following October 10, 1990 (date the Fund first became effective). For the year ended August 31, 1995, the Fund paid $3,688 and $7,376, respectively, pursuant to this agreement.


INTERFUND TRANSACTIONS--During the year ended August 31, 1995, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $12,250,000 and $11,850,000, respectively.


GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1995, were as follows:



-------------------------------------------------------------------
PURCHASES                                                            $23,606,654
-------------------------------------------------------------------  -----------
SALES                                                                $34,982,160
-------------------------------------------------------------------  -----------





                                       35

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board Trustees of Municipal Securities Income Trust and Shareholders of OHIO MUNICIPAL INCOME FUND:


We have audited the accompanying statement of assets and liabilities of Ohio Municipal Income Fund (one of the portfolios comprising Municipal Securities Income Trust), including the portfolio of investments, as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1995 and 1994, and the financial highlights for each of the years in the five-year period ended August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Ohio Municipal Income Fund as of August 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Pittsburgh, Pennsylvania
October 13, 1995

                                       36

ADDRESSES
--------------------------------------------------------------------------------



Ohio Municipal Income Fund
              Fortress Shares                                    Federated Investors Tower
                                                                 Pittsburgh, Pennsylvania 15222-3779
-------------------------------------------------------------------------------------------

Distributor
              Federated Securities Corp.                         Federated Investors Tower
                                                                 Pittsburgh, Pennsylvania 15222-3779
-------------------------------------------------------------------------------------------

Investment Adviser
              Federated Advisers                                 Federated Investors Tower
                                                                 Pittsburgh, Pennsylvania 15222-3779
-------------------------------------------------------------------------------------------

Custodian
              State Street Bank and Trust Company                P.O. Box 8600
                                                                 Boston, Massachusetts 02266-8600
-------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
              Federated Services Company                         P.O. Box 8600
                                                                 Boston, Massachusetts 02266-8600
-------------------------------------------------------------------------------------------

Independent Auditors



              Deloitte & Touche LLP                              2500 One PPG Place
                                                                 Pittsburgh, Pennsylvania 15222-5401
-------------------------------------------------------------------------------------------






                                       37

--------------------------------------------------------------------------------
                                            OHIO MUNICIPAL INCOME
                                            FUND
                                            FORTRESS SHARES

                                            PROSPECTUS

                                           A Non-Diversified Portfolio of
                                           Municipal Securities Income
                                           Trust,
                                           An Open-End, Management
                                           Investment Company


                                           October 31, 1995



[LOGO]     FEDERATED SECURITIES CORP.
           Distributor
           A subsidiary of FEDERATED INVESTORS
           FEDERATED INVESTORS TOWER
           PITTSBURGH, PA 15222-3779



           Cusip #625922307
           0090702A-FS (10/95)                     [RECYCLED PAPER LOGO]




                           OHIO MUNICIPAL INCOME FUND
                                FORTRESS SHARES
               (A PORTFOLIO OF MUNICIPAL SECURITIES INCOME TRUST)
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Fortress Shares of Ohio Municipal Income Fund (the "Fund") dated October 31, 1995. This Statement is not a prospectus itself. To receive a copy of a prospectus write or call the Fund.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                        Statement dated October 31, 1995








           FEDERATED SECURITIES
           CORP.

           Distributor
           A subsidiary of FEDERATED
           INVESTORS



GENERAL INFORMATION ABOUT THE FUND1        Conversion to Federal Funds    14
                                           Purchases by Sales Representatives,
INVESTMENT OBJECTIVE AND POLICIES1
                                             Fund
 Acceptable Investments          1           Trustees, and Employees      14
 When-Issued and Delayed                  DETERMINING NET ASSET VALUE     14
  Delivery Transactions          2
                                           Valuing Municipal Bonds        14
 Temporary Investments           2
                                           Use of Amortized Cost          14
 Portfolio Turnover              3
                                          REDEEMING FORTRESS SHARES       14
 Investment Limitations          3
 Ohio Investment Risks           5         Redemption in Kind             14
MUNICIPAL SECURITIES INCOME TRUST         EXCHANGE PRIVILEGE              15
MANAGEMENT                       6
                                           Reduced Sales Charge           15
 Fund Ownership                 10         Requirements for Exchange      15
 Trustees Compensation          11         Tax Consequences               15
 Trustee Liability              11         Making An Exchange             15
INVESTMENT ADVISORY SERVICES    12        TAX STATUS                      15

 Adviser to the Fund            12         The Fund's Tax Status          15
 Advisory Fees                  12         Shareholders' Tax Status       15
ADMINISTRATIVE SERVICES         12        TOTAL RETURN                    16

TRANSFER AGENT AND DIVIDEND               YIELD                           16
DISBURSING AGENT                12
                                          TAX-EQUIVALENT YIELD            16
BROKERAGE TRANSACTIONS          13
                                           Tax-Equivalency Table          16
PURCHASING FORTRESS SHARES      13        PERFORMANCE COMPARISONS         17

 Distribution Plan and Shareholder        ABOUT FEDERATED INVESTORS       18
  Services Agreement            13



APPENDIX                        20



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Municipal Securities Income Trust (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 6, 1990. On September 16, 1992, (effective October 31, 1992), the Trustees approved changing the name of the Trust from Federated Municipal Income Trust to Municipal Securities Income Trust. Shares of the Fund are presently offered in one class known as Fortress Shares ("Shares").
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income exempt from federal regular income and the personal income taxes imposed by the state of Ohio and Ohio municipalities. The investment objective cannot be changed without approval of shareholders.
ACCEPTABLE INVESTMENTS
The Fund invests primarily in Ohio municipal securities.
  CHARACTERISTICS
     The Ohio municipal securities in which the Fund invests have the characteristics set forth in the prospectus. If a rated bond loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to drop the bond from the portfolio, but will consider doing so. If ratings made by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch's Investors Service, Inc. change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.
  TYPES OF ACCEPTABLE INVESTMENTS
     Examples of Ohio municipal securities are:



     ogovernmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality. Government lease certificates purchased by the Fund will not contain non-appropriation clauses;
     omunicipal notes and tax-exempt commercial paper;
     oserial bonds;
     otax anticipation notes sold to finance working capital needs of municipalities;
     obond anticipation notes sold in anticipation of the issuance of long-term bonds;
     opre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and ogeneral obligation bonds.
  PARTICIPATION INTERESTS
     The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).
  VARIABLE RATE MUNICIPAL SECURITIES
     Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.
  MUNICIPAL LEASES
     The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors:
     owhether the lease can be terminated by the lessee:
     othe potential recovery, if any, from a sale of the leased property upon termination of the lease;
     othe lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects);
     othe likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and
     oany credit enhancement or legal recourse provided upon an event of non-
      appropriation or other termination of the lease.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. TEMPORARY INVESTMENTS
The Fund may also invest in temporary investments during times of unusual market conditions for defensive purposes.
  REPURCHASE AGREEMENTS
     Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
From time to time, such as when suitable Ohio municipal bonds are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in Ohio municipal bonds and thereby reduce the Fund's yield.
  REVERSE REPURCHASE AGREEMENTS
     The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
     When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled.
PORTFOLIO TURNOVER
The Fund may trade or dispose of portfolio securities as considered necessary to meet its investment objective. It is not anticipated that the portfolio trading engaged in by the Fund will result in its annual portfolio turnover rate exceeding 100%. For the fiscal years ended August 31, 1995 and 1994, the portfolio turnover rates were 33% and 20%, respectively.
INVESTMENT LIMITATIONS
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.
     The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.



  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate its assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge.
  UNDERWRITING
     The Fund will not underwrite any issue of securities except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate although it may invest in municipal bonds secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except that it may acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or its Declaration of Trust.
  DEALING IN PUTS AND CALLS
     The Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.



  CONCENTRATION OF INVESTMENTS
     The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will not purchase securities of other investment companies except as part of a merger, consolidation, or other acquisition.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE FUND
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Fund or its investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities.



  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in industrial development bonds where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.
  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in securities of issuers which invest in or sponsor such programs.
In addition, in order to comply with certain state restrictions, the Fund may not invest in real estate limited partnerships.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."
OHIO INVESTMENT RISKS
The economy of the State of Ohio is reliant in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. During the past decade, competition in various industries in the State of Ohio has changed from being domestic to international in nature. In addition, these industries may be characterized as having excess capacity in particular product segments. The steel industry, in particular, and the automobile industry, to a lesser extent, share these characteristics. Because the State of Ohio and certain underlying municipalities have large exposure to these industries and their respective aftermarkets, trends in these industries may, over the long term, impact the demographic and financial position of the State of Ohio and its municipalities. To the degree that domestic manufacturers in industries to which Ohio municipalities have exposure fail to make competitive adjustments, employment statistics and disposable income of residents in Ohio may deteriorate, possibly leading to population declines and erosion of municipality tax bases.
Both the economic trends above and the political climate in various municipalities may have contributed to the decisions of various businesses and individuals to relocate outside the State. A municipality's political climate in particular may affect its own credit standing. For both the State of Ohio and underlying Ohio municipalities, adjustment of credit ratings by the rating agencies may affect the ability to issue securities and thereby affect the supply of obligations meeting the quality standards for investment by the Fund. The State acted quickly in response to the national recession. Expenditure reductions in excess of $700 million coupled with various revenue adjustments enabled the State to maintain its General Fund balances and restore $21 million to its budget stabilization reserve during fiscal 1993. The State has relatively modest debt outstanding as compared to its economic base.
Economic restructuring continues as the State's traditional manufacturing sectors are gradually replaced by trade and service sectors. This transformation will reduce the State's sensitivity to economic cycles.
The State has established procedures for municipal fiscal emergencies under which joint state/local commissions are established to monitor the fiscal affairs of a financially troubled municipality. When these procedures are invoked, the municipality must develop a financial plan to eliminate deficits and cure any defaults. Since their adoption in 1979, these procedures have been applied to approximately twenty-one cities and villages, including the City of Cleveland; in sixteen of these communities, the fiscal situation has been resolved and the procedures terminated.
The foregoing discussion only highlights some of the significant financial trends and problems affecting the State of Ohio and underlying municipalities.


MUNICIPAL SECURITIES INCOME TRUST MANAGEMENT
Officers and Trustees are listed with their addresses, present positions with Municipal Securities Income Trust, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Trust.




Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.





William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.


J. Christopher Donahue *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President and Trustee
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.




James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.



Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.


Peter E. Madden
70 Westcliff Road
Westin, MA
Birthdate:  March 16, 1942
Trustee
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.




Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  October 6, 1926
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.



Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.




Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Vice President and Treasurer
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; Vice President and Treasurer of the Funds.





David M. Taylor
Federated Investors Tower
Pittsburgh, PA
Birthdate:  January 13, 1947
Treasurer
Senior Vice President, Controller, and Trustee, Federated Investors; Controller, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Vice President, Federated Shareholder Services; Senior Vice President, Federated Administrative Services; Treasurer of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp. ; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Vice President and Secretary of the Funds.




     * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.
     @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.
As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Equity Funds; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 3-5 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust;; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty



Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.
FUND OWNERSHIP -
Officers and Trustees own less than 1% of the outstanding Shares.
As of October 9, 1995, the following shareholder of record owned 5% or more of the outstanding Shares of the Fund: Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL, own approximately 2,343,622 Shares (37.45%).
TRUSTEES COMPENSATION


                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM          TOTAL COMPENSATION PAID
TRUST              TRUST*#          FROM FUND COMPLEX +


John F. Donahue  $ -0-     $ -0- for the Trust and
Trustee and Chairman          68 other investment companies in the Fund Complex
Thomas G. Bigley $203      $20,688 for the Trust and
Trustee                    49 other investment companies in the Fund Complex
John T. Conroy   $222      $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
William J. Copeland        $222    $117,202 for the Trust and



Trustee                    64 other investment companies in the Fund Complex
J. Christopher Donahue     $ -0-   $ -0- for the Trust and
Trustee and Exec. Vice Pres.       14 other investment companies in the Fund
                                   Complex

James E. Dowd    $222      $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.    $203    $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.    $222    $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Peter E. Madden  $175      $90,563 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Gregor F. Meyer  $203      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
John E. Murray, Jr.        $157    $ -0- for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Wesley W. Posvar $203      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex

Marjorie P. Smuts$203      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex


*Information is furnished for the fiscal year ended August 31, 1995.
#The aggregate compensation is provided for the Trust which is comprised of five portfolios.
+The information is provided for the last calendar year.



TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Federated Advisers (the "Adviser"). It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.
The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
ADVISORY FEES
For its advisory services, Federated Advisers receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended August 31, 1995, 1994, and 1993, the Adviser earned $291,144, $332,570, and $267,549, respectively, of which $256,279, $332,570, and $267,549, respectively, were voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2.5% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1.5% per year of the remaining average net assets, the adviser will reimburse the Trust for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this expense limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. Prior to March 1, 1994, Federated Administrative Services, Inc., also a subsidiary of Federated Investors, served as the Fund's administrator. (For purposes of this Statement of Additional Information, Federated Administrative Services and Federated Administrative Services, Inc., may hereinafter collectively be referred to as, the "Administrators.") For the fiscal years ended August 31, 1995 and 1994, the Administrators collectively earned $125,000 and$224,287, respectively, none of which was waived. For the fiscal year ended August 31, 1993, Federated Administrative Services, Inc. earned $283,923. Dr. Henry J. Gailliot, an officer of Federated Advisers, the Adviser to the Fund, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company serves as transfer agent and dividend disbursing agent for the Fund. The fee is based on the size, type, and number of accounts and transactions made by shareholders.
Federated Services Company also maintains the Fund's accounting records. The fee based on the level of the Fund's average net assets for the period plus out-of - pocket expenses.


BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include:
   o advice as to the advisability of investing in securities;
   o security analysis and reports;
   o economic studies;
   o industry studies;
   o receipt of quotations for portfolio evaluations; and
   o similar services.



The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
Research services provided by brokers may be used by the Adviser or by affiliates of Federated Investors in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.
During the fiscal years ended August 31, 1995, 1994, and 1993, the Fund paid no brokerage commissions.
PURCHASING FORTRESS SHARES

Except under certain circumstances described in the prospectus, Shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Shares is explained in the prospectus under "Investing in Fortress Shares."
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT
These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Distribution Plan, the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.
Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the fiscal years ended August 31, 1995, 1994, and 1993, payments in the amount of $291,139, $307,350, and $209,201, respectively, were made pursuant to the Distribution Plan. In addition, for the fiscal year ended August 31, 1995, payments in the amount of $181,962 were made pursuant to the Shareholder Services Agreement, of which $1,796 was waived.
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. State Street Bank and Trust Company acts as the shareholder's agent in depositing checks and converting them to federal funds.
PURCHASES BY SALES REPRESENTATIVES, FUND TRUSTEES, AND EMPLOYEES
Trustees, employees, and sales representatives of the Fund, Federated Advisers, and Federated Securities Corp. or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp. and their spouses and children under 21, may buy shares at net asset value without a sales charge. Shares may also be sold without a sales charge to trusts or pension or profit-sharing plans for these persons. These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund. DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
VALUING MUNICIPAL BONDS
The Trustees use an independent pricing service to determine the market value of municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.
USE OF AMORTIZED COST
The Trustees have decided that the fair value of debt securities authorized to be purchased by the Fund with remaining maturities of 60 days or less at the time of purchase, shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Executive Committee continually assesses this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Trustees.
REDEEMING SHARES

The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures and contingent deferred sales charges are explained in the prospectus under "Redeeming Fortress Shares." Although the Fund does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
REDEMPTION IN KIND
The Trust is obligated to redeem Shares solely in cash up to $250,000 or 1% of the respective class's net asset value, whichever is less, for any one shareholder within a 90-day period.
Any redemption beyond this amount will also be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way that net asset value is determined. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.
EXCHANGE PRIVILEGE

Fund shareholders are allowed to exchange all or some of their Fortress Shares for shares in other Fortress Funds, Ohio Municipal Cash Trust, or certain of the Funds which are sold with a sales charge different from that of the Fund's or with no sales charge and which are advised by subsidiaries or affiliates of Federated Investors. These exchanges are made at net asset value plus the difference between the Fund's sales charge already paid and any sales charge of the fund into which the Shares are to be exchanged, if higher.
REDUCED SALES CHARGE
If a shareholder making such an exchange qualifies for a reduction or an elimination of the sales charge, the shareholder must notify Federated Securities Corp. or Federated Services Company in writing.
REQUIREMENTS FOR EXCHANGE
Shareholders using this privilege must exchange Fortress Shares having a net asset value which at least meets the minimum investment required for the fund into which the exchange is being made. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.
This privilege is available to shareholders residing in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund.
A shareholder may obtain further information on the exchange privilege and prospectuses for Fortress Funds, Ohio Municipal Cash Trust, or certain Federated Funds by calling the Fund or his financial institution.
TAX CONSEQUENCES
Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a short or long-term capital gain or loss may be realized.
MAKING AN EXCHANGE
Instructions for exchanges for Fortress Funds, Ohio Municipal Cash Trust, or certain Federated Funds must be given in writing by the shareholder. Written instructions may require a signature guarantee.



TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
  CAPITAL GAINS
     Capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:
     o  the availability of higher relative yields;
     odifferentials in market values;
     onew investment opportunities;
     ochanges in creditworthiness of an issuer; or oan attempt to preserve gains or limit losses.
Distributions of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned Shares. Any loss by a shareholder on Shares held for less than six months and sold after a capital gains distribution will be treated as a long-term capital loss to the extent of the capital gains distribution.
TOTAL RETURN

The Fund's average annual total returns for the fiscal year ended August 31, 1995, and for the period from October 12, 1990 (date of initial public investment) to August 31, 1995, were 5.54% and 7.97%, respectively.
The average annual total return for the Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000 less any applicable sales charge, adjusted over the period by any additional shares, assuming a monthly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge will be deducted from the ending value of the investment based on the lesser of the original purchase price or the offering price of shares redeemed.
YIELD

The Fund's yield for the 30-day period ended August 31, 1995 was 5.17%.
The yield for the Fund is determined each day by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Fund Shares over a thirty-day period by the maximum offering price per share of the respective class on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in either class of shares, performance will be reduced for those shareholders paying those fees.
TAX-EQUIVALENT YIELD

The Fund's tax-equivalent yield for the 30-day period ended August 31, 1995 was 7.74%.
The tax-equivalent yield for shares of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that either class would have had to earn to equal its actual yield, assuming a 28% tax rate and assuming that income is 100% tax-exempt.
TAX-EQUIVALENCY TABLE
The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal obligations in the Fund's portfolio generally remains free from federal regular income tax* and is free from the income taxes imposed by the State of Ohio. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.


                         TAXABLE YIELD EQUIVALENT FOR 1995

                                 State of Ohio

    FEDERAL TAX BRACKET:



              15.00%  28.00%     31.00%      36.00%     39.60%

    COMBINED FEDERAL AND STATE TAX BRACKET:
              19.457% 33.201%   37.900%     43.500%    47.100%


    SINGLE       $1- $23,351-   $56,551-   $117,951-     OVER
    RETURN    23,350  56,550    117,950     256,500    256,500


Tax-Exempt Yield         Taxable Yield Equivalent


     1.50%     1.86%    2.25%     2.42%      2.65%       2.84%
     2.00%     2.48%    2.99%     3.22%      3.54%       3.78%
     2.50%     3.10%    3.74%     4.03%      4.42%       4.73%
     3.00%     3.72%    4.49%     4.83%      5.31%       5.67%
     3.50%     4.35%    5.24%     5.64%      6.19%       6.62%
     4.00%     4.97%    5.99%     6.44%      7.08%       7.56%
     4.50%     5.59%    6.74%     7.25%      7.96%       8.51%
     5.00%     6.21%    7.49%     8.05%      8.85%       9.45%
     5.50%     6.83%    8.23%     8.86%      9.73%      10.40%
     6.00%     7.45%    8.98%     9.66%     10.62%      11.34%

    Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.



    The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.
    * Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.
PERFORMANCE COMPARISONS

The performance of Shares depends upon such variables as:
   o portfolio quality;
   o average portfolio maturity;
   o type of instruments in which the portfolio is invested;
   o changes in interest rates and market value of portfolio securities;
   o changes in the Fund's expenses; and
   o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return as described above.


Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
   o LEHMAN BROTHERS REVENUE BOND INDEX is a total return performance benchmark for the long-term, investment grade, revenue bond market. Returns and attributes for the index are calculated semi-monthly.



   o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "general municipal bond funds" category in advertising and sales literature.
   o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in either class of shares based on monthly reinvestment of dividends over a specified period of time.
Advertisements may quote performance information which does not reflect the effect of the sales charge.
ABOUT FEDERATED INVESTORS

Federated is dedicated to meeting investor needs which is reflected in its investment decision making -- structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.
In the municipal sector, as of December 31, 1994, Federated managed 18 bond funds with approximately $1.9 billion in assets and 18 money market funds with approximately $6.6 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities.
J. Thomas Madden, Executive Vice President, oversees Federated's equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated's domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated's international portfolios.
MUTUAL FUND MARKET
Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.*








*source:  Investment Company Institute



Federated Investors, through it subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL
Federated meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to theses institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
TRUST ORGANIZATIONS
Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios.
The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.
BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated mutual funds are available to consumers through major brokerage firms nationwide -- including 200 New York Stock Exchange firms -- supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.


APPENDIX

STANDARD & POOR'S RATINGS GROUP("S&P") MUNICIPAL BOND RATINGS



AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND RATINGS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA--Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR--Not rated by Moody's.
Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its generic rating category; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. FITCH INVESTORS SERVICE, INC. ("FITCH") LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.



A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
NR--NR indicates that Fitch does not rate the specific issue.
PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.
STANDARD & POOR'S RATINGS GROUP MUNICIPAL NOTE RATINGS
SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2--Satisfactory capacity to pay principal and interest.
MOODY'S INVESTORS SERVICE, INC. SHORT-TERM LOAN RATINGS
MIG1/VMIG1--This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
MIG2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.



F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated "A-1."
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS
P-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. P-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.







--------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL TRUST
(A PORTFOLIO OF MUNICIPAL SECURITIES INCOME TRUST)
PROSPECTUS
--------------------------------------------------------------------------------

The shares of Michigan Intermediate Municipal Trust (the "Fund") offered by this prospectus represent interests in a non-diversified portfolio of securities which is one of a series of investment portfolios in Municipal Securities Income Trust (the "Trust"), an open-end management investment company (a mutual fund). The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities. The Fund invests primarily in a portfolio of Michigan municipal securities.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you

    Cusip #625922307
    0090702B (10/95)



invest in the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information dated October 31, 1995, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference in this prospectus. You may request a copy of the Statement of Additional Information, which is in paper form only, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information, or make inquiries about the Fund, contact your financial institution.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated October 31, 1995


TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------




FINANCIAL HIGHLIGHTS                                                           2
------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------

LIBERTY FAMILY OF FUNDS                                                        3
------------------------------------------------------

INVESTMENT INFORMATION                                                         4
------------------------------------------------------

  Investment Objective                                                         4
  Investment Policies                                                          5
  Michigan Municipal Securities                                                7
  Investment Risks                                                             7
  Non-Diversification                                                          7
  Investment Limitations                                                       8

NET ASSET VALUE                                                                8
------------------------------------------------------

INVESTING IN THE FUND                                                          8
------------------------------------------------------

  Share Purchases                                                              8
  Minimum Investment Required                                                  9



  What Shares Cost                                                             9

  Eliminating/Reducing the Sales Charge                                       10


  Systematic Investment Program                                               12

  Certificates and Confirmations                                              12
  Dividends and Distributions                                                 12

EXCHANGE PRIVILEGE                                                            12
------------------------------------------------------

  Requirements for Exchange                                                   12
  Tax Consequences                                                            13
  Making an Exchange                                                          13

REDEEMING SHARES                                                              13
------------------------------------------------------

  Through a Financial Institution                                             14
  Directly from the Fund                                                      14
  Receiving Payment                                                           15
  Contingent Deferred Sales Charge                                            15
  Systematic Withdrawal Program                                               15
  Accounts with Low Balances                                                  16

MUNICIPAL SECURITIES INCOME



  TRUST INFORMATION                                                           16
------------------------------------------------------

  Management of Municipal
     Securities Income Trust                                                  16
  Distribution of Fund Shares                                                 17
  Administration of the Fund                                                  17

SHAREHOLDER INFORMATION                                                       19
------------------------------------------------------

  Voting Rights                                                               19
  Massachusetts Partnership Law                                               19

TAX INFORMATION                                                               19
------------------------------------------------------

  Federal Income Tax                                                          19
  Michigan Taxes                                                              20
  Other State and Local Taxes                                                 21

PERFORMANCE INFORMATION                                                       21
------------------------------------------------------

FINANCIAL STATEMENTS                                                          22
------------------------------------------------------



INDEPENDENT AUDITORS' REPORT                                                  37

------------------------------------------------------


ADDRESSES                                                                     38

------------------------------------------------------


SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------



                               SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)........................................             3.00%
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)........................................              None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)(1)...................             0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)...........              None
Exchange Fee.................................................................              None
                                   ANNUAL OPERATING EXPENSES
                            (As a percentage of average net assets)
Management Fee (after waiver)(2).............................................             0.00%
12b-1 Fee....................................................................              None
Total Other Expenses (after expense reimbursement)...........................             0.50%
     Shareholder Services Fee (after waiver)(3)..............................    0.07%
     Total Operating Expenses(4).............................................             0.50%







(1) Shareholders who purchased shares with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of 0.50 of 1% for redemptions made within one year of purchase. See "Contingent Deferred Sales Charge."


(2) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(3) The maximum shareholder services fee is 0.25%.

(4) The total operating expenses in the table above are based on expenses expected during the fiscal year ending August 31, 1996. The total operating expenses were 0.50% for the fiscal year ended August 31, 1995 and would have been 1.15% absent the voluntary waivers of the management fee and the shareholder services fee and the voluntary reimbursement of certain other operating expenses.

     THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF THE FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "INVESTING IN THE FUND" AND "MUNICIPAL SECURITIES INCOME TRUST



INFORMATION." WIRE-TRANSFERRED REDEMPTIONS OF LESS THAN $5,000 MAY BE SUBJECT TO ADDITIONAL FEES.



                      EXAMPLE                          1 year     3 years     5 years     10 years
----------------------------------------------------   ------     -------     -------     --------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period.........    $35         $46         $57          $91





     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

MICHIGAN INTERMEDIATE MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 37.



                                                                   YEAR ENDED AUGUST 31,
                                                          ---------------------------------------
                                                           1995       1994       1993      1992(A)
                                                          ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.59     $11.02     $10.38     $10.00
-------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------
  Net investment income                                     0.54       0.53       0.55       0.56
-------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                            0.21      (0.43)      0.64       0.38
-------------------------------------------------------   ------     ------     ------     ------
  Total from investment operations                          0.75       0.10       1.19       0.94
-------------------------------------------------------   ------     ------     ------     ------
LESS DISTRIBUTIONS
-------------------------------------------------------
  Distributions from net investment income                 (0.54)     (0.53)     (0.55)     (0.56)
-------------------------------------------------------   ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                            $10.80     $10.59     $11.02     $10.38
-------------------------------------------------------   ------     ------     ------     ------
TOTAL RETURN (B)                                            7.39%      0.88%     11.73%      9.60%
-------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------



  Expenses                                                  0.50%      0.50%      0.37%      0.07%(c)
-------------------------------------------------------
  Net investment income                                     5.19%      4.87%      5.11%      5.66%(c)
-------------------------------------------------------
  Expense waiver/reimbursement (d)                          0.65%      0.57%      1.06%      1.26%(c)
-------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------
  Net assets, end of period (000 omitted)                 $60,621    $58,480    $50,625    $26,998
-------------------------------------------------------
  Portfolio turnover                                          23%        13%         3%        26%
-------------------------------------------------------






(a) Reflects operations for the period from September 18, 1991 (date of initial public investment) to August 31, 1992.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


(c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Further information about the Fund's performance is contained in the Fund's annual report dated August 31, 1995, which can be obtained free of charge.



GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 6, 1990. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. This prospectus relates only to the portfolio known as Michigan Intermediate Municipal Trust. On June 1, 1994, Michigan Municipal Income Fund changed its name to Michigan Intermediate Municipal Trust.

The Fund is designed for customers of financial institutions such as banks, fiduciaries, investment advisers and broker/dealers as a convenient means of accumulating an interest in a professionally managed, non-diversified portfolio investing primarily in Michigan municipal securities. A minimum initial investment of $1,000 is required. Subsequent investments must be in amounts of at least $100. The Fund is not likely to be a suitable investment for non-Michigan taxpayers or retirement plans since Michigan municipal securities are not likely to produce competitive after-tax yields for such persons and entities when compared to other investments.


Except as otherwise noted in this prospectus, Fund shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value.


LIBERTY FAMILY OF FUNDS
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This Fund is a member of a family of mutual funds, collectively known as the Liberty Family of Funds. The other funds in the Liberty Family of Funds are:



     - American Leaders Fund, Inc., providing growth of capital and income through high-quality stocks;

     - Capital Growth Fund, providing appreciation of capital primarily through equity securities;

     - Fund for U.S. Government Securities, Inc., providing current income through long-term U.S. government securities;

     - International Equity Fund, providing long-term capital growth and income through international securities;

     - International Income Fund, providing a high level of current income consistent with prudent investment risk through high-quality debt securities denominated primarily in foreign currencies;

     - Liberty Equity Income Fund, Inc., providing above-average income and capital appreciation through income producing equity securities;

     - Liberty High Income Bond Fund, Inc., providing high current income through high-yielding, lower-rated corporate bonds;

     - Liberty Municipal Securities Fund, Inc., providing a high level of current income exempt from federal regular income tax through municipal bonds;

     - Liberty U.S. Government Money Market Trust, providing current income consistent with stability of principal through high-quality U.S.



       government securities;


     - Liberty Utility Fund, Inc., providing current income and long-term growth of income, primarily through electric, gas, and communications utilities;

     - Limited Term Fund, providing a high level of current income consistent with minimum fluctuation in principal value through investment grade securities;

     - Limited Term Municipal Fund, providing a high level of current income exempt from federal regular income tax consistent with the preservation of principal, primarily limited to municipal securities;

     - Pennsylvania Municipal Income Fund, providing current income exempt from federal regular income tax and the personal income taxes imposed by the Commonwealth of Pennsylvania, primarily through Pennsylvania municipal securities;

     - Strategic Income Fund, providing a high level of current income, primarily through domestic and foreign corporate debt obligations;

     - Tax-Free Instruments Trust, providing current income consistent with stability of principal and exempt from federal income tax, through high-quality, short-term municipal securities; and

     - World Utility Fund, providing total return primarily through securities issued by domestic and foreign companies in the utilities industries.





Prospectuses for these funds are available by writing to Federated Securities Corp. Each of the funds may also invest in certain other types of securities as described in each Fund's prospectus.

The Liberty Family of Funds provides flexibility and diversification for an investor's long-term investment planning. It enables an investor to meet the challenges of changing market conditions by offering convenient exchange privileges which give access to various investment vehicles and by providing the investment services of a proven, professional investment adviser.

INVESTMENT INFORMATION
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INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of Michigan and Michigan municipalities. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

Under normal circumstances, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and the state of Michigan and Michigan municipalities personal income taxes. Interest income of the Fund that is exempt from the income taxes described above retains its exempt status when distributed to the Fund's shareholders. However, income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than Michigan.


INVESTMENT POLICIES


The Fund pursues its investment objective by investing primarily in a portfolio of Michigan municipal securities. Under normal market conditions, the dollar-weighted average portfolio maturity of the Fund will be between three and ten years, and the Funds' average-weight duration will be between three and seven years. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.


ACCEPTABLE INVESTMENTS. The securities in which the Fund invests include:

     - obligations issued by or on behalf of the state of Michigan, its political subdivisions, or agencies;

     - debt obligations of any state, territory, or possession of the United States, or any political subdivision of any of these; and

     - participation interests, as described below, in any of the above obligations, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Fund and/or the investment adviser to the Fund, exempt from both federal regular income tax and the personal income tax imposed by the state of Michigan. At least 80% of the value of the Fund's total assets will be invested in Michigan municipal securities.

The prices of fixed income securities fluctuate inversely to the direction of interest rates.


CHARACTERISTICS. The Michigan municipal securities which the Fund buys are investment grade bonds rated Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's"), AAA, AA or A by Standard & Poor's Ratings Group ("S&P"), and AAA, AA or A by Fitch Investors Service, Inc ("Fitch"). In certain cases the Fund's adviser may choose bonds which are unrated if it judges the bonds to have the same characteristics as the investment grade bonds described above. A description of the ratings categories is contained in the Appendix to the Statement of Additional Information.


PARTICIPATION INTERESTS. The Fund may purchase participation interests from financial institutions such as commercial banks, savings and loan associations, and insurance companies. These participation interests give the Fund an undivided interest in Michigan municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Board of Trustees (the "Trustees") of the Trust will determine that participation interests meet the prescribed quality standards for the Fund.

VARIABLE RATE MUNICIPAL SECURITIES. Some of the Michigan municipal securities which the Fund purchases may have variable interest rates. Variable interest rates are ordinarily based on a published interest rate, interest rate index, or a similar standard, such as the 91-day U.S. Treasury bill rate. Many variable rate municipal securities are subject to payment of principal on demand by the Fund in not more than seven days. All variable rate municipal securities will meet the quality standards for the Fund. The Fund's investment adviser has been instructed by the Trustees to monitor the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by the Fund on the basis of published financial information and reports of the rating agencies and other analytical services.


MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate on any of the above. Lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. In the event of failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

RESTRICTED SECURITIES. As a matter of fundamental policy, the Fund may invest up to 10% of its net assets in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction upon resale under federal securities laws. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

TEMPORARY INVESTMENTS. The Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and the state of Michigan and Michigan municipalities personal income taxes. However, from time to time when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term non-Michigan municipal tax-exempt obligations or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements (arrangements in which the organization selling the Fund a bond or temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments. However, the investment adviser will limit temporary investments to those rated within the investment grade categories described under "Acceptable Investments--Characteristics" (if rated) or (if unrated) those which the investment adviser judges to have the same characteristics as such investment grade securities.

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax or personal income taxes imposed by the state of Michigan or Michigan municipalities.

MICHIGAN MUNICIPAL SECURITIES

Michigan municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.



Michigan municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. However, interest on and principal of revenue bonds, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Michigan municipal securities depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the state of Michigan or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Michigan municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Investing in Michigan municipal securities which meet the Fund's quality standards may not be possible if the state of Michigan or its municipalities do not maintain their current credit ratings. In addition, any Michigan constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could result in adverse consequences affecting Michigan municipal securities.

A further discussion of the risks of a portfolio which invests largely in Michigan municipal securities is contained in the Statement of Additional Information.

NON-DIVERSIFICATION

The Fund is a non-diversified investment portfolio. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio of securities because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.


The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This undertaking requires that at the end of each quarter of the taxable year: (a) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer, and (b) beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.




INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval. The following limitation, however, can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not invest more than 5% of its total assets in industrial development bonds when the payment of principal and interest is the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.



INVESTING IN THE FUND
--------------------------------------------------------------------------------

SHARE PURCHASES

Fund shares are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased through a financial institution which has a sales agreement with the distributor, or directly from the distributor, Federated Securities Corp., once an account has been established. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or broker/dealer) to place an order to purchase shares of the Fund. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a financial institution must be received by the financial institution before 4:00 p.m. (Eastern time) and must be transmitted by the financial institution to the Fund before 5:00 p.m. (Eastern time) in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

DIRECTLY FROM THE DISTRIBUTOR. An investor may place an order to purchase shares directly from the distributor, once an account has been established. To do so: complete and sign the new account form available from the Fund; enclose a check made payable to Michigan Intermediate Municipal Trust; and mail both to Michigan Intermediate Municipal Trust, P.O.



Box 8600, Boston, MA 02266-8600.


The order is considered received after the check is converted by the transfer agent's bank, State Street Bank and Trust Company ("State Street Bank") into federal funds. This is generally the next business day after State Street Bank receives the check.


To purchase shares of the Fund by wire from the distributor, call the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts 02266-8600; Attention: EDGEWIRE; For Credit to:
Michigan Intermediate Municipal Trust, Fund Number; Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on Columbus Day, Veterans Day, or Martin Luther King Day.


SUBACCOUNTING SERVICES. Financial institutions are encouraged to open single master accounts. However, certain financial institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial institutions holding Fund shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $1,000. Subsequent investments must be in amounts of at least $100.

WHAT SHARES COST


Fund shares are sold at their net asset value, less any applicable sales charge, next determined after an order is received:



                                                             SALES CHARGE AS    SALES CHARGE AS
                                                                    A                  A
                                                               PERCENTAGE         PERCENTAGE
                                                                OF PUBLIC        OF NET AMOUNT
                  AMOUNT OF TRANSACTION                      OFFERING PRICE        INVESTED
----------------------------------------------------------   ---------------    ---------------
Less than $50,000.........................................         3.00%              3.09%
$50,000 but less than $100,000............................         2.50%              2.56%
$100,000 but less than $250,000...........................         2.00%              2.04%
$250,000 but less than $500,000...........................         1.50%              1.52%
$500,000 but less than $1 million.........................         1.00%              1.01%
$1 million or greater.....................................         0.00%              0.00%







The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


No sales charge is imposed for shares purchased through bank trust departments, investment advisers registered under the Investment Advisers Act of 1940, as amended, or to shareholders designated as Liberty Life Members. However, investors who purchase shares through a trust department, or investment adviser, may be charged an additional service fee by the institution. Additionally, no sales charge is imposed for shares purchased through "wrap accounts" or similar programs, under which clients pay a fee or fees for services.



DEALER CONCESSION. For sales of shares, the distributor will normally offer to pay dealers up to 100% of the sales charge retained by it. On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of shares outstanding at each month end. No sales charge is imposed for fund shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940, as amended. However, investors who purchase shares through a trust department or investment adviser may be charged an additional service fee by that institution.



ELIMINATING/REDUCING THE SALES CHARGE



The sales charge can be reduced or eliminated on the purchase of Fund shares through:


     - quantity discounts and accumulated purchases;

     - signing a 13-month letter of intent;

     - using the reinvestment privilege;

     - concurrent purchases; or

     - purchases with proceeds from redemptions of unaffiliated investment companies.




QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES.' As shown in the table on the previous page, larger purchases reduce the sales charge paid. The Fund will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.



If an additional purchase of Fund shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $40,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 2.50%, not 3.00%.



To receive the sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge effective as of the date on which the Fund confirms the previous purchases (which, under normal circumstances, would be the date on which the Fund received the notice from the shareholder that Fund shares are already owned).





LETTER OF INTENT. If a shareholder intends to purchase a specific dollar amount of shares in the Fund over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. For example, if a shareholder intends to purchase at least $50,000 in shares, the letter of intent shall include a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold 3.00% of the total amount intended to be purchased in escrow (in shares) until such purchase is completed.



The applicable portion of the 3.00% held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.



This letter of intent will not obligate the shareholder to purchase shares, but if he does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days towards the dollar fulfillment of the letter of intent.




REINVESTMENT PRIVILEGE. If shares in the Fund have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in the Fund, there may be tax consequences.



CONCURRENT PURCHASES. For purposes of qualifying for a sales charge elimination, a shareholder has the privilege of combining concurrent purchases of two or more funds in the Liberty Funds, the purchase prices of which include a sales charge. For example, if a shareholder concurrently invested $400,000 in one of the other Liberty Funds and $600,000 in shares of the Fund, the sales charge would be eliminated.



To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will eliminate the sales charge after it confirms the purchases.



PURCHASES WITH PROCEEDS FROM REDEMPTION OF UNAFFILIATED INVESTMENT COMPANIES.



 Investors may purchase shares of the fund at net asset value, without a sales charge, with the proceeds from the redemption of shares of a mutual fund which was sold with a sales charge or commission and was not distributed by Federated Securities Corp. The purchase must be made within 60 days of the redemption, and Federated Securities Corp. must be notified by the investor in writing or by his financial institution at the time the purchase is made. From time to time, the Fund may offer dealers a payment of .50 of 1% for shares purchased under this program. If shares are purchased in this manner, Fund purchases will be subject to a contingent deferred sales charge for one year from the date of purchase.



SYSTEMATIC INVESTMENT PROGRAM


Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in shares at the net asset value next determined after an order is received by Federated Services Company, plus the applicable sales charge. A shareholder may apply for participation in this program through his financial institution.


CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to the transfer agent.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during that month.

DIVIDENDS AND DISTRIBUTIONS


Dividends are declared daily and paid monthly to all shareholders invested in the Fund on the record date. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional shares on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to Federated Services Company. All shareholders on the record date are entitled to the dividend.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Shareholders may exchange all or some of their shares for Class A Shares in other funds in the Liberty Family of Funds. Neither the Fund nor any of the funds in the Liberty Family of Funds imposes any additional fees on exchanges. Shareholders in certain other Federated funds may exchange their shares in the Federated funds for Class A Shares.



REQUIREMENTS FOR EXCHANGE

Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Before the exchange, the shareholder must receive the prospectus of the fund into which the exchange is being made. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.


Shares in certain Federated Funds which are advised by subsidiaries or affiliates of Federated Investors may also be exchanged for shares of the Fund at net asset value. With the exception of exchanges into Pennsylvania Municipal Income Fund and other Liberty Funds, such exchanges may be subject to a contingent deferred sales charge ("CDSC") and possibly a sales charge.



Further information on the exchange privilege and prospectuses for the Liberty Family of Funds are available by contacting the Fund.

TAX CONSEQUENCES

An exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending upon circumstances, a capital gain or loss may be realized.

MAKING AN EXCHANGE


Instructions for exchanges for the Liberty Family of Funds may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Federated Services Company, Two Heritage Drive, North Quincy, Massachusetts 02171.


Shareholders who desire to automatically exchange Fund shares of a predetermined amount on a monthly, quarterly, annual or other periodic basis may take advantage of a systematic exchange privilege. Further information on these exchange privileges is available by calling Federated Securities Corp. or the shareholder's financial institution.

TELEPHONE INSTRUCTIONS. Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Any Fund shares held in certificate form cannot be exchanged by telephone, but must be forwarded to Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600, and deposited to the shareholder's account before being exchanged. Telephone instructions will be processed as of 4:00 p.m. (Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. Shareholders exchanging into a fund will not receive any dividend that is payable to shareholders of record on that date. This privilege may be modified or terminated at any time.

REDEEMING SHARES
--------------------------------------------------------------------------------

The Fund redeems shares at their net asset value next determined after Federated Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemptions can be made through a financial institution or directly from the Fund. Redemption requests must be received in proper form.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "By Mail," should be considered.


THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem shares of the Fund by calling his financial institution



(such as a bank or a broker/dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

DIRECTLY FROM THE FUND

BY TELEPHONE. Shareholders who have not purchased through a financial institution may redeem their shares of a Fund by telephoning the Fund. The proceeds will be mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. The minimum amount for a wire transfer is $1,000. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

BY MAIL. Any shareholder may redeem Fund shares by sending a written request to Federated Services Company. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they should be sent by insured mail with the written request to: Federated Services Company, 500 Victory Road-2nd Floor, North Quincy, MA 02171. Shareholders should call the Fund for assistance in redeeming by mail.

SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

     - a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

     - a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges;

     - a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

     - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.


RECEIVING PAYMENT

BY CHECK. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

BY WIRE. Redemption proceeds will be wired on the business day following receipt of a proper redemption request.

CONTINGENT DEFERRED SALES CHARGE


Shares purchased under a periodic special offering with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of .50 of 1.00% for redemptions made within one full year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.



The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than one full year from the date of purchase with respect to applicable shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than one full year from the date of purchase with respect to applicable shares; and (3) shares held for less than one full year from the date of purchase with respect to applicable shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Liberty Family of Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged-for shares are redeemed is calculated as if the shareholder had held the shares from the date on which he became a shareholder of the exchanged-from shares.


SYSTEMATIC WITHDRAWAL PROGRAM


Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Fund shares, and the fluctuation of the net asset value of Fund shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,000. This requirement does not apply, however, if the balance falls below $1,000 because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

MUNICIPAL SECURITIES INCOME TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF MUNICIPAL SECURITIES INCOME TRUST




BOARD OF TRUSTEES. Municipal Securities Income Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the powers of the Trust except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Trustees' responsibilities between meetings of the Board.

INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.


Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violation of the codes are subject to review by the Board of Trustees, and could result in severe penalties.



     ADVISORY FEES. The Adviser receives an annual investment advisory fee equal to .40 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver or reimbursement of expenses at any time in its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

     ADVISER'S BACKGROUND. Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is wholly-owned by Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the Trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


     Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.






     J. Scott Albrecht has been the Fund's portfolio manager since April, 1994. Mr. Albrecht joined Federated Investors in 1989 and has been a Vice President of the Fund's investment adviser since October, 1994. Prior to this, Mr. Albrecht served as an Assistant Vice President of the Fund's investment adviser. From 1989 until 1991, Mr. Albrecht acted as an investment analyst. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Management from Carnegie Mellon University.



     Jonathan C. Conley has been the Fund's portfolio manager since its inception. Mr. Conley joined Federated Investors in 1979 and has been a Vice President of the Fund's investment adviser since 1982. Mr. Conley is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Virginia.


DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.



ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:



       MAXIMUM                AVERAGE AGGREGATE DAILY
 ADMINISTRATIVE FEE      NET ASSETS OF THE FEDERATED FUNDS
---------------------    ----------------------------------
     0.150 of 1%             on the first $250 million
     0.125 of 1%              on the next $250 million
     0.100 of 1%              on the next $250 million
     0.075 of 1%         on assets in excess of $750 million






The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.


SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25 of 1% of the average daily net asset value of the shares, computed at an annual rate, to obtain certain personal services for shareholders and provide the maintenance of shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily under the Shareholder Services Agreement. Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to periodic payments to financial institutions under the Shareholder Services Agreement, the distributor may also pay a fee from its own assets to financial institutions as financial assistance for providing certain services to shareholders or substantial marketing and sales support. The support may include participating in sales, educational and training seminars for employees of the financial institution at recreational-type facilities, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such financial assistance will be predicated upon the amount of Shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates, and not the Fund.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.


CUSTODIAN. State Street Bank and Trust Company, P.O. Box 8600, Boston, Massachusetts 02266-8600, is custodian for the securities and cash of the Fund.



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600, is transfer agent for the shares of the Fund and dividend disbursing agent for the Fund.



INDEPENDENT AUDITORS. The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, Pennsylvania.



SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS


Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund. As of October 9, 1995, ENBANCO, Traverse City, MI, owned 37.68% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust entitled to vote.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of the Fund for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument that the Trust or its Trustees enter into or sign on behalf of the Fund.

In the unlikely event a shareholder of the Fund is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.

TAX INFORMATION
--------------------------------------------------------------------------------




FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

In general, shareholders are not required to pay federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds, although tax exempt interest will increase the taxable income of certain recipients of social security benefits. However, under the Tax Reform Act of 1986, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.




The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds will become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of the taxpayer's "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

MICHIGAN TAXES


Under existing Michigan laws, distributions made by the Fund will not be subject to Michigan income taxes to the extent that such distributions qualify as "exempt-interest dividends" under the Internal Revenue Code of 1986, as amended, and represent (i) interest from obligations of Michigan or any of its political subdivisions; or (ii) income from obligations of the United States government which are exempted from state income taxation by a law of the United States.


That portion of a shareholder's shares in the Fund representing (i) bonds or other similar obligations of Michigan or its political subdivision, or (ii) obligations of the United States which are exempt from taxation by a law of the United States, and dividends paid by the Fund representing interest payments on such securities, will be exempt from Michigan intangibles tax.


Distributions by the Fund are not subject to the Michigan Single Business Tax to the extent that such distributions are derived from interest on obligations that would be exempt if owned directly by the shareholder, such as obligations of Michigan and the United States government.

Certain municipalities in Michigan also impose an income tax on individuals and corporations. However, to the extent that the dividends from the Funds are exempt from federal regular income taxes, such dividends also will be exempt from Michigan municipal income taxes.

OTHER STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from state income taxes in states other than Michigan or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises the total return, yield, and tax-equivalent yield.

Total return represents the change, over a specific period of time, in the value of an investment in the Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by the



Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.


The performance information reflects the effect of the maximum sales charge and other similar non-recurring charges, such as the CDSC, which, if excluded, would increase the total return, yield, and tax-equivalent yield.



From time to time, advertisements for the Fund may refer to ratings, rankings and other information in certain financial publications and/or compare the Fund's performance to certain indices.



MICHIGAN INTERMEDIATE MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS
AUGUST 31, 1995
--------------------------------------------------------------------------------



PRINCIPAL                                                                    CREDIT
  AMOUNT                                                                    RATING*       VALUE
----------    -----------------------------------------------------------   --------   -----------
LONG-TERM MUNICIPAL SECURITIES--97.9%
-------------------------------------------------------------------------
              MICHIGAN--97.9%
              -----------------------------------------------------------
$  100,000    Ann Arbor, MI Public School District, UT GO Bonds, 6.50%
              (Michigan State GTD)/(Original Issue Yield: 6.70%),
              5/1/1999                                                         Aa      $   105,473
              -----------------------------------------------------------
   500,000    Ann Arbor, MI, UT GO Bonds, 5.20% (Original Issue Yield:
              5.25%), 9/1/2004                                                 A1          510,080
              -----------------------------------------------------------
   230,000    Ann Arbor, MI, UT GO Bonds, 6.00%, 9/1/2000                      A1          244,552
              -----------------------------------------------------------
   215,000    Ann Arbor, MI, UT GO Bonds, 6.00%, 9/1/2001                      A1          229,813
              -----------------------------------------------------------
   100,000    Auburn Hills, MI, LT GO Bonds, 6.50%, 5/1/1997                   A           103,935
              -----------------------------------------------------------
   600,000    Avondale, MI School District, UT GO Refunding Bonds, 5.40%
              (Michigan State GTD)/(Original Issue Yield: 5.45%),
              5/1/2003                                                         A1          618,552
              -----------------------------------------------------------
   500,000    Avondale, MI School District, UT GO Refunding Bonds, 6.75%



              (Michigan State GTD)/(Original Issue Yield: 6.95%),
              5/1/2014                                                         A1          525,730
              -----------------------------------------------------------
   500,000    Battle Creek, MI Building Authority, Revenue Bonds, 6.00%,
              4/1/2002                                                         A           533,085
              -----------------------------------------------------------




   500,000    Battle Creek, MI Building Authority, Revenue Bonds, 6.10%,
              4/1/2003                                                         A           532,880
              -----------------------------------------------------------
   100,000    Battle Creek, MI Water Supply System, Revenue Bonds (Series
              B), 6.90%, 9/1/1998                                              A           109,450
              -----------------------------------------------------------
   335,000    Calhoun County, MI, UT GO (Series II), 6.60% (AMBAC INS),
              7/1/2002                                                        Aaa          352,299
              -----------------------------------------------------------
   270,000    Dearborn, MI Economic Development Corp, Hospital Revenue
              Refunding Bonds (Series A), 5.10% (Oakwood Obligated
              Group)/(MBIA INS)/(Original Issue Yield: 5.20%), 8/15/2006      Aaa          270,440
              -----------------------------------------------------------
   100,000    Detroit, MI City School District, UT GO Refunding Bonds
              (Series A), 7.15% (MBIA INS), 5/1/1998                          Aaa          107,126
              -----------------------------------------------------------
   500,000    Detroit, MI Economic Development Corp., Resource Recovery
              Revenue Bonds (Series A), 6.875% (FSA INS)/(Original Issue
              Yield: 7.00%), 5/1/2009                                         Aaa          540,130
              -----------------------------------------------------------






MICHIGAN INTERMEDIATE MUNICIPAL TRUST
--------------------------------------------------------------------------------



PRINCIPAL                                                                    CREDIT
  AMOUNT                                                                    RATING*       VALUE
----------    -----------------------------------------------------------   --------   -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
-------------------------------------------------------------------------
              MICHIGAN--CONTINUED
              -----------------------------------------------------------
$3,000,000    Detroit, MI Water Supply System, Revenue Refunding Bonds,
              6.00% (FGIC INS)/(Original Issue Yield: 6.10%), 7/1/2002        AAA      $ 3,212,790
              -----------------------------------------------------------
 1,000,000    Eastern Michigan University, Revenue Bonds, 6.10% (AMBAC
              INS)/(Original Issue Yield: 6.15%), 6/1/2004                    Aaa        1,075,980
              -----------------------------------------------------------
   200,000    Farmington Hills, MI Hospital Finance Authority, Hospital
              Revenue Refunding Bonds (Series A), 6.60% (Botsford General
              Hospital)/(MBIA INS), 2/15/2000                                 Aaa          216,948
              -----------------------------------------------------------
   425,000    Forest Hills, MI Public School, UT GO Bonds, 7.375%
              (Original Issue Yield: 7.397%), 5/1/2000 (@101)                  Aa          479,714
              -----------------------------------------------------------
   285,000    Garden City, MI School District, UT GO Refunding Bonds,
              5.80% (FSA INS), 5/1/2004                                       AAA          303,950
              -----------------------------------------------------------
   250,000    Garden City, MI School District, UT GO Refunding Bonds,
              5.90% (FSA INS), 5/1/2005                                       AAA          267,852



              -----------------------------------------------------------
   565,000    Garden City, MI School District, UT GO Refunding Bonds,
              6.00% (FSA INS), 5/1/2006                                       AAA          603,821
              -----------------------------------------------------------
   515,000    Garden City, MI School District, UT GO Refunding Bonds,
              6.10% (FSA INS), 5/1/2007                                       AAA          549,417
              -----------------------------------------------------------
 1,200,000    Grand Rapids, MI Public Schools, UT GO Bonds, 5.00%
              (Original Issue Yield: 5.40%), 5/1/2002                          Aa        1,233,456
              -----------------------------------------------------------
   250,000    Grand Rapids, MI Sanitation Sewer System, Revenue Bonds,
              5.40% (Original Issue Yield: 5.45%), 1/1/2002                    A1          259,195
              -----------------------------------------------------------
   300,000    Grand Rapids, MI Sanitation Sewer System, Revenue Bonds,
              5.50% (Original Issue Yield: 5.55%), 1/1/2003                    A1          312,078
              -----------------------------------------------------------
   250,000    Grand Rapids, MI Sanitation Sewer System, Revenue Bonds,
              5.60% (Original Issue Yield: 5.65%), 1/1/2004                    A1          261,140
              -----------------------------------------------------------
   130,000    Grand Valley, MI State College, Housing Revenue Bonds,
              6.60% (United States Treasury COL), 10/1/1996                   AAA          133,626
              -----------------------------------------------------------
   150,000    Huron Valley, MI School District, UT GO Bonds, 6.50%
              (Michigan State GTD), 5/1/2001 (@102)                            A1          166,461
              -----------------------------------------------------------
   270,000    Ingham County MI Sewer Authority, Revenue Bonds, Project
              #4, Delhi Charter Township, 5.70%, 11/1/2003                     A1          285,722
              -----------------------------------------------------------









MICHIGAN INTERMEDIATE MUNICIPAL TRUST
--------------------------------------------------------------------------------



PRINCIPAL                                                                    CREDIT
  AMOUNT                                                                    RATING*       VALUE
----------    -----------------------------------------------------------   --------   -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
-------------------------------------------------------------------------
              MICHIGAN--CONTINUED
              -----------------------------------------------------------
$  360,000    Ingham County MI Sewer Authority, Revenue Bonds, Project
              #4, Delhi Charter Township, 5.80%, 11/1/2004                     A1      $   380,689
              -----------------------------------------------------------
   465,000    Ingham County MI Sewer Authority, Revenue Bonds, Project
              #4, Delhi Charter Township, 5.90%, 11/1/2005                     A1          491,379
              -----------------------------------------------------------
   265,000    Kent Hospital Finance Authority, MI, Hospital Revenue
              Refunding Bonds, 6.30% (Pine Rest Christian Hospital,
              MI)/(FGIC INS)/(Original Issue Yield: 6.40%), 11/1/2003         Aaa          290,382
              -----------------------------------------------------------
   415,000    Kent Hospital Finance Authority, MI, Hospital Revenue
              Refunding Bonds, 6.30% (Pine Rest Christian Hospital,
              MI)/(FGIC INS)/(Original Issue Yield: 6.45%), 11/1/2004         Aaa          452,304
              -----------------------------------------------------------
   500,000    Lake Orion, MI School District, UT GO Refunding Bonds,
              5.90% (Michigan State GTD)/(AMBAC INS), 5/1/2001                AAA          533,090
              -----------------------------------------------------------
 2,000,000    Lake Orion, MI School District, UT GO Refunding Bonds,



              6.05% (AMBAC INS)/(Michigan State LOC), 5/1/2002                AAA        2,156,400
              -----------------------------------------------------------
   900,000    Lansing, MI Sewer Disposal System, Revenue Refunding Bonds,
              5.30% (FGIC INS)/(Original Issue Yield: 5.35%), 5/1/2005        AAA          924,597
              -----------------------------------------------------------
   500,000    Lansing, MI Sewer Disposal System, Revenue Refunding Bonds,
              5.50% (FGIC INS)/(Original Issue Yield: 5.60%), 5/1/2007        AAA          511,710
              -----------------------------------------------------------
   750,000    Livonia, MI Public School District, UT GO Bonds (Series I),
              6.00%, 5/1/2001                                                  A1          802,957
              -----------------------------------------------------------
   100,000    Michigan Higher Education Student Loan Authority, Revenue
              Refunding Bonds (Series X1), 7.10% (AMBAC INS), 10/1/1997       Aaa          105,599
              -----------------------------------------------------------
 1,500,000    Michigan Municipal Bond Authority, Revenue Refunding Q-SBLF
              Bonds, 6.00% (Michigan State)/(Michigan State GTD)/
              (Original Issue Yield: 6.10%), 5/1/2002                          A1        1,604,190
              -----------------------------------------------------------
 3,000,000    Michigan Public Power Agency, Revenue Refunding Bonds
              (Series A) Belle River Project, 5.70% (Original Issue
              Yield: 5.80%), 1/1/2003                                          A1        3,165,030
              -----------------------------------------------------------
   100,000    Michigan State Comprehensive Transportation Board, Revenue
              Refunding Bonds (Series 1988-I), 6.55% (Michigan State),
              9/1/1997                                                         A1          104,835
              -----------------------------------------------------------






MICHIGAN INTERMEDIATE MUNICIPAL TRUST
--------------------------------------------------------------------------------



PRINCIPAL                                                                    CREDIT
  AMOUNT                                                                    RATING*       VALUE
----------    -----------------------------------------------------------   --------   -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
-------------------------------------------------------------------------
              MICHIGAN--CONTINUED
              -----------------------------------------------------------
$1,000,000    Michigan State Comprehensive Transportation Board, Revenue
              Refunding Bonds (Series B), 5.50% (Michigan
              State)/(Original Issue Yield: 5.60%), 5/15/2002                  A1      $ 1,049,880
              -----------------------------------------------------------
 1,000,000    Michigan State Comprehensive Transportation Board, Revenue
              Refunding Bonds (Series B), 6.00% (Michigan
              State)/(Original Issue Yield: 6.05%), 5/15/2007                  A1        1,041,140
              -----------------------------------------------------------
   100,000    Michigan State Comprehensive Transportation Board, Revenue
              Refunding Bonds (Series B-II), 6.55% (Michigan State),
              11/1/1997                                                        A1          105,213
              -----------------------------------------------------------
   100,000    Michigan State Hospital Finance Authority, Hospital Revenue
              Refunding Bonds (Series A), 6.70% (Henry Ford Health
              System, MI), 5/1/1996                                            Aa          101,460
              -----------------------------------------------------------
   100,000    Michigan State Hospital Finance Authority, Hospital Revenue
              Refunding Bonds (Series A), 6.90% (Henry Ford Health



              System, MI), 5/1/1996 (@102)                                     Aa          104,083
              -----------------------------------------------------------
   415,000    Michigan State Hospital Finance Authority, Revenue Bonds
              (Series A), 6.15% (Crittenton Hospital, MI), 3/1/2001            A           433,044
              -----------------------------------------------------------
   440,000    Michigan State Hospital Finance Authority, Revenue Bonds
              (Series A), 6.25% (Crittenton Hospital, MI), 3/1/2002            A           461,252
              -----------------------------------------------------------
   500,000    Michigan State Hospital Finance Authority, Revenue Bonds,
              Providence Hospital, 7.00% (Daughters of Charity)/(Original
              Issue Yield: 7.04%), 11/1/2021                                   Aa          535,690
              -----------------------------------------------------------
 1,500,000    Michigan State Hospital Finance Authority, Revenue
              Refunding Bonds (Series A), 5.50% (St. John Hospital,
              MI)/(Original Issue Yield: 5.80%), 5/15/2001                     Aa        1,517,415
              -----------------------------------------------------------
   100,000    Michigan State Hospital Finance Authority, Revenue
              Refunding Bonds (Series A), 7.20% (Mercy Memorial Hospital,
              MI)/ (MBIA Insurance Corporation INS), 6/1/1997                 Aaa          105,521
              -----------------------------------------------------------
   400,000    Michigan State Hospital Finance Authority, Revenue
              Refunding Bonds (Series B), 5.00% (Crittenton Hospital,
              MI)/(Original Issue Yield: 5.10%), 3/1/2003                      NR          386,176
              -----------------------------------------------------------






MICHIGAN INTERMEDIATE MUNICIPAL TRUST
--------------------------------------------------------------------------------



PRINCIPAL                                                                    CREDIT
  AMOUNT                                                                    RATING*       VALUE
----------    -----------------------------------------------------------   --------   -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
-------------------------------------------------------------------------
              MICHIGAN--CONTINUED
              -----------------------------------------------------------
$  100,000    Michigan State Hospital Finance Authority, Revenue
              Refunding Bonds (Series I), 7.10% (Sisters of Mercy Health
              System)/ (MBIA INS)/(Original Issue Yield: 7.15%),
              8/15/1997                                                       Aaa      $   105,966
              -----------------------------------------------------------
   600,000    Michigan State Hospital Finance Authority, Revenue
              Refunding Bonds (Series P), 4.90% (Sisters of Mercy Health
              System)/ (MBIA INS)/(Original Issue Yield: 5.10%),
              8/15/2005                                                       AAA          590,244
              -----------------------------------------------------------
   500,000    Michigan State Hospital Finance Authority, Revenue
              Refunding Bonds, 5.50% (Henry Ford Health System,
              MI)/(Original Issue Yield: 5.55%), 9/1/2001                      Aa          521,230
              -----------------------------------------------------------
   800,000    Michigan State Hospital Finance Authority, Revenue
              Refunding Bonds, 5.95% (Oakwood Obligated Group)/(FGIC
              INS)/ (Original Issue Yield: 6.05%), 5/1/2002                   Aaa          853,776
              -----------------------------------------------------------



   575,000    Michigan State Hospital Finance Authority, Revenue
              Refunding Bonds, 6.30% (Sparrow Obligated Group, MI)/(MBIA
              INS), 11/15/2003                                                AAA          626,739
              -----------------------------------------------------------
   375,000    Michigan State Hospital Finance Authority, Revenue
              Refunding Bonds, 6.85% (Oakland General Hospital,
              MI)/(AMBAC INS), 7/1/2000                                       Aaa          410,749
              -----------------------------------------------------------
 1,000,000    Michigan State Housing Development Authority, (Series A)
              Rental Housing Revenue Bonds, 5.55% (MBIA INS), 4/1/2004        Aaa        1,005,360
              -----------------------------------------------------------
   500,000    Michigan State Housing Development Authority, Revenue Bonds
              (Series A), 5.90%, 12/1/2005                                     AA          519,030
              -----------------------------------------------------------
   500,000    Michigan State Housing Development Authority, Revenue Bonds
              (Series A), 5.90%, 6/1/2005                                      AA          518,705
              -----------------------------------------------------------
   430,000    Michigan State Housing Development Authority, Revenue Bonds
              (Series A), 6.25%, 6/1/2002                                     AA-          450,399
              -----------------------------------------------------------
   200,000    Michigan State Housing Development Authority, Revenue Bonds
              (Series A), 7.00%, 12/1/2005                                    AA-          214,378
              -----------------------------------------------------------
   280,000    Michigan State Housing Development Authority, Revenue Bonds
              (Series B), 6.30%, 12/1/2003                                    AA-          294,666
              -----------------------------------------------------------






MICHIGAN INTERMEDIATE MUNICIPAL TRUST
--------------------------------------------------------------------------------



PRINCIPAL                                                                    CREDIT
  AMOUNT                                                                    RATING*       VALUE
----------    -----------------------------------------------------------   --------   -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
-------------------------------------------------------------------------
              MICHIGAN--CONTINUED
              -----------------------------------------------------------
$  200,000    Michigan State Housing Development Authority, Revenue Bonds
              (Series B), 6.95%, 12/1/2020                                    AA-      $   209,022
              -----------------------------------------------------------
   100,000    Michigan State Housing Development Authority, Revenue Bonds
              (Series B), 7.00%, 6/1/1996                                     AA-          101,340
              -----------------------------------------------------------
 1,850,000    Michigan State South Central Power Agency, Power Supply
              System Revenue Refunding Bonds, 5.00% (AMBAC INS)/
              (Original Issue Yield: 7.20%), 11/1/2009                        AAA        1,752,672
              -----------------------------------------------------------
   250,000    Michigan State Strategic Fund, Ltd Obligation Revenue
              Refunding Bonds (Series A), 7.10% (Ford Motor Co.)/
              (Original Issue Yield: 7.127%), 2/1/2006                         A2          281,383
              -----------------------------------------------------------
 1,000,000    Michigan State, UT GO Recreation Program Bonds, 5.75%
              (Original Issue Yield: 5.80%), 11/1/2001                         A1        1,069,360
              -----------------------------------------------------------
 4,250,000    Monroe County, MI Pollution Control Authority, PCR Revenue



              Bonds (Series A), 6.35% (Detroit Edison Co.)/(AMBAC INS),
              12/1/2004                                                       AAA        4,595,143
              -----------------------------------------------------------
 1,750,000    Novi, MI Community School District, UT GO Bonds, Q-SBLF,
              5.45% (Original Issue Yield: 5.50%), 5/1/2003                    A1        1,816,430
              -----------------------------------------------------------
   950,000    Novi, MI, UT GO Bonds (Series A & B), 4.80%
              (Original Issue Yield: 4.90%), 10/1/2005                         A1          931,371
              -----------------------------------------------------------
   300,000    Oakland & Washtenaw Counties, MI, Revenue Bonds, 6.65%
              (Oakland Community College District, MI)/(Original Issue
              Yield: 6.743%), 5/1/2011                                         A           323,187
              -----------------------------------------------------------
   250,000    Oakland County, MI, LT GO Bonds, Evergreen-Farmington Sewer
              Disposal, 6.30%, 5/1/2005                                        A           267,170
              -----------------------------------------------------------
   610,000    Okemos, MI Public School District, UT GO Refunding Bonds,
              Q-SBLF, 6.00% (Michigan State GTD), 5/1/2002                     A1          654,524
              -----------------------------------------------------------
   140,000    Ottawa County, MI, LT GO Bonds, Northwest Ottawa Water
              Supply System, 6.50% (Original Issue Yield: 6.55%),
              10/1/2002                                                        A1          149,573
              -----------------------------------------------------------
   100,000    Ottawa County, MI, LT GO Bonds, Northwest Ottawa Water
              System, 6.85%, 5/1/2000                                          A1          105,565
              -----------------------------------------------------------






MICHIGAN INTERMEDIATE MUNICIPAL TRUST
--------------------------------------------------------------------------------



PRINCIPAL                                                                    CREDIT
  AMOUNT                                                                    RATING*       VALUE
----------    -----------------------------------------------------------   --------   -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
-------------------------------------------------------------------------
              MICHIGAN--CONTINUED
              -----------------------------------------------------------
$  220,000    Ottawa County, MI, LT GO Bonds, Northwest Ottawa Water
              Supply System, 6.50%, 10/1/2001                                  A1      $   235,701
              -----------------------------------------------------------
   795,000    Ottawa County, MI, LT GO Refunding Bonds, Ottawa County
              Water Supply System, 5.40% (Original Issue Yield: 5.45%),
              8/1/2002                                                         A1          830,362
              -----------------------------------------------------------
   400,000    Plymouth-Canton, MI Community School District, UT GO Bonds
              (Series C), Q-SBLF, 6.00% (Michigan State GTD)/ (Original
              Issue Yield: 6.10%), 5/1/2003                                    A1          429,128
              -----------------------------------------------------------
   500,000    Plymouth-Canton, MI Community School District, UT GO
              Refunding Bonds (Series B), Q-SBLF, 6.80% (Michigan State
              GTD)/(Original Issue Yield: 6.90%), 5/1/2001 (@101)              A1          559,205
              -----------------------------------------------------------
   615,000    Riverview, MI Community School District, UT GO Bonds, 6.20%
              (FGIC INS), 5/1/2002 (@101.5)                                   Aaa          678,081
              -----------------------------------------------------------



   570,000    Riverview, MI Community School District, UT GO Bonds, 6.20%
              (FGIC INS), 5/1/2002 (@101.5)                                   Aaa          628,465
              -----------------------------------------------------------
   350,000    Rochester, MI Community School District, UT GO Bonds, 6.50%
              (Michigan State GTD)/(Original Issue Yield: 6.60%),
              5/1/2002 (@100)                                                  A1          386,936
              -----------------------------------------------------------
   250,000    Rochester, MI Community School District, UT GO Bonds, 6.50%
              (Michigan State GTD)/(Original Issue Yield: 6.75%),
              5/1/2002 (@100)                                                  A1          276,383
              -----------------------------------------------------------
   270,000    Shelby Charter Townships, MI Building Authority, Revenue
              Bonds, 6.25% (AMBAC INS)/(Original Issue Yield: 6.45%),
              11/1/2006                                                       Aaa          291,830
              -----------------------------------------------------------
   230,000    Shelby Charter Townships, MI Building Authority, Revenue
              Bonds, 6.25% (AMBAC INS)/(Original Issue Yield: 6.50%),
              11/1/2007                                                       Aaa          247,068
              -----------------------------------------------------------
   250,000    University of Michigan, Hospital Revenue Bonds, 7.00%
              (Original Issue Yield: 7.25%), 12/1/2000 (@102)                  Aa          283,120
              -----------------------------------------------------------
 1,500,000    University of Michigan, Hospital Revenue Refunding Bonds
              (Series A), 5.70% (Original Issue Yield: 5.80%), 12/1/2004       Aa        1,593,990
              -----------------------------------------------------------






MICHIGAN INTERMEDIATE MUNICIPAL TRUST
--------------------------------------------------------------------------------



PRINCIPAL                                                                    CREDIT
  AMOUNT                                                                    RATING*       VALUE
----------    -----------------------------------------------------------   --------   -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
-------------------------------------------------------------------------
              MICHIGAN--CONTINUED
              -----------------------------------------------------------
$1,000,000    University of Michigan, Student Fee Revenue Bonds (Series
              B), 5.20% (Original Issue Yield: 5.30%), 4/1/2004                Aa      $ 1,026,410
              -----------------------------------------------------------
 1,000,000    Western Michigan University, Revenue Bonds, 5.50% (FGIC
              INS)/(Original Issue Yield: 5.55%), 11/15/2002                  Aaa        1,052,710
              -----------------------------------------------------------
   885,000    Wyandotte, MI Electric Authority, Revenue Refunding Bonds,
              6.10% (MBIA INS), 10/1/2002                                     Aaa          960,535
              -----------------------------------------------------------              -----------
              TOTAL LONG-TERM MUNICIPAL SECURITIES
              (IDENTIFIED COST, $56,297,068)                                            59,357,637
              -----------------------------------------------------------              -----------
SHORT-TERM MUNICIPAL NOTES--0.7%
-------------------------------------------------------------------------
              PUERTO RICO--0.7%
              -----------------------------------------------------------
   450,000    Puerto Rico Government Development Bank Weekly VRDNs
              (Credit Suisse, Zurich LOC)                                     A-1          450,000



              -----------------------------------------------------------              -----------
              TOTAL MUNICIPAL SECURITIES INVESTMENTS
              (IDENTIFIED COST $56,747,068)(A)                                         $59,807,637
              -----------------------------------------------------------              -----------





* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
      ($60,620,807) at August 31, 1995.

(a) The cost of investments for federal tax purposes amounts to $56,747,068. The net unrealized appreciation on federal tax basis amounts to $3,060,569, which is comprised of $3,155,642 appreciation and $95,073 depreciation at August 31, 1995.


MICHIGAN INTERMEDIATE MUNICIPAL TRUST
--------------------------------------------------------------------------------

The following acronyms are used throughout this portfolio:



AMBAC  -- American Municipal Bond Assurance Corporation
COL    -- Collateralized
FGIC   -- Financial Guaranty Insurance Company
FSA    -- Financial Security Assurance
GO     -- General Obligation
GTD    -- Guarantee
INS    -- Insurance
LOC    -- Letter of Credit
LT     -- Limited Tax
MBIA   -- Municipal Bond Investors Assurance
PCR    -- Pollution Control Revenue
Q-SBLF -- Qualified State Bond Loan Fund
UT     -- Unlimited Tax
VRDNs  -- Variable Rate Demand Notes





(See Notes which are an integral part of the Financial Statements)


MICHIGAN INTERMEDIATE MUNICIPAL TRUST

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1995
--------------------------------------------------------------------------------



ASSETS:
-------------------------------------------------------------------------------
Total investments in securities, at value (identified and tax cost $56,747,068)     $59,807,637
-------------------------------------------------------------------------------
Cash                                                                                     47,830
-------------------------------------------------------------------------------
Income receivable                                                                       983,922
-------------------------------------------------------------------------------
Receivable for shares sold                                                                2,286
-------------------------------------------------------------------------------
Deferred expenses                                                                         4,682
-------------------------------------------------------------------------------     -----------
     Total assets                                                                    60,846,357
-------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------
Income distribution payable                                            $209,362
--------------------------------------------------------------------
Accrued expenses                                                         16,188
--------------------------------------------------------------------   --------
     Total liabilities                                                                  225,550
-------------------------------------------------------------------------------     -----------
Net Assets for 5,611,518 shares outstanding                                         $60,620,807
-------------------------------------------------------------------------------     -----------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------



Paid in capital                                                                     $58,820,692
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            3,060,569
-------------------------------------------------------------------------------
Accumulated net realized loss on investments                                         (1,260,454)
-------------------------------------------------------------------------------     -----------
     Total Net Assets                                                               $60,620,807
-------------------------------------------------------------------------------     -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
$60,620,807 / 5,611,518 shares outstanding                                               $10.80
-------------------------------------------------------------------------------     -----------
OFFERING PRICE per Share (100/97 of $10.80)*                                             $11.13
-------------------------------------------------------------------------------     -----------
REDEMPTION PROCEEDS per share (99.5/100 of $10.80)**                                     $10.75
-------------------------------------------------------------------------------     -----------






 * See "What Shares Cost."

** See "Contingent Deferred Sales Charge."

(See Notes which are an integral part of the Financial Statements)


MICHIGAN INTERMEDIATE MUNICIPAL TRUST

STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1995
--------------------------------------------------------------------------------



INVESTMENT INCOME:
-----------------------------------------------------------------------------------
Interest                                                                                $3,319,697
-----------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------
Investment advisory fee                                                    $233,527
----------------------------------------------------------------------
Administrative personnel and services fee                                   125,000
----------------------------------------------------------------------
Custodian fees                                                               50,650
----------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                     25,268
----------------------------------------------------------------------
Directors'/Trustees' fees                                                     1,094
----------------------------------------------------------------------
Auditing fees                                                                13,971
----------------------------------------------------------------------
Legal fees                                                                    3,476
----------------------------------------------------------------------
Portfolio accounting fees                                                    27,327
----------------------------------------------------------------------
Shareholder services fee                                                    145,955
----------------------------------------------------------------------
Share registration costs                                                     14,911
----------------------------------------------------------------------



Printing and postage                                                         10,655
----------------------------------------------------------------------
Insurance premiums                                                            4,808
----------------------------------------------------------------------
Taxes                                                                            60
----------------------------------------------------------------------
Miscellaneous                                                                11,262
----------------------------------------------------------------------     --------
    Total expenses                                                          667,964
----------------------------------------------------------------------
Waivers and reimbursements--
----------------------------------------------------------------------
  Waiver of investment advisory fee                          $(233,527)
----------------------------------------------------------
  Waiver of shareholder services fee                          (113,738)
----------------------------------------------------------
  Reimbursement of other operating expenses                    (28,124)
----------------------------------------------------------   ---------
    Total waivers and reimbursements                                       (375,389)
----------------------------------------------------------------------     --------
         Net expenses                                                                      292,575
-----------------------------------------------------------------------------------     ----------
              Net investment income                                                      3,027,122
-----------------------------------------------------------------------------------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------
Net realized loss on investments                                                          (994,664)
-----------------------------------------------------------------------------------



Net change in unrealized appreciation of investments                                     2,337,762
-----------------------------------------------------------------------------------     ----------
    Net realized and unrealized gain on investments                                      1,343,098
-----------------------------------------------------------------------------------     ----------
         Change in net assets resulting from operations                                 $4,370,220
-----------------------------------------------------------------------------------     ----------






(See Notes which are an integral part of the Financial Statements)


MICHIGAN INTERMEDIATE MUNICIPAL TRUST

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                       YEAR ENDED AUGUST 31,
                                                                    ---------------------------
                                                                        1995           1994
                                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------
OPERATIONS--
-----------------------------------------------------------------
Net investment income                                               $  3,027,122   $  2,790,803
-----------------------------------------------------------------
Net realized gain (loss) on investments ($310,181 and $3,738,
respectively, as computed for federal tax purposes)                     (994,664)      (249,785)
-----------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                   2,337,762     (2,310,979)
-----------------------------------------------------------------   ------------   ------------
     Change in net assets resulting from operations                    4,370,220        230,039
-----------------------------------------------------------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS--
-----------------------------------------------------------------
Distributions from net investment income                              (3,027,122)    (2,790,803)
-----------------------------------------------------------------   ------------   ------------
SHARE TRANSACTIONS--
-----------------------------------------------------------------
Proceeds from sale of shares                                          15,838,005     26,346,131
-----------------------------------------------------------------



Net asset value of shares issued to shareholders in payment of
distributions declared                                                   423,109        221,749
-----------------------------------------------------------------
Cost of shares redeemed                                              (15,463,625)   (16,151,756)
-----------------------------------------------------------------   ------------   ------------
     Change in net assets resulting from share transactions              797,489     10,416,124
-----------------------------------------------------------------   ------------   ------------
          Change in net assets                                         2,140,587      7,855,360
-----------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------
Beginning of period                                                   58,480,220     50,624,860
-----------------------------------------------------------------   ------------   ------------
End of period                                                       $ 60,620,807   $ 58,480,220
-----------------------------------------------------------------   ------------   ------------






(See Notes which are an integral part of the Financial Statements)


MICHIGAN INTERMEDIATE MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION

Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of five, non-diversified portfolios. The financial statements included herein are only those of Michigan Intermediate Municipal Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.




     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchases may be valued at amortized cost, which approximates fair market value. All other securities are valued at prices provided by an independent pricing service.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.


     At August 31, 1995, the Fund, for federal tax purposes, had a capital loss carryforward of $326,186 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:



                  EXPIRATION YEAR                             EXPIRATION AMOUNT
     ------------------------------------------   ------------------------------------------
                        2001                                       $12,267
                        2002                                        $3,738
                        2003                                       $310,181







     Additionally, net capital losses of $934,269 attributable to security transactions incurred after October 31, 1994 are treated as arising on the first day of the Fund's next taxable year.



MICHIGAN INTERMEDIATE MUNICIPAL TRUST
--------------------------------------------------------------------------------

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


     CONCENTRATION OF RISK--Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers in that one state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 1995, 51% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit for any one institution or agency do not exceed 16% of total investments.


     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from the Fund's commencement date.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:



                                                                   YEAR ENDED AUGUST 31,
                                                             ----------------------------------
                                                                  1995               1994
                                                             ---------------    ---------------
----------------------------------------------------------
Shares sold                                                      1,533,015          2,416,275
----------------------------------------------------------
Shares issued to shareholders in payment of distributions
  declared                                                          40,304             20,450
----------------------------------------------------------
Shares redeemed                                                 (1,484,327)        (1,508,248)
----------------------------------------------------------   -------------      -------------
  Net change resulting from share transactions                      88,992            928,477
----------------------------------------------------------   -------------      -------------





(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .40 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and reimburse certain


MICHIGAN INTERMEDIATE MUNICIPAL TRUST
--------------------------------------------------------------------------------

operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Fund for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive a portion of this fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ")serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.


ORGANIZATIONAL EXPENSES--Organizational and start-up administrative service expenses of $111,559 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended August 31, 1995, the Fund paid $1,493 pursuant to this agreement.



INTERFUND TRANSACTIONS--During the year ended August 31, 1995, the fund engaged in purchase and sale transactions with funds that have a common investment adviser, or affiliated investment advisers, common Directors/Trustees, and/or common Officers. These transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $13,100,000 and $12,500,000, respectively.




GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1995, were as follows:



-------------------------------------------------------------------------------
PURCHASES                                                                         $12,973,064
-------------------------------------------------------------------------------   -----------
SALES                                                                             $12,241,360
-------------------------------------------------------------------------------   -----------






INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees of MUNICIPAL SECURITIES INCOME TRUST

and Shareholders of MICHIGAN INTERMEDIATE MUNICIPAL TRUST:


We have audited the accompanying statement of assets and liabilities of Michigan Intermediate Municipal Trust (one of the portfolios comprising Municipal Securities Income Trust), including the portfolio of investments, as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1995 and 1994, and the financial highlights for each of the years in the four-year period ended August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Michigan Intermediate Municipal Trust as of August 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
October 13, 1995


ADDRESSES
--------------------------------------------------------------------------------



Michigan Intermediate Municipal Trust                        Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------
Distributor
                Federated Securities Corp.                   Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------
Investment Adviser
                Federated Advisers                           Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------
Custodian
                State Street Bank and                        P.O. Box 8600
                Trust Company                                Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent
                Federated Services Company                   P.O. Box 8600
                                                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------
Independent Auditors
                Deloitte & Touche LLP                        2500 One PPG Place
                                                             Pittsburgh, Pennsylvania 15222-5401
------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              MICHIGAN INTERMEDIATE
                                              MUNICIPAL TRUST
                                              PROSPECTUS

                                              A Non-Diversified Portfolio of
                                              Municipal Securities
                                              Income Trust, An Open-End,
                                              Management Investment Company

                                              October 31, 1995



      FEDERATED SECURITIES CORP.
(LOGO)
---------------------------------------

      Distributor

      A subsidiary of FEDERATED INVESTORS




      FEDERATED INVESTORS TOWER

      PITTSBURGH, PA 15222-3779

      CUSIP 625922703

      G01389-01 (10/95)




                     MICHIGAN INTERMEDIATE MUNICIPAL TRUST
               (A PORTFOLIO OF MUNICIPAL SECURITIES INCOME TRUST)
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Michigan Intermediate Municipal Trust (the "Fund") dated October 31, 1995. This Statement is not a prospectus itself. To receive a copy of the prospectus write or call the Fund.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                        Statement dated October 31, 1995



           FEDERATED SECURITIES
           CORP.

           Distributor
           A subsidiary of FEDERATED
           INVESTORS



GENERAL INFORMATION ABOUT THE FUND1        Conversion to Federal Funds    13

INVESTMENT OBJECTIVE AND POLICIES1

 Acceptable Investments          1
 When-Issued and Delayed
  Delivery Transactions          2
 Temporary Investments           2
 Portfolio Turnover              3
 Investment Limitations          3
 Michigan Investment Risks       5
MUNICIPAL SECURITIES INCOME TRUST
MANAGEMENT                       6

 Fund Ownership                 11
 Trustees Compensation          11
 Trustee Liability              12
INVESTMENT ADVISORY SERVICES    12

 Adviser to the Fund            12
 Advisory Fees                  12
ADMINISTRATIVE SERVICES         12

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT                12

SHAREHOLDER SERVICES AGREEMENT  13

BROKERAGE TRANSACTIONS          13

PURCHASING SHARES               13



 Purchases by Sales Representatives,
  Fund
  Trustees, and Employees       14
DETERMINING NET ASSET VALUE     14

 Valuing Municipal Bonds        14
 Use of Amortized Cost          14
REDEEMING SHARES                14

 Redemption in Kind             14
TAX STATUS                      15

 The Fund's Tax Status          15
 Shareholders' Tax Status       15
TOTAL RETURN                    15

YIELD                           15

TAX-EQUIVALENT YIELD            16

 Tax-Equivalency Table          16
PERFORMANCE COMPARISONS         17

ABOUT FEDERATED INVESTORS       17

APPENDIX                        19



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in Municipal Securities Income Trust (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 6, 1990. On September 16, 1992 (effective date October 31,
1992) the Board of Trustees (the "Trustees") approved changing the name of the Trust from Federated Municipal Income Trust to Municipal Securities Income Trust. On June 1, 1994, Michigan Municipal Income Fund changed its name to Michigan Intermediate Municipal Trust.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities. The investment objective cannot be changed without approval of shareholders.
ACCEPTABLE INVESTMENTS
The Fund invests primarily in a portfolio of municipal securities, which are exempt from federal regular income tax and Michigan state and local tax ("Michigan Municipal Securities"). These securities include those issued by or on behalf of the State of Michigan and Michigan municipalities, and those issued by states, territories, and possessions of the United States which are exempt from federal regular income tax and the personal income tax imposed by the State of Michigan and Michigan municipalities.
  CHARACTERISTICS
     The Michigan Municipal Securities in which the Fund invests have the characteristics set forth in the prospectus. If a rated bond loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to drop the bond from the portfolio, but will consider doing so. If ratings made by Moody's Investors Service, Inc., Standard &



     Poor's Ratings Group or Fitch's Investors Service, Inc. change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.
  TYPES OF ACCEPTABLE INVESTMENTS
     Examples of Michigan Municipal Securities are:
     omunicipal notes and municipal commercial paper;
     oserial bonds sold with differing maturity dates;
     otax anticipation notes sold to finance working capital needs of municipalities;
     obond anticipation notes sold prior to the issuance of longer-term bonds; opre-refunded municipal bonds; and ogeneral obligation bonds secured by a municipality pledge of taxation.
  PARTICIPATION INTERESTS
     The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).
  VARIABLE RATE MUNICIPAL SECURITIES
     Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.





  MUNICIPAL LEASES
The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they became due. In the event of default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment.
In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors:
     o whether the lease can be terminated by the lessee;
     o the potential recovery, if any, from a sale of the leased property upon termination of the lease;
     o the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects);
     o the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation");



     o any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. TEMPORAY INVESTMENTS
The Fund may also invest in temporary investments during times of unusual market conditions for defensive purposes.
  REPURCHASE AGREEMENTS
Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
From time to time, such as when suitable Michigan municipal bonds are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in Michigan municipal bonds and thereby reduce the Fund's yield.
  REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.
PORTFOLIO TURNOVER
The Fund may trade or dispose of portfolio securities as considered necessary to meet its investment objective. It is not anticipated that the portfolio trading engaged in by the Fund will result in its annual rate of portfolio turnover exceeding 100%. For the fiscal years ended August 31, 1995 and 1994, the Fund's portfolio turnover rates were 23% and 13%, respectively.
INVESTMENT LIMITATIONS
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.
     The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate its assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge.



  UNDERWRITING
     The Fund will not underwrite any issue of securities except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, although it may invest in municipal bonds secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except that it may acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or its Declaration of Trust.
  DEALING IN PUTS AND CALLS
     The Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.
  CONCENTRATION OF INVESTMENTS
     The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects.



     However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will not purchase securities of other investment companies except as part of a merger, consolidation, or other acquisition.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Fund or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in industrial development bonds where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.



  INVESTING IN MINERALS
     The Fund will not purchase or sell, oil, gas, or other mineral exploration or development programs, or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violationof such restriction.
The Fund does not expect to borrow money or pledge securities or invest in repurchase agreements in excess of 5% of the value of its net assets during the coming fiscal year.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."
MICHIGAN INVESTMENT RISKS
The Michigan economy has diversified away from durable goods manufacturing with service sector employment currently at 25.7% of total employment. However, manufacturing and the automobile sector in particular, still have significant influence over the State's economy. Michigan's economy tends to fluctuate with the cyclical trends of the manufacturing sector, which still accounts for nearly 23% of total State employment. The states unemployment rate is currently below the national unemployment rate for the first time reflecting both the diversification of the regional economy and significant improvement in the automobile sector and related industries.
In March of 1994 voters approved a tax restructuring plan which replaced property taxes with a $.02 increase in the sales tax and a $.50 increase in cigarette taxes. This tax restructuring was in response to discontent over high property taxes and inequality in State funding for education. The success of these tax initiatives will not be clear for some time and may constrain the state and its local governments ability to operate. Additional fiscal constraints on Michigan's state and local governments ability to raise taxes include a 5% or rate of inflation cap on property tax increases and a limit on the amount of sales tax revenue which can be raised by the state to a percentage of personal income.
Michigan's finances were hard hit during the 1990 and 1991 fiscal periods. Spending cuts and an improving state economy resulted in surplus revenues of $254 million in fiscal 1992. As a result of continuing surplus funds in fiscal years 1993 and 1994, Michigan expects to increase the budget stabilization fund to a record level of $573 million by fiscal year end 1994. The state of Michigan maintains a conservative debt position with per capita debt remaining below the national average. Michigan also uses its general obligation borrowing capacity to lower the borrowing cost of local school districts through the School Bond Loan Program.


MUNICIPAL SECURITIES INCOME TRUST MANAGEMENT
Officers and Trustees are listed with their addresses, present positions with Municipal Securities Income Trust, and principal occupations.




John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Trust.


Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.



John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.






William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.




J. Christopher Donahue *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President and Trustee
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.




Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.






Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.




Peter E. Madden
70 Westcliff Road
Westin, MA
Birthdate:  March 16, 1942
Trustee
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.


Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  October 6, 1926
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.




John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.






Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.




Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.




Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Vice President and Treasurer
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; Vice President and Treasurer of the Funds.



David M. Taylor
Federated Investors Tower
Pittsburgh, PA
Birthdate:  January 13, 1947
Treasurer
Senior Vice President, Controller, and Trustee, Federated Investors; Controller, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Vice President, Federated Shareholder Services; Senior Vice President, Federated Administrative Services; Treasurer of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp. ; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Vice President and Secretary of the Funds.


     * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.



     @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.
As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Equity Funds; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 3-5 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust;; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Star Funds; The Starburst Funds; The Starburst Funds



II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.


FUND OWNERSHIP
Officers and Trustees own less than 1% of the outstanding Shares.
As of October 9, 1995, the following shareholders of record owned 5% or more of the outstanding Shares of the Fund: ENBANCO, Traverse City, MI, owned approximately 2,116,056 Shares (37.68%); FESCA, Escanaba, MI, owned approximately 957,907 Shares (17.06%); Shoreline Co., South Haven, MI, owned approximately 451,893 Shares (8.04%); Charles Schwab & Co., Inc., San Francisco, CA, owned approximately 451,633 Shares (7.40%).
TRUSTEES COMPENSATION


                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM          TOTAL COMPENSATION PAID
TRUST              TRUST*#          FROM FUND COMPLEX +


John F. Donahue  $ -0-     $ -0- for the Trust and
Trustee and Chairman          68 other investment companies in the Fund Complex
Thomas G. Bigley $186      $20,688 for the Trust and
Trustee                    49 other investment companies in the Fund Complex
John T. Conroy   $201      $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex



William J. Copeland        $201    $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
J. Christopher Donahue     $ -0-   $ -0- for the Trust and
Trustee and Exec. Vice Pres.       14 other investment companies in the Fund
                                   Complex

James E. Dowd    $201      $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.    $186    $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.    $201    $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Peter E. Madden  $162      $90,563 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Gregor F. Meyer  $186      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
John E. Murray, Jr.        $146    $ -0- for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Wesley W. Posvar $186      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex

Marjorie P. Smuts$186      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex


*Information is furnished for the fiscal year ended August 31, 1995.
#The aggregate compensation is provided for the Trust which is comprised of five portfolios.
+The information is provided for the last calendar year.



TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Federated Advisers (the "Adviser"). It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.
The Adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
ADVISORY FEES
For its advisory services, Federated Advisers receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended August 31, 1995, 1994 and 1993, the Adviser earned advisory fees of $233,527, $229,413, and $154,387, respectively, all of which were voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2.5% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1.5% per year of the remaining average net assets, the adviser will reimburse the Trust for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this expense limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. Prior to March 1, 1994, Federated Administrative Services, Inc., also a subsidiary of Federated Investors, served as the Fund's administrator. (For purposes of this Statement of Additional Information, Federated Administrative Services and Federated Administrative Services, Inc., may hereinafter collectively be referred to as, the "Administrators.") For the fiscal years ended August 31, 1995 and 1994, the Administrators collectively earned $125,000 and $197,395, respectively, none of which was waived. For the fiscal year ended August 31, 1993, Federated Administrative Services, Inc., earned $237,374, none of which was waived. Dr. Henry J. Gailliot, an officer of Federated Advisers, the Adviser to the Fund, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services,



Inc., a company which provides computer processing services to Federated Administrative Services.
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company serves as transfer agent and dividend disbursing agent for the Fund. The fee is based on the size, type, and number of accounts and transactions made by shareholders.
Federated Services Company also maintains the Fund's accounting records. The fee based on the level of the Fund's average net assets for the period plus out-of-pocket expenses.
SHAREHOLDER SERVICES AGREEMENT

This arrangement permits the payment of fees to Federated Shareholder Services and, indirectly, to financial institutions to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses. By adopting the Shareholder Services Agreement, the Board of Trustees expects that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder record-keeping systems; and (4) responding promptly to shareholder's requests and inquiries concerning their accounts.



For the fiscal year ended August 31, 1995, payments in the amount of $145,955 were made pursuant to the Shareholder Services Agreement.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include:
     o advice as to the advisability of investing in securities;
     o security analysis and reports;
     o economic studies;
     o industry studies;
     o receipt of quotations for portfolio evaluations; and
     o similar services.
Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
Research services provided by brokers may be used by the Adviser or by affiliates of Federated Investors in advising Federated Funds and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.
During the fiscal years ended August 31, 1995, 1994, and 1993, the Fund paid no brokerage commissions.
PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares is explained in the prospectus under "Investing in the Fund."
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. State Street Bank and Trust Company ("State Street Bank") acts as the shareholder's agent in depositing checks and converting them to federal funds.


PURCHASES BY SALES REPRESENTATIVES, FUND TRUSTEES, AND EMPLOYEES
Trustees, employees, and sales representatives of the Fund, Federated Advisers, and Federated Securities Corp. or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp. and their spouses and children under 21, may buy shares at net asset value without a sales charge. Shares may also be sold without a sales charge to trusts or pension or profit-sharing plans for these persons. These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.



DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
VALUING MUNICIPAL BONDS
The Trustees use an independent pricing service to value municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.
USE OF AMORTIZED COST
The Trustees have decided that the fair value of debt securities authorized to be purchased by the Fund with remaining maturities of 60 days or less, at the time of purchase, shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Executive Committee continually assesses this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Trustees.
REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although the Fund does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
REDEMPTION IN KIND
The Trust is obligated to redeem Shares solely in cash up to $250,000 or 1% of the respective class's net asset value, whichever is less, for any one shareholder within a 90-day period.
Any redemption beyond this amount will also be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way that net asset value is determined. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.


TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;



   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
  CAPITAL GAINS
     Capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:
     o the availability of higher relative yields;
     o differentials in market values;
     o new investment opportunities;
     o changes in creditworthiness of an issuer; or
     o an attempt to preserve gains or limit losses.
     Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares. Any loss by a shareholder on Fund shares held for less than six months and sold after a capital gains distribution will be treated as a long-term capital loss to the extent of the capital gains distribution.
TOTAL RETURN

The Fund's average annual total returns for the one-year period ended August 31, 1995, and for the period from September 18, 1991 (date of initial public investment) to August 31, 1995, were 4.14% and 6.58%, respectively.
The average annual total return of the Fund is the average compounded rate of return for a given period of time that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000 less any applicable sales charge, adjusted over the period by any additional shares, assuming a monthly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price or the offering price of shares redeemed.
YIELD

The Fund's yield for the thirty-day period ended August 31, 1995 was 5.04%.
The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.
TAX-EQUIVALENT YIELD

The Fund's tax-equivalent yield for the thirty-day period ended August 31, 1995 was 7.46%.



The tax-equivalent yield for the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 28% tax rate and assuming that income is 100% tax-exempt.
TAX-EQUIVALENCY TABLE
The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal obligations in the Fund's portfolio generally remains free from federal regular income tax* and the income taxes imposed by the State of Michigan. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.


                         TAXABLE YIELD EQUIVALENT FOR 1995

                               State of Michigan

                  COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
              19.47%  32.47%     35.47%      40.47%     44.07%



    JOINT        $1- $39,001-   $94,251-   $143,601-     OVER
    RETURN    39,000  94,250    143,600     256,500    256,500

    SINGLE       $1- $23,351-   $56,551-   $117,951-     OVER
    RETURN    23,350  56,550    117,950     256,500    256,500


Tax-Exempt Yield         Taxable Yield Equivalent




     1.50%     1.86%    2.22%     2.32%      2.52%       2.68%
     2.00%     2.48%    2.96%     3.10%      3.36%       3.58%
     2.50%     3.10%    3.70%     3.87%      4.20%       4.47%
     3.00%     3.73%    4.44%     4.65%      5.04%       5.36%
     3.50%     4.35%    5.18%     5.42%      5.88%       6.26%
     4.00%     4.97%    5.92%     6.20%      6.72%       7.15%
     4.50%     5.59%    6.66%     6.97%      7.56%       8.05%
     5.00%     6.21%    7.40%     7.75%      8.40%       8.94%
     5.50%     6.83%    8.14%     8.52%      9.24%       9.83%
     6.00%     7.45%    8.88%     9.30%     10.08%      10.73%

    Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.
    The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.
    * Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.


PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
     o portfolio quality;
     o average portfolio maturity;
     o type of instruments in which the portfolio is invested;



     o changes in interest rates and market value of portfolio securities;
     o changes in the Fund's expenses; and
     o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return. Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
   LEHMAN BROTHERS SEVEN YEAR STATE GENERAL OBLIGATION BOND INDEX is an index of general obligation bonds rated A or better with 6-8 years to maturity. LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "general municipal bond funds" category in advertising and sales literature.
   MORNINGSTAR, INC. an independent rating service, is the publisher of the bi-
     weekly MUTUAL FUND VALUES..
      MUTUAL FUND VALUES rates more than 1,000 NASDAQ listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.



Advertisements and other sales literature for the Fund may refer to total return. Total return is the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specific period of time. Advertisements may quote performance information which does not reflect the effect of the sales charge.
ABOUT FEDERATED INVESTORS

Federated is dedicated to meeting investor needs which is reflected in its investment decision making -- structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.
In the municipal sector, as of December 31, 1994, Federated managed 18 bond funds with approximately $1.9 billion in assets and 18 money market funds with approximately $6.6 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities.
J. Thomas Madden, Executive Vice President, oversees Federated's equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated's domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated's international portfolios.



MUTUAL FUND MARKET
Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.* Federated Investors, through it subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL
Federated meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to theses institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
TRUST ORGANIZATIONS
Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios.
The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.
BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated mutual funds are available to consumers through major brokerage firms nationwide -- including 200 New York Stock Exchange firms -- supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.






















*source:  Investment Company Institute


APPENDIX

STANDARD & POOR'S RATINGS GROUP ("S&P") MUNICIPAL BOND RATINGS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND RATINGS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA--Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR--Not rated by Moody's.
Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate or municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
FITCH INVESTORS SERVICE, INC. ("FITCH") LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of very high quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.



A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
NR--NR indicates that Fitch does not rate the specific issue.
PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.
STANDARD & POOR'S RATINGS GROUP MUNICIPAL NOTE RATINGS
SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2--Satisfactory capacity to pay principal and interest.
MOODY'S INVESTORS SERVICE, INC. SHORT-TERM LOAN RATINGS
MIG1/VMIG1--This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
MIG2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.



F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS
P-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. P-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Cusip #625922703
1041202B (10/95)




--------------------------------------------------------------------------------
    CALIFORNIA MUNICIPAL INCOME FUND
    (A PORTFOLIO OF MUNICIPAL SECURITIES INCOME TRUST)
     FORTRESS SHARES
     PROSPECTUS

     The Fortress Shares of California Municipal Income Fund (the "Fund") offered by this prospectus represent interests in a non-diversified portfolio of securities which is one of a series of investment portfolios in Municipal Securities Income Trust (the "Trust"), an open-end management investment company (a mutual fund). The investment objective of the Fund is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the state of California and California municipalities. The Fund invests primarily in a portfolio of California municipal securities.

     THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.




     This prospectus contains the information you should read and know before you invest in Fortress Shares. Keep this prospectus for future reference.


     The Fund has also filed a Statement of Additional Information for Fortress Shares dated October 31, 1995, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional
     Information, which is in paper form only, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or make inquiries about the Fund, contact your financial institution.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Prospectus dated October 31, 1995

TABLE OF CONTENTS
--------------------------------------------------------------------------------




SUMMARY OF FUND EXPENSES                          1
---------------------------------------------------
FINANCIAL HIGHLIGHTS                              2
---------------------------------------------------
GENERAL INFORMATION                               3
---------------------------------------------------
FORTRESS INVESTMENT PROGRAM                       3
---------------------------------------------------
INVESTMENT INFORMATION                            4
---------------------------------------------------
  Investment Objective                            4
INVESTMENT POLICIES                               5
---------------------------------------------------
  California Municipal Securities                 7
  Investment Risks                                7
  Non-Diversification                             8
  Investment Limitations                          8
NET ASSET VALUE                                   8
---------------------------------------------------
INVESTING IN FORTRESS SHARES                      9
---------------------------------------------------
  Share Purchases                                 9
  Minimum Investment Required                     9
  What Shares Cost                               10
  Eliminating/Reducing The Sales Charge          10
  Systematic Investment Program                  12



  Exchange Privilege                             12
  Certificates and Confirmations                 13
  Dividends and Distributions                    13
REDEEMING FORTRESS SHARES                        13
---------------------------------------------------
  Through a Financial Institution                13
  Directly By Mail                               14
  Contingent Deferred Sales Charge               15
  Systematic Withdrawal Program                  15
  Accounts with Low Balances                     16

MUNICIPAL SECURITIES INCOME TRUST
  INFORMATION                                    16
---------------------------------------------------
  Management of Municipal Securities
    Income Trust                                 16
  Distribution of Fortress Shares                17
  Administration of The Fund                     19

SHAREHOLDER INFORMATION                          19
---------------------------------------------------
  Voting Rights                                  19
  Massachusetts Partnership Law                  20

TAX INFORMATION                                  20
---------------------------------------------------
  Federal Income Tax                             20
  California Income Taxes                        21



  Other State and Local Taxes                    21

PERFORMANCE INFORMATION                          22
---------------------------------------------------
FINANCIAL STATEMENTS                             23
---------------------------------------------------
REPORT OF INDEPENDENT AUDITOR                    33
---------------------------------------------------
ADDRESSES                                        34
---------------------------------------------------






                                       I

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------



                                         FORTRESS SHARES
                                 SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price).....................      1.00%
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)..........       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
  proceeds, as applicable) (1)....................................................................      1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)................................       None
Exchange Fee......................................................................................       None


                                    ANNUAL OPERATING EXPENSES
                             (As a percentage of average net assets)
Management Fee (after waiver) (2).................................................................      0.00%
12b-1 Fee (after waiver) (3)......................................................................      0.02%
Total Other Expenses (after expense reimbursement)................................................      0.98%
  Shareholder Services Fee (after waiver) (4)..........................................      0.23%
Total Operating Expenses (5)......................................................................      1.00%






(1) The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the net asset value of shares redeemed within four years of their purchase date. For a more complete description see "Contingent Deferred Sales Charge."

(2) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(3) The maximum 12b-1 Fee is 0.50%.

(4) The maximum shareholder services fee is 0.25%.

(5) The total operating expenses in the table above are based on expenses expected during the fiscal year ending August 31, 1996. The total operating expenses were 0.55% for the fiscal year ended August 31, 1995 and would have been 2.96% absent the voluntary waivers of the management fee, the 12b-1 fee and the shareholder services fee and the voluntary reimbursement of certain other operating expenses.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Fortress Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Fortress Shares" and "Municipal Securities Income Trust Information." Wire-transferred redemptions of less than



$5,000 may be subject to additional fees.

    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.



EXAMPLE                                                           1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------  ---------  ---------  ---------  ---------
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) redemption at the end of
each time period...............................................     $30        $53        $65       $131
You would pay the following expenses on the same investment,
assuming no redemption.........................................     $20        $42        $65       $131





    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CALIFORNIA MUNICIPAL INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 33.



                                                        YEAR ENDED AUGUST 31,
                                                   -------------------------------
                                                    1995        1994       1993(a)
                                                   -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.01      $10.92      $10.00
-----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------
  Net investment income                              0.59        0.59        0.44
-----------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                      0.12       (0.91)       0.92
-----------------------------------------------    -------     -------     -------
  Total from investment operations                   0.71       (0.32)       1.36
-----------------------------------------------    -------     -------     -------
LESS DISTRIBUTIONS
-----------------------------------------------
  Distributions from net investment income          (0.59)      (0.59)      (0.44)
-----------------------------------------------    -------     -------     -------
NET ASSET VALUE, END OF PERIOD                     $10.13      $10.01      $10.92
-----------------------------------------------    -------     -------     -------
                                                   -------     -------     -------
TOTAL RETURN (b)                                     7.48%      (3.04%)     14.08%
-----------------------------------------------
RATIOS TO AVERAGE NET ASSETS



-----------------------------------------------
  Expenses                                           0.55%       0.25%       0.25%(c)
-----------------------------------------------
  Net investment income                              6.04%       5.61%       5.58%(c)
-----------------------------------------------
  Expense waiver/reimbursement (d)                   2.41%       2.86%       1.98%(c)
-----------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------
  Net assets, end of period (000 omitted)          $14,400     $15,059     $11,513
-----------------------------------------------
  Portfolio turnover                                   63%         63%          0%
-----------------------------------------------






(a) Reflects operations for the period from December 2, 1992 (date of initial public investment) to August 31, 1993.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


(c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's annual report for the fiscal year ended August 31, 1995, which can be obtained free of charge.

GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a  Declaration of Trust dated August 6, 1990. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established one class of shares, known as Fortress Shares ("Shares").

Shares of the Fund are designed for customers of financial institutions such as broker/dealers, banks, fiduciaries, and investment advisers as a convenient means of accumulating an interest in a professionally managed, non-diversified portfolio investing primarily in California municipal securities. A minimum initial investment of $1,500 is required. Subsequent investments must be in amounts of at least $100. The Fund is not likely to be a suitable investment for non-California taxpayers or retirement plans since California municipal securities are not likely to produce competitive after-tax yields for such persons and entities when compared to other investments.


Except as otherwise noted in this prospectus, Shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value. However, a contingent deferred sales charge ("CDSC") is imposed on certain Shares, other than Shares purchased through reinvestment of dividends, which are redeemed within one to four years of their purchase dates. Fund assets may be used in connection with the distribution of Shares.



FORTRESS INVESTMENT PROGRAM




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This class of shares is a member of a family of funds, collectively known as the Fortress Investment Program. The other funds in the Program are:



    - American Leaders Fund, Inc., providing growth of capital and income through high-quality stocks;



    - Fortress Adjustable Rate U.S. Government Fund, Inc., providing current income consistent with lower volatility of principal through a diversified portfolio of adjustable and floating rate mortgage securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities;



    - Fortress  Bond   Fund,   providing  current   income   primarily   through
      high-quality corporate debt;



    - Fortress  Municipal Income Fund,  Inc., providing a  high level of current income generally exempt from the federal regular income tax by investing primarily in a diversified portfolio of municipal bonds;



    - Fortress Utility Fund, Inc., providing high current income and moderate capital appreciation primarily through equity and debt securities of utility companies;



    - Government Income Securities, Inc., providing current income through long-term U.S. government securities;

    - Liberty Equity Income Fund, Inc., providing above average income and capital appreciation through income producing equity securities;



    - Limited Term Fund, providing a high level of current income consistent with minimum fluctuation in principal value;



    - Limited Term Municipal Fund, providing a high level of current income which is exempt from federal regular income tax consistent with the preservation of capital;



    - Money Market Management, Inc., providing current income consistent with stability of principal through high-quality money market instruments;



    - New York Municipal Income Fund, providing current income exempt from federal regular income tax, New York personal income taxes, and New York municipalities income taxes;



    - Ohio Municipal Income Fund, providing current income exempt from federal regular income tax and Ohio personal income taxes; and



    - World Utility Fund, providing total return by investing primarily in securities issued by domestic and foreign companies in the utilities industry.


Each of  the funds  may also  invest in  certain other  types of  securities  as described in each fund's prospectus.

The Fortress Investment Program provides flexibility and diversification for an investor's long-term investment planning. It enables an investor to meet the challenges of changing market conditions by offering convenient exchange privileges which give access to various investment vehicles, and by providing the investment services of a proven, professional investment adviser.

INVESTMENT INFORMATION
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INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of California and California municipalities. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.


Under normal circumstances, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and the personal income taxes imposed by the state of California and California municipalities. Interest income of the Fund that is exempt from the income taxes described above retains its exempt status when distributed to the Fund's shareholders. Income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than California.

INVESTMENT POLICIES
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The Fund pursues its investment objective by investing primarily in securities which are exempt from federal regular income tax and personal income taxes imposed by the state of California and California municipalities. At least 65% of the value of the Fund's total assets will be invested in obligations issued by or on behalf of the state of California, its political subdivisions, or agencies. Unless indicated otherwise, investment policies of the Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

ACCEPTABLE INVESTMENTS.  The securities in which the Fund invests include:

    - obligations issued by or on behalf of the state of California, its political subdivisions, or agencies;

    - debt obligations of any state, territory, or possession of the United States, including the District of Columbia, or any political subdivision of any of these; and

    - participation  interests,  as  described  below,  in  any  of  the   above
      obligations,  the interest from  which is, in the  opinion of bond counsel for the issuers or in the opinion of officers of the Fund and/or the investment adviser to the Fund, exempt from both federal regular income tax and the personal income tax imposed by the state of California and California municipalities.

The prices of fixed income securities fluctuate inversely to the direction of interest rates.


CHARACTERISTICS. The California municipal securities which the Fund buys are investment grade bonds rated Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A, or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"). In certain cases the Fund's adviser may choose bonds which are unrated if it judges the bonds to have the same characteristics as the investment grade bonds described above. If a bond is rated below investment grade according to the characteristics set forth here after the Fund has purchased it, the Fund is not required to drop the bond from the portfolio, but will consider appropriate action. Bonds rated "BBB" by S&P or Fitch or "Baa" by Moody's have speculative characteristics. Changes in economic or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.


PARTICIPATION INTERESTS. The Fund may purchase participation interests from financial institutions such as commercial banks, savings and loan associations, and insurance companies. These participation interests give the Fund an undivided interest in California municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Trustees of the Trust will determine that participation interests meet the prescribed quality standards for the Fund.

VARIABLE-RATE MUNICIPAL SECURITIES. Some of the California municipal securities which the Fund purchases may have variable interest rates. Variable interest rates are ordinarily based on a published interest rate, interest rate index, or a similar standard, such as the 91-day U.S. Treasury bill rate. Many variable-rate municipal securities are subject to payment of principal on demand by the Fund in not more than seven days. All variable-rate municipal securities will meet the quality standards for the Fund. The Fund's investment adviser has been instructed by the Trustees to monitor the pricing, quality, and liquidity of the variable-rate municipal securities, including participation interests held by the Fund on the basis of published financial information and reports of the rating agencies and other analytical services.

MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate on any of the above. Lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. In the event of failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

RESTRICTED SECURITIES. The Fund may invest up to 10% of its total assets in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction upon resale under federal securities laws. To the extent these securities are deemed to be illiquid, the Fund will also limit its purchases, together with other securities considered to be illiquid, to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

TEMPORARY INVESTMENTS. Under normal circumstances, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and the personal income taxes imposed by the state of California and California municipalities. This policy cannot be changed without shareholder approval. However, from time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term non-California municipal tax-exempt obligations or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements (arrangements in which the

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organization selling the Fund a bond or temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments. However, the investment adviser will limit temporary investments to those rated within the investment grade categories described under "Acceptable Investments--Characteristics" (if rated) or (if unrated) those which the investment adviser judges to have the same characteristics as such investment grade securities.

Although  the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax or personal income taxes imposed by the state of California or California municipalities.

CALIFORNIA MUNICIPAL SECURITIES

California municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

California municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.



INVESTMENT RISKS

Yields on California municipal securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of California municipal securities and demand features, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. Investing in California municipal securities meeting the Fund's quality standards may not be possible if the state of California or its municipalities do not maintain their current credit ratings. In addition, certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could result in adverse consequences affecting California municipal securities. Further, any adverse economic conditions or developments affecting the state of California or its municipalities could have an impact on the Fund's portfolio.

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A further discussion of the risks of a portfolio which invests largely in California municipal securities is contained in the Statement of Additional Information.

NON-DIVERSIFICATION

The Fund is a non-diversified investment portfolio. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio of securities because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio.

Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.

The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This undertaking requires that at the end of each quarter of the taxable year: (a) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer and (b) no more than 25% of its total assets are invested in the securities of a single issuer.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval. The following limitation, however, can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not invest more than 5% of its total assets in industrial development bonds when the payment of principal and interest is the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

NET ASSET VALUE
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The Fund's net asset value per Share fluctuates. It is determined by dividing the sum of the market value of all securities and all other assets, less liabilities, by the number of Shares outstanding.

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INVESTING IN FORTRESS SHARES
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SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased through an investment dealer who has a sales agreement with the distributor, Federated Securities Corp., or directly from Federated Securities Corp. (once an account has been established), either by mail or by wire. The Fund reserves the right to reject any purchase request.




THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.


The financial institution which maintains investor accounts with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the CDSC (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods (see "Supplemental Payments to Financial Institutions").


DIRECTLY BY MAIL. To purchase Shares by mail directly from Federated Securities Corp. once an account has been established:

    - complete and sign the new account form available from the Fund;




    - enclose a check made payable to California Municipal Income Fund--Fortress Shares; and


    - send both to the Fund's transfer agent, Federated Services, P.O. Box 8600, Boston, MA 02266-8600.



Purchases by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank and Trust Company ("State Street Bank"), into federal funds. This is generally the next business day after State Street Bank receives the check.


DIRECTLY BY WIRE. To purchase Shares directly from Federated Securities Corp. by Federal Reserve wire, call the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $1,500. Subsequent investments must be in amounts of at least $100.

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WHAT SHARES COST


Shares are sold at their net asset value next determined after an order is received, plus a sales charge of 1% of the offering price (which is 1.01% of the net amount invested). Further, there is no sales charge for purchases of $1 million or more. In addition, no sales charge is imposed for Shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, or by sales representatives, Trustees, and employees of the Fund, Federated Advisers, and Federated Securities Corp., or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., their spouses and children under age 21, or any trusts or pension or profit-sharing plans for these persons. Unaffiliated institutions through whom Shares are purchased may charge fees for services provided which may be related to the ownership of Fund Shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to services provided, the fees charged for these services, and any restrictions and limitations imposed.



The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor



Day, Thanksgiving Day, and Christmas Day.


Under certain circumstances, described under "Redeeming Fortress Shares," shareholders may be charged a CDSC by the distributor at the time Shares are redeemed.


DEALER CONCESSION. For sales of Shares, the distributor will normally offer to pay dealers up to 100% of the sales charge retained by it. Any portion of the sales charge which is not paid to a broker/dealer will be retained by the distributor. However, from time to time, and at the sole discretion of the distributor, all or part of that portion may be paid to a dealer.



The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of Shares.



ELIMINATING/REDUCING THE SALES CHARGE



The sales charge can be reduced or eliminated on the purchase of Shares through:


    - quantity discounts and accumulated purchases;

    - signing a 13-month letter of intent;

    - using the reinvestment privilege;

    - purchases with proceeds from redemptions of unaffiliated investment companies; or

    - concurrent purchases.

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QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. There is no sales charge for purchases of $1 million or more. The Fund will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.



If an additional purchase of Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Shares having a current value at the public offering price of $900,000 and he purchases $100,000 more at the current public offering price, there will be no sales charge on the additional purchase. The Fund will also combine purchases for the purpose of reducing the CDSC imposed on some Share redemptions. For example, if a shareholder already owns Shares having a current value at public offering price of $1 million and purchases an additional $1 million at the current public offering price, the applicable CDSC would be reduced to .50% of those additional Shares. For more information on the levels of CDSCs and holding periods, see the section entitled "Contingent Deferred Sales Charge."



To receive the sales charge elimination and/or the CDSC reduction, Federated Securities Corp. must be notified by the shareholder in writing or by the shareholder's financial institution at the time the purchase is made that Shares are already owned or that purchases are being combined. The Fund will eliminate the sales charge and/or reduce the CDSC after it confirms the purchases.



LETTER OF INTENT. If a shareholder intends to purchase at least $1 million of Shares over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge elimination depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold 1.00% of the total amount intended to be purchased in escrow (in Shares) until such purchase is completed.



The 1.00% held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent, which must be $1 million or more of Shares, is not purchased. In this event, an appropriate number of escrowed Shares may be redeemed in order to realize the 1.00% sales charge.


This letter of intent also includes a provision for reductions in the CDSC and holding period depending on the amount actually purchased within the 13-month period. For more information on the various levels of CDSCs and holding periods, see the section entitled "Contingent Deferred Sales Charge."


This letter of intent will not obligate the shareholder to purchase Shares. The letter may be dated as of a prior date to include any purchases made within the past 90 days. Purchases within the prior 90 days may be used to fulfill the requirements of the letter of intent; however, the sales charge on prior purchases will not be adjusted to reflect a lower sales charge.



REINVESTMENT PRIVILEGE. If Shares have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to receive this elimination of the sales charge. If the shareholder redeems his Shares, there may be tax consequences.





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PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED INVESTMENT COMPANIES. Investors may purchase Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an investment company which was sold with a sales charge or commission and was not distributed by Federated Securities Corp. The purchase must be made within 60 days of the redemption, and Federated Securities Corp. must be notified by the investor in writing, or by his financial institution at the time the purchase is made.



CONCURRENT PURCHASES. For purposes of qualifying for a sales charge elimination, a shareholder has the privilege of combining concurrent purchases of two or more funds in the Fortress Investment Program, the purchase prices of which include a sales charge. For example, if a shareholder concurrently invested $400,000 in one of the other Fortress Funds and $600,000 in Shares, the sales charge would be eliminated. To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will eliminate the sales charge after it confirms the purchases.


SYSTEMATIC INVESTMENT PROGRAM



Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by Federated Services Company, plus the 1% sales charge for purchases under $1 million. A shareholder may apply for participation in this program through Federated Securities Corp. or his financial institution.


EXCHANGE PRIVILEGE


Shares in California Municipal Cash Trust or in other Fortress Funds may be exchanged for Shares at net asset value without a sales charge (if previously paid) or a CDSC. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold.



Shares in certain Federated Funds which are advised by subsidiaries or affiliates of Federated Investors may also be exchanged for Shares at net asset value. With the exception of exchanges into California Municipal Cash Trust and other Fortress Funds, such exchanges may be subject to a CDSC and possibly a sales charge.


Shareholders using this privilege must exchange shares having a net asset value which at least meets the minimum investment required for the fund into which the exchange is being made. Shareholders who desire to automatically exchange Shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. Further information on these exchange privileges is available by calling Federated Securities Corp. or the shareholder's financial institution.

Before a financial institution may request exchange by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept exchange by telephone must first be completed. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

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Exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending on the circumstances, a short-term or long-term capital gain or loss may be realized. Before making an exchange, a shareholder must receive a prospectus of the fund for which the exchange is being made.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested on the application or by contacting the Fund.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly statements are sent to report dividends paid during that month.




DIVIDENDS AND DISTRIBUTIONS


Dividends are declared daily and paid monthly. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested on payment dates in additional Shares at net asset value without a sales charge, unless shareholders request cash payments on the application or by writing to Federated Services Company.


Shares purchased through a financial institution, for which payment by wire is received by State Street Bank on the business day following the order, begin to earn dividends on the day the wire payment is received. Otherwise, Shares purchased by wire begin to earn dividends on the business day after wire payment is received by State Street Bank. Shares purchased by mail, or through a financial institution, if the financial institution's payment is by check, begin to earn dividends on the second business day after the check is received by Federated Services Company.

Shares earn dividends through the business day that proper written redemption instructions are received by Federated Services Company.

REDEEMING FORTRESS SHARES
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The Fund redeems Shares at their net asset value, less any applicable CDSC, next determined after Federated Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution or directly from the Fund by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption

                                       13

instructions to the Fund. The financial institution may charge customary fees and commissions for this service. If, at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

Before  a financial institution may request redemption by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept redemption requests by telephone must first be completed. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Directly by Mail," should be considered. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

DIRECTLY BY MAIL


Shareholders may also redeem Shares by sending a written request to Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600. This written request must include the shareholder's name, the Fund name and class of shares, the account number, and the share or dollar amount to be redeemed. Shares will be redeemed at their net asset value, less any applicable CDSC, next determined after the transfer agent receives the redemption request.



If share certificates have been issued, they should be sent by insured mail with the written request to: Federated Services Company, 500 Victory Road - 2nd Floor, North Quincy, MA 02171.




SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:


    - a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

    - a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;

    - a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

    - any other "eligible guarantor institution", as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.




RECEIVING PAYMENT. A check for the proceeds is mailed within seven days after receipt of proper written redemption instructions from a broker or from the shareholder.

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CONTINGENT DEFERRED SALES CHARGE

Shareholders redeeming Shares from their Fund accounts within certain time periods of the purchase date of those Shares will be charged a CDSC by the Fund's distributor of the lesser of the original price or the net asset value of the Shares redeemed as follows:



                                                 CONTINGENT DEFERRED
AMOUNT OF PURCHASE              SHARES HELD         SALES CHARGE
---------------------------  -----------------  ---------------------
Up to $1,999,999               4 years or less               1%
$2,000,000 to $4,999,999       2 years or less              50%
$5,000,000 or more              1 year or less             .25%






In instances in which Shares have been acquired in exchange for shares in other Fortress Funds, (i) the purchase price is the price of the shares when originally purchased and (ii) the time period during which the shares are held will run from the date of the original purchase. The CDSC will not be imposed on Shares acquired through the reinvestment of dividends or distributions of long-term capital gains. In computing the amount of CDSC for accounts with shares subject to a single holding period, if any, redemptions are deemed to have occurred in the following order: (1) Shares acquired through the reinvestment of dividends and long-term capital gains, (2) purchases of Shares occurring prior to the number of years necessary to satisfy the applicable holding period, and (3) purchases of Shares occurring within the current holding period. For accounts with Shares subject to multiple Share holding periods, the redemption sequence will be determined first, with reinvested dividends and long-term capital gains, and second, on a first-in, first-out basis.


The CDSC will not be imposed when a redemption results from a return from the death or disability of the beneficial owner. CDSCs are not charged in connection with exchanges of Shares for shares in California Municipal Cash Trust or shares in other Fortress Funds, or in connection with redemptions by the Fund of accounts with low balances. Shares of the Fund originally purchased through a bank trust department or investment adviser registered under the Investment Advisers Act of 1940, as amended are not subject to the CDSC to the extent that no payment was advanced for purchases made by or through such entities. A different CDSC will be charged when Shares purchased with the proceeds of a redemption of an unaffiliated mutual fund as described below are redeemed within one year of purchase.



The CDSC will not be imposed when a redemption results from a tax-free return under the following circumstances: (i) a total or partial distribution from a qualified plan, other than an IRA, Keogh Plan, or a custodial account, following retirement; (ii) a total or partial distribution from an IRA, Keogh Plan, or a custodial account, after the beneficial owner attains age 70 1/2; or (iii) from the death or permanent and total disability of the beneficial owner. The exemption from the CDSC for qualified plans, an IRA, Keogh Plan, or a custodial account does not extend to account transfers, rollovers, and other redemptions made for purposes of reinvestment.


SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive monthly or quarterly payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder; the minimum

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withdrawal amount is $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have invested at least $10,000 in the Fund (at current offering price).


A shareholder may apply for participation in this program through Federated Securities Corp. Due to the fact that Shares are sold with a sales charge, it is not advisable for shareholders to be purchasing Shares while participating in this program.


CDSCs are charged for Shares redeemed through this program within four years of their purchase dates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,500. This requirement does not apply, however, if the balance falls below $1,500 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

MUNICIPAL SECURITIES INCOME TRUST INFORMATION
--------------------------------------------------------------------------------




MANAGEMENT OF MUNICIPAL SECURITIES INCOME TRUST

BOARD OF TRUSTEES. Municipal Securities Income Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of Municipal Securities Income Trust and for exercising all of the powers of Municipal Securities Income Trust except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Trustees' responsibilities between meetings of the Board.

INVESTMENT ADVISER. Pursuant to an investment advisory contract with Municipal Securities Income Trust, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.


Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial



                                       16


public offerings; and prohibit taking profits on securities held for less than sixty days. Violation of the codes are subject to review by the Board of Trustees, and could result in severe penalties.


    ADVISORY FEES. The Adviser receives an annual investment advisory fee equal to .40 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver or reimbursement of expenses at any time in its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

    ADVISER'S BACKGROUND. Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the Trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son,
    J. Christopher Donahue, who is President and Trustee of Federated Investors.


    Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.



    J. Scott Albrecht has been the Fund's portfolio manager since March, 1995. Mr. Albrecht joined Federated Investors in 1989 and has been a Vice President of the Fund's investment adviser since October, 1994. Prior to this, Mr. Albrecht served as an Assistant Vice President of the Fund's investment adviser. From 1989 until 1991, Mr. Albrecht acted as an investment analyst. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Management from Carnegie Mellon University.



    Jonathan C. Conley has been the Fund's portfolio manager since its inception. Mr. Conley joined Federated Investors in 1979 and has been a Vice President of the Fund's investment adviser since 1982. Mr. Conley is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Virginia.



DISTRIBUTION OF FORTRESS SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

                                       17


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES. Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the Fund may pay to the distributor an amount, computed at an annual rate of
0.50 of 1% of the average daily net asset value of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution related support services as agents for their clients or customers.


The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.


In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25 of 1% of the average daily net asset value of Shares, computed at an annual rate, to obtain certain personal services for shareholders and for the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. Federated Securities Corp. will pay financial institutions, for distribution and/or administrative services, an amount equal to 1.00% of the offering price of the Shares acquired by their clients or customers on purchases up to $1,999,999, .50% of the offering price on purchases of $2,000,000 to $4,999,999, and .25% of the offering price on purchases of $5,000,000 or more. (This fee is in addition to the 1.00% sales charge on purchases of less than $1 million.)



Furthermore, in addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees at recreational-type facilities, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates, and not the Fund.


The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities

                                       18

described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:



              MAXIMUM                AVERAGE AGGREGATE DAILY NET ASSETS
         ADMINISTRATIVE FEE                OF THE FEDERATED FUNDS
        --------------------        ------------------------------------
            0.150 of 1%                  on the first $250 million
            0.125 of 1%                   on the next $250 million
            0.100 of 1%                   on the next $250 million
            0.075 of 1%             on assets in excess of $750 million





The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.


CUSTODIAN.    State  Street  Bank  and Trust  Company,  P.O.  Box  8600, Boston,
Massachusetts 02266-8600, is custodian for the securities and cash of the Fund.



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600, is transfer agent for the Shares of the Fund and dividend disbursing agent for the Fund.



INDEPENDENT AUDITORS.   The independent  auditors for  the Fund  are Deloitte  &
Touche LLP, Pittsburgh, Pennsylvania.


SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS




Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As of October 9, 1995, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned 40.70% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


                                       19

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series in the Trust entitled to vote.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of the Fund for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument that the Trust or its Trustees enter into or sign on behalf of the Fund.

In the unlikely event a shareholder of the Fund is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds, although tax-exempt interest will increase the taxable income of certain recipients of social security benefits. However, under the Tax Reform Act of 1986, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

                                       20

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds will become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item.
"Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional Shares. Information on the tax status of dividends and distributions is provided annually.

CALIFORNIA INCOME TAXES

Under existing California laws, distributions made by the Fund will not be subject to California individual income taxes provided that such distributions qualify as "exempt-interest dividends" under the California Revenue and Taxation Code, and provided further that at the close of each quarter, at least 50 percent of the value of the total assets of the Fund consists of obligations the interest on which is exempt from California taxation under either the
Constitution or laws of California or the Constitution or laws of the United States. The Fund will furnish its shareholders with a written note designating exempt-interest dividends within 60 days after the close of its taxable year. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to California individual income taxes.

Dividends of the Fund are not exempt from the California taxes payable by corporations.

OTHER STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from state income taxes in states other than California or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

                                       21

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From  time  to  time,  the  Fund   advertises  the  total  return,  yield,   and
tax-equivalent yield for Shares.

Total return represents the change, over a specific period of time, in the value of an investment in Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.


The  yield of  Shares is  calculated by dividing  the net  investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders. The performance information reflects the effect of the maximum sales charge and other similar non-recurring charges, such as the CDSC, which, if excluded, would increase the total return, yield, and tax-equivalent yield.



From time to time, advertisements for the Fund may refer to ratings, rankings and other information in certain financial publications and/or compare the Fund's performance to certain indices.


                                       22

CALIFORNIA MUNICIPAL INCOME FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1995
--------------------------------------------------------------------------------



PRINCIPAL                                                              CREDIT
  AMOUNT                                                              RATING*       VALUE
----------  -------------------------------------------------------  ----------  -----------
LONG-TERM MUNICIPAL SECURITIES
-------------------------------------------------------------------
            CALIFORNIA--97.3%
            -------------------------------------------------------
$  700,000  ABAG Finance Authority for Non-Profit Corporations,
            (Series 1995A1) Local Agency Revenue Bonds, 5.50% (CGIC
            INS)/(Original Issue Yield: 6.10%), 9/3/2012                Aaa      $   665,868
            -------------------------------------------------------
   625,000  California Educational Facilities Authority, Revenue
            Bonds (Series B), 6.60% (Loyola Marymount University),
            10/1/2022                                                    A1          638,638
            -------------------------------------------------------
   600,000  California Educational Facilities Authority, Revenue
            Bonds, 6.70% (Southwestern University)/(Original Issue
            Yield: 6.838%), 11/1/2024                                    A           622,866
            -------------------------------------------------------
   400,000  California Health Facilities Financing Authority,
            Revenue Bonds (Series A), 6.50% (Kaiser Permanente
            Medical Care Program)/(Original Issue Yield: 7.097%),
            12/1/2020                                                    AA          408,272
            -------------------------------------------------------
 2,000,000  California HFA, SFM Revenue Bonds (Series C), 6.75%,



            2/1/2025                                                    AA-        2,049,500
            -------------------------------------------------------
 1,300,000  California HFA, SFM Revenue Bonds (Series F-l), 7.00%,
            8/1/2026                                                    AA-        1,359,189
            -------------------------------------------------------
   500,000  California PCFA, PCR Revenue Bonds (Series B), 6.40%
            (Southern California Edison Co.)/(Original Issue Yield:
            6.55%), 12/1/2024                                           Aa3          507,250
            -------------------------------------------------------
   600,000  California Statewide Communities Development Authority,
            Revenue Certificates of Participation, 6.50% (Good
            Samaritan Health System)/(Cap MAC INS)/(Original Issue
            Yield: 6.53%), 5/1/2024                                     Aaa          622,362
            -------------------------------------------------------
   600,000  California Statewide Communities Development Authority,
            Revenue Certificates of Participation, 6.625% (St.
            Joseph Health System Group, CA)/(Original Issue Yield:
            6.674%), 7/1/2021                                            AA          629,490
            -------------------------------------------------------
   500,000  Chula Vista, CA IDA, Revenue Bonds (Series A), 6.40%
            (San Diego Gas & Electric)/(Original Issue Yield:
            6.473%), 12/1/2027                                          Aa3          504,795
            -------------------------------------------------------





                                       23

CALIFORNIA MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------



PRINCIPAL                                                              CREDIT
  AMOUNT                                                              RATING*       VALUE
----------  -------------------------------------------------------  ----------  -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
-------------------------------------------------------------------
            CALIFORNIA--CONTINUED
            -------------------------------------------------------
$1,500,000  Eden Township, CA Hospital District, Hospital Revenue
            Bonds, 7.40% (Original Issue Yield: 7.483%), 11/1/2019      BBB-     $ 1,501,230
            -------------------------------------------------------
 1,400,000  Foothill/Eastern Transportation Corridor Agency, CA,
            (Series 1995A) Senior Lien Toll Road Revenue Bonds,
            6.50% (Original Issue Yield: 6.78%), 1/1/2032               BBB-       1,382,528
            -------------------------------------------------------
   600,000  Los Angeles, CA Community Redevelopment Agency, Housing
            Revenue Refunding Bonds (Series A), 6.55% (AMBAC INS),
            1/1/2027                                                    Aaa          617,754
            -------------------------------------------------------
   200,000  Los Angeles, CA Community Redevelopment Financing
            Authority, Revenue Refunding Bonds (Series A)
            Proposition A Sales Tax, 5.90% (Grand Central Square
            Project, CA)/(Original Issue Yield: 6.00%), 12/1/2026        A           183,024
            -------------------------------------------------------
   700,000  Los Angeles, CA Regional Airport Improvement Corp, LA
            International Airport Lease Revenue Bonds, 6.50%



            (Laxfuel)/(FSA INS)/(Original Issue Yield: 6.90%),
            1/1/2032                                                    Aaa          712,243
            -------------------------------------------------------
   675,000  Santa Cruz, CA Sewer System, Secondary Wastewater
            Treatment Revenue Bonds (Series C), 6.25%, 11/1/2023         A           655,789
            -------------------------------------------------------
   300,000  Sequoia, CA Hospital District, Revenue Bonds, 5.375%
            (Original Issue Yield: 5.65%), 8/15/2023                     A           247,458
            -------------------------------------------------------
   700,000  University of California, Research Facilities Revenue
            Bonds (1995 Series B), 6.55%, 9/1/2024                       A-          699,993
            -------------------------------------------------------              -----------
                Total Long-Term Municipal Securities (IDENTIFIED
                COST, $13,733,615)                                               $14,008,249
            -------------------------------------------------------              -----------





                                       24

CALIFORNIA MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------



PRINCIPAL                                                              CREDIT
  AMOUNT                                                              RATING*       VALUE
----------  -------------------------------------------------------  ----------  -----------
            CALIFORNIA--CONTINUED
            -------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES
-------------------------------------------------------------------
            PUERTO RICO--1.0%
            -------------------------------------------------------
$  150,000  Puerto Rico Government Development Bank Weekly VRDNs
            (Credit Suisse, Zurich LOC)                                 A-1+     $   150,000
            -------------------------------------------------------              -----------
              Total Short-Term Municipal Securities (IDENTIFIED
              COST, $150,000)                                                    $   150,000
            -------------------------------------------------------              -----------
              Total Investments (IDENTIFIED COST $13,883,615 AT
              AMORTIZED COST)(A)                                                 $14,158,249
            -------------------------------------------------------              -----------
                                                                                 -----------





(a) The cost of investments for federal tax purposes amounts to $13,883,615. The unrealized appreciation of investments on a federal tax basis amounts to $274,634 which is comprised of $348,459 appreciation and $73,825 depreciation at August 31, 1995.

 * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of  investments are  shown as  a percentage  of net  assets
      ($14,400,089) at August 31, 1995.



The following acronyms are used throughout this portfolio:

AMBAC      --American Municipal Bond Assurance Corporation
CGIC       --Capital Guaranty Insurance Corporation
FSA        --Financial Security Assurance
HFA        --Housing Finance Authority
IDA        --Industrial Development Authority
INS        --Insurance
LOC        --Letter of Credit
PCFA       --Pollution Control Finance Authority
PCR        --Pollution Control Revenue
SFM        --Single Family Mortgage
VRDNs      --Variable Rate Demand Notes





(See Notes which are an integral part of the Financial Statements)

                                       25

CALIFORNIA MUNICIPAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1995
--------------------------------------------------------------------------------



ASSETS:
------------------------------------------------------------------
Total investments in securities, at value (identified and
tax cost $13,883,615)                                                $14,158,249
------------------------------------------------------------------
Cash                                                                      84,144
------------------------------------------------------------------
Income receivable                                                        200,607
------------------------------------------------------------------
Receivable for shares sold                                                13,524
------------------------------------------------------------------
Deferred expenses                                                          2,979
------------------------------------------------------------------   -----------
    Total assets                                                      14,459,503
------------------------------------------------------------------
LIABILITIES:
------------------------------------------------------------------
Income distribution payable                                $49,720
---------------------------------------------------------
Accrued expenses                                             9,694
---------------------------------------------------------  -------
    Total liabilities                                                     59,414
------------------------------------------------------------------   -----------
NET ASSETS for 1,421,430 shares outstanding                          $14,400,089
------------------------------------------------------------------   -----------
                                                                     -----------



NET ASSETS CONSIST OF:
------------------------------------------------------------------
Paid in capital                                                      $15,122,260
------------------------------------------------------------------
Net unrealized appreciation of investments                               274,634
------------------------------------------------------------------
Accumulated net realized loss on investments                            (996,805)
------------------------------------------------------------------   -----------
    Total Net Assets                                                 $14,400,089
------------------------------------------------------------------   -----------
                                                                     -----------
NET ASSET VALUE, Offering Price and Redemption Proceeds
Per Share:
------------------------------------------------------------------
Net Asset Value Per Share ($14,400,089 / 1,421,430 shares
outstanding)                                                         $     10.13
------------------------------------------------------------------   -----------
                                                                     -----------
Offering Price Per Share (100/99.00 of $10.13)*                      $     10.23
------------------------------------------------------------------   -----------
                                                                     -----------
Redemption Proceeds Per Share (99.00/100 of $10.13)**                $     10.03
------------------------------------------------------------------   -----------
                                                                     -----------






 * See "What Shares Cost."



** See "Contingent Deferred Sales Charge."


(See Notes which are an integral part of the Financial Statements)

                                       26

CALIFORNIA MUNICIPAL INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1995
--------------------------------------------------------------------------------



INVESTMENT INCOME:
----------------------------------------------------------------------------------------
Interest                                                                                   $ 936,548
----------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------
Investment advisory fee                                                        $  56,899
----------------------------------------------------------------------------
Administrative personnel and services fee                                        125,000
----------------------------------------------------------------------------
Custodian fees                                                                    43,419
----------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                          16,214
----------------------------------------------------------------------------
Directors'/Trustees' fees                                                            790
----------------------------------------------------------------------------
Auditing fees                                                                     13,521
----------------------------------------------------------------------------
Legal fees                                                                         2,659
----------------------------------------------------------------------------
Portfolio accounting fees                                                         15,311
----------------------------------------------------------------------------
Distribution services fee                                                         71,122
----------------------------------------------------------------------------
Shareholder services fee                                                          35,563
----------------------------------------------------------------------------



Share registration costs                                                          14,972
----------------------------------------------------------------------------
Printing and postage                                                               8,148
----------------------------------------------------------------------------
Insurance premiums                                                                 4,166
----------------------------------------------------------------------------
Taxes                                                                                137
----------------------------------------------------------------------------
Miscellaneous                                                                     12,148
----------------------------------------------------------------------------   ---------
    Total expenses                                                               420,069
----------------------------------------------------------------------------
Waivers and reimbursements--
----------------------------------------------------------------------------
  Waiver of investment advisory fee                                $ (56,899)
----------------------------------------------------------------
  Waiver of distribution services fee                                (68,277)
----------------------------------------------------------------
  Waiver of shareholder services fee                                  (2,847)
----------------------------------------------------------------
  Reimbursement of other operating expenses                         (214,426)
----------------------------------------------------------------   ---------
    Total waivers and reimbursements                                            (342,449)
----------------------------------------------------------------------------   ---------
      Net expenses                                                                            77,620
----------------------------------------------------------------------------------------   ---------
        Net investment income                                                                858,928
----------------------------------------------------------------------------------------   ---------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------
Net realized loss on investments                                                            (450,962)
----------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                         565,250
----------------------------------------------------------------------------------------   ---------
    Net realized and unrealized gain on investments                                          114,288
----------------------------------------------------------------------------------------   ---------
      Change in net assets resulting from operations                                       $ 973,216
----------------------------------------------------------------------------------------   ---------
                                                                                           ---------





(See Notes which are an integral part of the Financial Statements)

                                       27

CALIFORNIA MUNICIPAL INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                         YEAR ENDED AUGUST 31,
                                                        ------------------------
                                                           1995         1994
                                                        -----------  -----------
------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------
OPERATIONS--
------------------------------------------------------
Net investment income                                   $   858,928  $   848,723
------------------------------------------------------
Net realized gain (loss) on investments ($778,475 net
loss and $0, respectively, as computed for federal tax
purposes)                                                  (450,962)    (545,843)
------------------------------------------------------
Net change in unrealized appreciation (depreciation)        565,250     (926,760)
------------------------------------------------------  -----------  -----------
    Change in net assets resulting from operations          973,216     (623,880)
------------------------------------------------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS--
------------------------------------------------------
Distributions from net investment income                   (858,928)    (848,723)
------------------------------------------------------  -----------  -----------
SHARE TRANSACTIONS--
------------------------------------------------------



Proceeds from sale of shares                              3,113,093    9,167,860
------------------------------------------------------
Net asset value of shares issued to shareholders in
payment of distributions declared                           282,851      273,901
------------------------------------------------------
Cost of shares redeemed                                  (4,168,669)  (4,424,058)
------------------------------------------------------  -----------  -----------
    Change in net assets resulting from share
    transactions                                           (772,725)   5,017,703
------------------------------------------------------  -----------  -----------
        Change in net assets                               (658,437)   3,545,100
------------------------------------------------------
NET ASSETS:
------------------------------------------------------
Beginning of period                                      15,058,526   11,513,426
------------------------------------------------------  -----------  -----------
End of period                                           $14,400,089  $15,058,526
------------------------------------------------------  -----------  -----------
                                                        -----------  -----------






(See Notes which are an integral part of the Financial Statements)

                                       28

CALIFORNIA MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION

Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of five, non-diversified portfolios. The financial statements included herein are only those of California Municipal Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

    INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at prices provided by an independent pricing service.

    INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

    FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. At August 31, 1995, the Fund, for federal tax purposes, had a capital loss carryforward of $778,475, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:



  EXPIRATION
     YEAR       EXPIRATION AMOUNT
--------------  ------------------
     2003            $778,475






   Additionally, net capital losses of $218,330 attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year.


    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment

                                       29

CALIFORNIA MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
    for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


    CONCENTRATION OF CREDIT RISK--Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers in one state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 1995, 19.6% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit for any one institution or agency does not exceed 5.0% of total investments.


    DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from the Fund's commencement date.

    OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The  Declaration of Trust permits  the Trustees to issue  an unlimited number of
full  and  fractional  shares  of  beneficial  interest  (without  par   value).
Transactions in Fund shares were as follows:



                                                                            YEAR ENDED AUGUST
                                                                                   31,
                                                                           --------------------
                                                                             1995       1994
                                                                           ---------  ---------
-------------------------------------------------------------------------
Shares sold                                                                  320,931    848,498
-------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared            29,021     26,342
-------------------------------------------------------------------------
Shares redeemed                                                             (432,976)  (424,266)
-------------------------------------------------------------------------  ---------  ---------
    Net change resulting from Fund share transactions                        (83,024)   450,574
-------------------------------------------------------------------------  ---------  ---------
                                                                           ---------  ---------





(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .40 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion.

ADMINISTRATIVE  FEE--Federated  Administrative   Services  ("FAS"),  under   the
Administrative   Services  Agreement,  provides  the  Fund  with  administrative personnel and services. The FAS fee is based on

                                       30

CALIFORNIA MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.


DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to .50 of 1% of the average daily net assets of the Fund shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.


SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Fund for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive a portion of this fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses of $26,245 and start-up administrative services expenses of $54,398 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses and start-up administrative expenses during the five year period following effective date. For the period ended August 31, 1995, the Fund paid $5,249 and $10,880, respectively, pursuant to this agreement.

INTERFUND TRANSACTIONS--During the year ended August 31, 1995, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser, common Directors/Trustees, and/ or common officers. These transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $3,250,000 and $3,100,000, respectively.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

                                       31

CALIFORNIA MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1995, were as follows:



--------------------------------------------------------------------
PURCHASES                                                             $8,761,493
--------------------------------------------------------------------  ----------
SALES                                                                 $9,582,374
--------------------------------------------------------------------  ----------





                                       32

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

To the Board of Trustees of Municipal Securities Income Trust and Shareholders of California Municipal Income Fund:


We have audited the accompanying statement of assets and liabilities of California Municipal Income Fund (one of the portfolios comprising Municipal Securities Income Trust), including the portfolio of investments, as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1995 and 1994, and the financial highlights for each of the years in the three-year period ended August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on as test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of California Municipal Income Fund as of August 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
October 13, 1995


                                       33

ADDRESSES
--------------------------------------------------------------------------------



California Municipal Income Fund
              Fortress Shares                                    Federated Investors Tower
                                                                 Pittsburgh, Pennsylvania 15222-3779
-------------------------------------------------------------------------------------------

Distributor
              Federated Securities Corp.                         Federated Investors Tower
                                                                 Pittsburgh, Pennsylvania 15222-3779
-------------------------------------------------------------------------------------------

Investment Adviser
              Federated Advisers                                 Federated Investors Tower
                                                                 Pittsburgh, Pennsylvania 15222-3779
-------------------------------------------------------------------------------------------

Custodian
              State Street Bank and Trust Company                P.O. Box 8600
                                                                 Boston, Massachusetts 02266-8600
-------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
              Federated Services Company                         P.O. Box 8600
                                                                 Boston, Massachusetts 02266-8600
-------------------------------------------------------------------------------------------

Independent Auditors



              Deloitte & Touche LLP                              2500 One PPG Place
                                                                 Pittsburgh, Pennsylvania 15222-5401
-------------------------------------------------------------------------------------------






                                       34

--------------------------------------------------------------------------------
                                            CALIFORNIA MUNICIPAL
                                            INCOME FUND
                                            FORTRESS SHARES
                                            PROSPECTUS

                                           A Non-Diversified Portfolio of
                                           Municipal Securities Income
                                           Trust, An Open-End, Management
                                           Investment Company

                                           October 31, 1995

[LOGO]     FEDERATED SECURITIES CORP.
           Distributor
           A subsidiary of FEDERATED INVESTORS
           FEDERATED INVESTORS TOWER
           PITTSBURGH, PA 15222-3779
           CUSIP #625922109
           2092918A (10/95)                        [RECYCLED PAPER LOGO]



                        CALIFORNIA MUNICIPAL INCOME FUND
                                FORTRESS SHARES
               (A PORTFOLIO OF MUNICIPAL SECURITIES INCOME TRUST)
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Fortress Shares of California Municipal Income Fund (the "Fund") dated October 31, 1995. This Statement is not a prospectus itself. To receive a copy of the prospectus write or call the Fund.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                        Statement dated October 31, 1995














           FEDERATED SECURITIES
           CORP.

           Distributor
           A subsidiary of FEDERATED
           INVESTORS



GENERAL INFORMATION ABOUT THE FUND1        Conversion to Federal Funds    15
                                           Purchases by Sales Representatives,
INVESTMENT OBJECTIVE AND POLICIES1
                                             Fund
 Acceptable Investments          1           Trustees, and Employees      15
 When-Issued and Delayed                  DETERMINING NET ASSET VALUE     15
  Delivery Transactions          2
                                           Valuing Municipal Bonds        15
 Temporary Investments           2
                                           Use of Amortized Cost          15
 Portfolio Turnover              3
                                          REDEEMING FORTRESS SHARES       15
 Investment Limitations          3
 California Investment Risks     4         Redemption in Kind             15
MUNICIPAL SECURITIES INCOME TRUST         EXCHANGE PRIVILEGE              16
MANAGEMENT                       7
                                           Reduced Sales Charge           16
 Fund Ownership                 11         Requirements for Exchange      16
 Trustees Compensation          12         Tax Consequences               16
 Trustee Liability              12         Making An Exchange             16
INVESTMENT ADVISORY SERVICES    13        TAX STATUS                      16

 Adviser to the Fund            13         The Fund's Tax Status          16
 Advisory Fees                  13        TOTAL RETURN                    17
ADMINISTRATIVE SERVICES         13
                                          YIELD                           17
TRANSFER AGENT AND DIVIDEND
                                          TAX-EQUIVALENT YIELD            17
DISBURSING AGENT                13
                                           Tax-Equivalency Table          17
BROKERAGE TRANSACTIONS          14
                                          PERFORMANCE COMPARISONS         18
PURCHASING FORTRESS SHARES      14
                                          ABOUT FEDERATED INVESTORS       19
 Distribution Plan and Shareholder
                                          APPENDIX                        21
  Services Agreement            14



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Municipal Securities Income Trust (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 6, 1990. On September 16, 1992 (effective date October 31,
1992), the Board of Trustees (the "Trustees") approved changing the name of the Trust from Federated Municipal Income Trust to Municipal Securities Income Trust. Shares of the Fund are presently offered in one class known as Fortress Shares ("Shares").
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of California and California municipalities. The investment objective cannot be changed without approval of shareholders.
ACCEPTABLE INVESTMENTS
The Fund invests primarily in California municipal securities.
  CHARACTERISTICS
     The California municipal securities in which the Fund invests have the characteristics set forth in the prospectus. If ratings made by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch's Investors Service Inc. ("Fitch") change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.
  TYPES OF ACCEPTABLE INVESTMENTS
     Examples of California municipal securities include:



     ogovernmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality;
     omunicipal notes and tax-exempt commercial paper;
     oserial bonds;
     otax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes;
     obond anticipation notes sold in anticipation of the issuance of long-term bonds;
     opre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and ogeneral obligation bonds.
  PARTICIPATION INTERESTS
     The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).
  VARIABLE-RATE MUNICIPAL SECURITIES
     Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable-rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.
  MUNICIPAL LEASES
     The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors:
     owhether the lease can be terminated by the lessee;
     othe potential recovery, if any, from a sale of the leased property upon termination of the lease;
     othe lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects);
     othe likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); and



     oany credit enhancement or legal recourse provided upon an event of non-
      appropriation or other termination of the lease.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. TEMPORARY INVESTMENTS
The Fund may also invest in temporary investments during times of unusual market conditions for defensive purposes.
  REPURCHASE AGREEMENTS
     Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
From time to time, such as when suitable California municipal bonds are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in California municipal bonds and thereby reduce the Fund's yield.
  REVERSE REPURCHASE AGREEMENTS
     The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
     When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled.



PORTFOLIO TURNOVER
The Fund may trade or dispose of portfolio securities as considered necessary to meet its investment objective. For the fiscal years ended August 31, 1995 and 1994, the Fund's portfolio turnover rates were 63% and 63%, respectively. INVESTMENT LIMITATIONS
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate its assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge.
  UNDERWRITING
     The Fund will not underwrite any issue of securities except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
  INVESTING IN REAL ESTATE
     The Fund will not purchase or sell real estate although it may invest in municipal bonds secured by real estate, including limited partnership interests, or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except that it may acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or its Declaration of Trust.
  DEALING IN PUTS AND CALLS
     The Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.
  CONCENTRATION OF INVESTMENTS
     The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, i.e., repurchase agreements.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will not purchase securities of other investment companies except as part of a merger, consolidation, or other acquisition.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE FUND
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Fund or its investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in industrial development bonds where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.



  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in securities of issuers which invest in or sponsor such programs.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."
CALIFORNIA INVESTMENT RISKS
  LIMITS ON TAXING AND SPENDING AUTHORITY
     Developments in California which constrain the taxing and spending authority of California governmental entities could adversely affect the ability of such entities to meet their interest and/or principal payment obligations on securities they have issued or will issue. The following information constitutes only a brief summary and is not intended as a complete description.
     In 1978, a statewide referendum approved Proposition 13, an amendment to the California Constitution limiting both the valuation of real property for property tax purposes and the power of local taxing authorities to increase real property tax revenues. To provide revenue to local governments, legislation was enacted shortly thereafter providing for the redistribution to local governments of the state's then existing surplus in its General Fund, reallocation of revenues to local governments, and assumption by the state of certain local government obligations. More recent California legislation has, however, reduced state assistance payments to local governments and reallocated a portion of such payments to the state's General Fund. There can be no assurance that any particular level of state aid to local governments will be maintained in future years. The U.S. Supreme Court has accepted for review a case challenging the constitutionality of certain provisions of Proposition 13. The outcome of such litigation could substantially impact local property tax collections and the ability of state agencies, local governments and districts to make future payments on outstanding debt obligations.
     In 1979, California voters again amended the California Constitution, this time imposing an appropriations limit on the spending authority of certain state and local government entities. The state's appropriations limit is based on its 1978-1979 fiscal year authorizations to expend proceeds of taxes and is adjusted annually to reflect changes in cost of living and population and transfer of financial responsibility from one governmental unit to another. If a California governmental entity raises revenues beyond its appropriations limit, the excess must be returned to the entity's taxpayers within the two subsequent fiscal years, generally by a tax credit, refund, or temporary suspension of tax rates or fee schedules. These spending limitations do not, however, apply to the debt service on obligations existing or legally authorized as of January 1, 1979, or on bonded indebtedness thereafter approved by the voters.
     In 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a twothirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed,
     (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by the Proposition 13 amendment,
     (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985, be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the state of California.
     In September 1988, the California Court of Appeals in City of Westminster
     v. County of Orange held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985, and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is not possible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62.



     In November 1988, California voters approved Proposition 98. This initiative requires that (i) revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 4%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits to be annually increased for any such allocation made in the prior year.
     Proposition 98 also requires the state of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.
     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.
  RECENT ECONOMIC DEVELOPMENTS
     California experienced strong growth in the 1980s reflecting strong in-migration. The state has significant concentration in electronics, aerospace and non-electrical equipment. Declines in the aerospace and high technology sectors have been particularly severe. Unemployment at May, 1994 stood at 8.1% versus 5.9% for the nation. In spite of these concerns, California's economy is larger than most sovereign nations, with per capita income levels significantly higher than national averages.



     Despite signs of an improving economy, California continues to struggle with fiscal stress. The State's Fiscal 1995 Budget has not addressed fundamental structural imbalances. Debt levels remain significantly above other state levels. As a result of these concerns, Moody's, S&P, and Fitch downgraded the state's general obligation debt to an "A1", "A", and "A" rating, respectively.
     The Fund's concentration in securities issued by the state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; and the underlying fiscal condition of the state, its counties, and its municipalities. Reductions in state revenues and spending may also adversely affect the ratings of California's counties, municipalities, and other public financing authorities.


MUNICIPAL SECURITIES INCOME TRUST MANAGEMENT
Officers and Trustees are listed with their addresses, present positions with Municipal Securities Income Trust, and principal occupations.




John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Trust.


Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.



John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.






William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.




J. Christopher Donahue *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President and Trustee
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.




Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.






Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.




Peter E. Madden
70 Westcliff Road
Westin, MA
Birthdate:  March 16, 1942
Trustee
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.


Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  October 6, 1926
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.




John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.






Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.




Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.




Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Vice President and Treasurer
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; Vice President and Treasurer of the Funds.



David M. Taylor
Federated Investors Tower
Pittsburgh, PA
Birthdate:  January 13, 1947
Treasurer
Senior Vice President, Controller, and Trustee, Federated Investors; Controller, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Vice President, Federated Shareholder Services; Senior Vice President, Federated Administrative Services; Treasurer of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp. ; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Vice President and Secretary of the Funds.


     * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.



     @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.
As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Equity Funds; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 3-5 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust;; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Star Funds; The Starburst Funds; The Starburst Funds



II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.
FUND OWNERSHIP
Officers and Trustees own less than 1% of the outstanding Shares.
As of October 9,1995, the following shareholders of record owned 5% or more of the outstanding Shares of the Fund: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 588,952 Shares (40.70%) and BHC Securities Inc., Philadelphia, PA, owned approximately 76,507 Shares (5.29%).



TRUSTEES COMPENSATION


                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM          TOTAL COMPENSATION PAID
TRUST              TRUST*#          FROM FUND COMPLEX +


John F. Donahue  $ -0-     $ -0- for the Trust and
Trustee and Chairman          68 other investment companies in the Fund Complex
Thomas G. Bigley $141      $20,688 for the Trust and
Trustee                    49 other investment companies in the Fund Complex
John T. Conroy   $153      $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
William J. Copeland        $153    $117,202 for the Trust and



Trustee                    64 other investment companies in the Fund Complex
J. Christopher Donahue     $ -0-   $ -0- for the Trust and
Trustee and Exec. Vice Pres.       14 other investment companies in the Fund
                                    Complex

James E. Dowd    $153      $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.    $141    $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.    $153    $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Peter E. Madden  $124      $90,563 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Gregor F. Meyer  $141      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
John E. Murray, Jr.        $112    $ -0- for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Wesley W. Posvar $141      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex

Marjorie P. Smuts$141      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex


*Information is furnished for the fiscal year ended August 31, 1995.
#The aggregate compensation is provided for the Trust which is comprised of five portfolios.
+The information is provided for the last calendar year.



TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Federated Advisers (the "Adviser"). It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.
The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended August 31, 1995 and 1994, and for the period from December 2, 1992 (date of initial public investment) to August 31, 1993, the Adviser earned advisory fees of $56,899, $60,519 and $23,414, respectively, all of which were voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2.5% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1.5% per year of the remaining average net assets, the Adviser will reimburse the Trust for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this expense limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. Prior to March 1, 1994, Federated Administrative Services, Inc., also a subsidiary of Federated Investors, served as the Fund's administrator. (For purposes of this Statement of Additional Information, Federated Administrative Services and Federated Administrative Services, Inc., may hereinafter collectively be referred to as, the "Administrators.") For the fiscal years ended August 31, 1995 and 1994, the Administrators collectively earned $125,000 and $176,127, respectively, none of which was waived. For the period from December 2, 1992 (date of initial public investment) to August 31, 1993, Federated Administrative Services, Inc., earned $39,577, none of which was waived. Dr. Henry J. Gailliot, an officer of Federated Advisers, the Adviser to the Fund, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company serves as transfer agent and dividend disbursing agent for the Fund. The fee is based on the size, type, and number of accounts and transactions made by shareholders.
Federated Services Company also maintains the Fund's accounting records. The fee based on the level of the Fund's average net assets for the period plus out-of-pocket expenses.


BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include:
   o advice as to the advisability of investing in securities;
   o security analysis and reports;
   o economic studies;
   o industry studies;
   o receipt of quotations for portfolio evaluations; and
   o similar services.



The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
Research services provided by brokers may be used by the Adviser or by affiliates of Federated Investors in advising Federated Funds and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.
During the fiscal years ended August 31, 1995 and 1994, and for the period from December 2, 1992 (date of initial public investment) to August 31, 1993, the Fund paid no brokerage commissions.
PURCHASING FORTRESS SHARES

Except under certain circumstances described in the prospectus, Shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Shares is explained in the prospectus under "Investing in Fortress Shares."
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT
These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records;



processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Distribution Plan, the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.
Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the fiscal years ended August 31, 1995 and 1994, and for the period from December 2, 1992 (date of initial public investment) to August 31, 1993, payments in the amount of $71,122, $75,651 and $29,255, respectively, were made pursuant to the Distribution Plan. In addition, for the fiscal year ended August 31, 1995, payments in the amount of $35,563 were made pursuant to the Shareholder Services Agreement.


CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. State Street Bank and Trust Company ("State Street Bank") acts as the shareholder's agent in depositing checks and converting them to federal funds.
PURCHASES BY SALES REPRESENTATIVES, FUND TRUSTEES, AND EMPLOYEES
Trustees, employees, and sales representatives of the Fund, Federated Advisers, and Federated Securities Corp. or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp. and their spouses and children under 21, may buy Shares at net asset value without a sales charge. Shares may also be sold without a sales charge to trusts or pension or profit-sharing plans for these persons. These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated for Shares are described in the prospectus.
VALUING MUNICIPAL BONDS
The Trustees use an independent pricing service to determine the market value of municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.
USE OF AMORTIZED COST
The Trustees have decided that the fair value of debt securities authorized to be purchased by the Fund with remaining maturities of 60 days or less at the time of purchase, shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Executive Committee continually assesses this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Trustees.
REDEEMING FORTRESS SHARES

The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures and contingent deferred sales charges are explained in the prospectus under "Redeeming Fortress Shares." Although the Fund does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
REDEMPTION IN KIND
The Trust is obligated to redeem Shares solely in cash up to $250,000 or 1% of the respective class's net asset value, whichever is less, for any one shareholder within a 90-day period.
Any redemption beyond this amount will also be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way that net asset value is determined. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transactions costs.



EXCHANGE PRIVILEGE

Fund shareholders are allowed to exchange all or some of their Shares for shares in other Fortress Funds, California Municipal Cash Trust, or certain Federated Funds which are sold with a sales charge different from that of the Fund's or with no sales charge and which are advised by subsidiaries or affiliates of Federated Investors. These exchanges are made at net asset value plus the difference between the Fund's sales charge already paid and any sales charge of the fund into which the Shares are to be exchanged, if higher.
REDUCED SALES CHARGE
If a shareholder making such an exchange qualifies for a reduction or an elimination of the sales charge, the shareholder must notify Federated Securities Corp. or Federated Services Company in writing.
REQUIREMENTS FOR EXCHANGE
Shareholders using this privilege must exchange Shares having a net asset value which at least meets the minimum investment required for the fund into which the exchange is being made. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.
This privilege is available to shareholders residing in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund.
A shareholder may obtain further information on the exchange privilege and prospectuses for Fortress Funds, California Municipal Cash Trust, or certain Federated Funds by calling the Fund or his financial institution.



TAX CONSEQUENCES
Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a short or long-term capital gain or loss may be realized.
MAKING AN EXCHANGE
Instructions for exchanges for Fortress Funds, California Municipal Cash Trust, or certain Federated Funds must be given in writing by the shareholder. Written instructions may require a signature guarantee.
TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.
  CAPITAL GAINS
     Capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:
     othe availability of higher relative yields;



     odifferentials in market values;
     onew investment opportunities;
     ochanges in creditworthiness of an issuer; or oan attempt to preserve gains or limit losses.
Distributions of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned Shares. Any loss by a shareholder on Shares held for less than six months and sold after a capital gains distribution will be treated as a long-term capital loss to the extent of the capital gains distribution.
TOTAL RETURN

The Fund's average annual total returns for the one-year period ended August 31, 1995, and for the period from December 2, 1992 (date of initial public investment) to August 31, 1995, were 5.37% and 5.66%, respectively.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the offering price per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional Shares, assuming the monthly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price per Share or the offering price per Share of Shares redeemed.
YIELD

The Fund's yield for the thirty-day period ended August 31, 1995 was  5.98%.



The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.
TAX-EQUIVALENT YIELD

The Fund's tax-equivalent yield for the thirty-day period ended August 31, 1995 was 9.54%.
The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 28% tax rate and assuming that income is 100% tax-exempt.
TAX-EQUIVALENCY TABLE
The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal obligations in the Fund's portfolio generally remains free from federal regular income tax*, and the income taxes imposed by the State of California. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.





                         TAXABLE YIELD EQUIVALENT FOR 1995

                              State of California

                                    TAX BRACKET
    Combined Federal and State Tax Bracket:

              21.00%   37.30%    40.30%     46.00%49.60%
    50.60%

    Joint                     $1-                   $39,001-     $94,251-
             $143,601-         $256,501-                   OVER
    Return                39,000 94,250     143,600
    $256,500         $429,858                    $429,858

    Tax-Exempt Yield                                                  Taxable
    Yield Equivalent

     1.50%     1.90%    2.39%     2.51%      2.78%      2.98%        3.04%
     2.00      2.53     3.19      3.35       3.70        3.97        4.05
     2.50      3.16     3.99      4.19       4.63        4.96        5.06
     3.00      3.80     4.78      5.03       5.56        5.95        6.07
     3.50      4.43     5.58      5.86       6.48        6.94        7.09
     4.00      5.06     6.38      6.70       7.41        7.94        8.10
     4.50      5.70     7.18      7.54       8.33        8.93        9.11
     5.00      6.33     7.97      8.38       9.26        9.92       10.12
     5.50      6.96     8.77      9.21      10.19       10.91       11.13




    Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. If you itemize deductions, your taxable yield equivalent will be lower.
    The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.
    * Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.
PERFORMANCE COMPARISONS

The performance of Shares depends upon such variables as:
   o portfolio quality;
   o average portfolio maturity;
   o type of instruments in which the portfolio is invested;
   o changes in interest rates and market value of portfolio securities;
   o changes in the Fund's expenses; and
   o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.


Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
   o LEHMAN BROTHERS REVENUE BOND INDEX is a total return performance benchmark for the long-term, investment grade, revenue bond market. Returns and attributes for the index are calculated semi-monthly.
   o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "general municipal bond funds" category in advertising and sales literature.
   o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the sales charge.
ABOUT FEDERATED INVESTORS

Federated is dedicated to meeting investor needs which is reflected in its investment decision making -- structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.
In the municipal sector, as of December 31, 1994, Federated managed 18 bond funds with approximately $1.9 billion in assets and 18 money market funds with approximately $6.6 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities.
J. Thomas Madden, Executive Vice President, oversees Federated's equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated's domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated's international portfolios.
MUTUAL FUND MARKET
Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.*



*source:  Investment Company Institute


Federated Investors, through it subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL
Federated meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to theses institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
TRUST ORGANIZATIONS
Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios.
The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.
BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated mutual funds are available to consumers through major brokerage firms nationwide -- including 200 New York Stock Exchange firms -- supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.





APPENDIX

STANDARD & POOR'S RATINGS GROUP ("S&P") MUNICIPAL BOND RATINGS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
MOODY'S INVESTORS SERVICE, INC., ("MOODY'S") MUNICIPAL BOND RATINGS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA--Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR--Not rated by Moody's.
Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its generic rating category; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. FITCH INVESTORS SERVICE, INC. ("FITCH") LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.



AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
NR--NR indicates that Fitch does not rate the specific issue.
PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.
STANDARD & POOR'S RATINGS GROUP MUNICIPAL NOTE RATINGS
SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2--Satisfactory capacity to pay principal and interest.
MOODY'S INVESTORS SERVICE, INC., SHORT-TERM LOAN RATINGS
MIG1/VMIG1--This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.



MIG2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS DEFINITIONS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
MOODY'S INVESTORS SERVICE, INC., COMMERCIAL PAPER RATINGS
P-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. P-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.




NEW YORK MUNICIPAL INCOME FUND
(A PORTFOLIO OF MUNICIPAL SECURITIES INCOME TRUST)
FORTRESS SHARES

PROSPECTUS

The Fortress Shares of New York Municipal Income Fund (the "Fund") offered by this prospectus represent interests in a non-diversified portfolio of securities which is one of a series of investment portfolios in Municipal Securities Income Trust (the "Trust"), an open-end management investment company (a mutual fund). The investment objective of the Fund is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of New York and New York municipalities. The Fund invests primarily in a portfolio of New York municipal securities.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER

    Cusip #625922109
    2092918B (10/95)



GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Fortress Shares. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information for Fortress Shares dated October 31, 1995, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, which is in paper form only, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact your financial institution.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated October 31, 1995


TABLE OF CONTENTS



--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                           2
------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------


FORTRESS INVESTMENT PROGRAM                                                    3
------------------------------------------------------


INVESTMENT INFORMATION                                                         4
------------------------------------------------------

  Investment Objective                                                         4
  Investment Policies                                                          5
  New York Municipal Securities                                                7
  Investment Risks                                                             7
  Non-Diversification                                                          8
  Investment Limitations                                                       8

NET ASSET VALUE                                                                8
------------------------------------------------------




INVESTING IN FORTRESS SHARES                                                   8
------------------------------------------------------

  Share Purchases                                                              8
  Minimum Investment Required                                                  9
  What Shares Cost                                                             9

  Eliminating/Reducing the Sales Charge                                       10

  Systematic Investment Program                                               11
  Exchange Privilege                                                          12
  Certificates and Confirmations                                              12
  Dividends and Distributions                                                 12

REDEEMING FORTRESS SHARES                                                     13
------------------------------------------------------

  Through a Financial Institution                                             13
  Directly By Mail                                                            13
  Contingent Deferred Sales Charge                                            14
  Systematic Withdrawal Program                                               15
  Accounts with Low Balances                                                  15

MUNICIPAL SECURITIES INCOME TRUST
  INFORMATION                                                                 15
------------------------------------------------------



  Management of Municipal Securities
     Income Trust                                                             15
  Distribution of Fortress Shares                                             17
  Administration of the Fund                                                  18

SHAREHOLDER INFORMATION                                                       19
------------------------------------------------------

  Voting Rights                                                               19
  Massachusetts Partnership Law                                               19

TAX INFORMATION                                                               20
------------------------------------------------------

  Federal Income Tax                                                          20
  New York Taxes                                                              21
  Other State and Local Taxes                                                 21

PERFORMANCE INFORMATION                                                       21
------------------------------------------------------

FINANCIAL STATEMENTS                                                          23
------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                                  33
------------------------------------------------------

ADDRESSES                                                                     34



------------------------------------------------------


SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------



                                                       FORTRESS SHARES
                                              SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)..........................       1.00%
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)..................................................................       None
Contingent Deferred Sales Charge (as a percentage of original purchase price
  or redemption proceeds, as applicable) (1)...........................................................       1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable).....................................       None
Exchange Fee...........................................................................................       None
                                                  ANNUAL OPERATING EXPENSES
                                           (As a percentage of average net assets)
Management Fee (after waiver) (2)......................................................................       0.00%
12b-1 Fee (after waiver) (3)...........................................................................       0.02%
Total Other Expenses (after expense reimbursement).....................................................       0.98%
    Shareholder Services Fee (after waiver) (4)................................................   0.23%
Total Operating Expenses (5)...........................................................................       1.00%




------------

(1) The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the net asset value of shares redeemed within four years of their purchase date. For a more complete description see "Contingent Deferred Sales Charge."
(2) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.
(3) The maximum 12b-1 fee is 0.50%.
(4) The maximum shareholder services fee is 0.25%.
(5) The total operating expenses in the table above are based on expenses expected during the fiscal year ending August 31, 1996. The total operating expenses were 0.59% for the fiscal year ended August 31, 1995 and would have been 2.33% absent the voluntary waivers of the management fee, the 12b-1 fee and the shareholder services fee and the voluntary reimbursement of certain other operating expenses.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Fortress Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Fortress Shares" and "Municipal Securities Income Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.
    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.




EXAMPLE                                                                   1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period........................     $30        $53        $65       $131
You would pay the following expenses on the
  same investment, assuming no redemption..............................     $20        $42        $65       $131






    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


NEW YORK MUNICIPAL INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Independent Auditors' Report on page 33.



                                                                                         YEAR ENDED AUGUST 31,
                                                                                     1995       1994       1993(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                               $   10.10  $   10.92   $    10.04
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------
  Net investment income                                                                 0.57       0.57         0.44
---------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                0.03      (0.82)        0.88
---------------------------------------------------------------------------------  ---------  ---------   ----------
  Total from investment operations                                                      0.60      (0.25)        1.32
---------------------------------------------------------------------------------  ---------  ---------   ----------
LESS DISTRIBUTIONS
---------------------------------------------------------------------------------
  Distributions from net investment income                                             (0.57)     (0.57)       (0.44)
---------------------------------------------------------------------------------  ---------  ---------   ----------
NET ASSET VALUE, END OF PERIOD                                                     $   10.13  $   10.10   $    10.92
---------------------------------------------------------------------------------  ---------  ---------   ----------
TOTAL RETURN (B)                                                                        6.41%     (2.31%)      13.38%
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------
  Expenses                                                                              0.59%      0.39%        0.25%(c)
---------------------------------------------------------------------------------
  Net investment income                                                                 5.94%      5.49%        5.53%(c)



---------------------------------------------------------------------------------
  Expense waiver/reimbursement (d)                                                      1.74%      2.07%        1.91%(c)
---------------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                            $21,600    $23,152      $14,495
---------------------------------------------------------------------------------
  Portfolio turnover                                                                      55%        37%           0%
---------------------------------------------------------------------------------





(a) Reflects operations for the period from December 2, 1992 (date of initial public investment) to August 31, 1993.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


(c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's annual report dated August 31, 1995, which can be obtained free of charge.

GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 6, 1990. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees ("Trustees") has established one class of shares, known as Fortress Shares ("Shares").

Shares of the Fund are designed for customers of financial institutions such as broker/dealers, banks, fiduciaries, and investment advisers as a convenient means of accumulating an interest in a professionally managed, non-diversified portfolio investing primarily in New York municipal securities. A minimum initial investment of $1,500 is required. Subsequent investments must be in amounts of at least $100. The Fund is not likely to be a suitable investment for non-New York taxpayers or retirement plans since New York municipal securities are not likely to produce competitive after-tax yields for such persons and entities when compared to other investments.


Except as otherwise noted in this prospectus, Shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value. However, a contingent deferred sales charge ("CDSC") is imposed on certain Shares, other than Shares purchased through reinvestment of dividends, which are redeemed within one to four years of their purchase dates. Fund assets may be used in connection with the distribution of Shares.


FORTRESS INVESTMENT PROGRAM
--------------------------------------------------------------------------------


This class of shares is a member of a family of funds, collectively known as the Fortress Investment Program. The other funds in the Program are:




      . American Leaders Fund, Inc., providing growth of capital and income through high-quality stocks;

      . California Municipal Income Fund, providing current income exempt from federal regular income tax and California personal income taxes;

      . Fortress Adjustable Rate U.S. Government Fund, Inc., providing current income with volatility of principal which is lower than investment companies investing primarily in fixed-rate mortgage securities.

      . Fortress Bond Fund, providing current income primarily through high-quality corporate debt;

      . Fortress Municipal Income Fund, Inc., providing a high level of current income generally exempt from federal regular income tax by investing primarily in a diversified portfolio of municipal bonds;

      . Fortress Utility Fund, Inc., providing high current income and moderate appreciation primarily through equity and debt securities of utility companies;

      . Government Income Securities, Inc., providing current income through long-term U.S. government securities;

      . Liberty Equity Income Fund, Inc., an equity fund investing primarily in stocks which have a history of regular dividends;



      . Limited Term Fund, providing a high level of current income consistent with minimum fluctuation in principal value;

      . Limited Term Municipal Fund, providing a high level of current income which is exempt from federal regular income tax consistent with the preservation of capital;

      . Money Market Management, Inc., providing current income consistent with stability of principal through high-quality money market instruments;

      . Ohio Municipal Income Fund, providing current income exempt from federal regular income tax and Ohio personal taxes;

      . Strategic Income Fund, providing high current income through investing in domestic corporate debt obligations, U.S. government securities, and foreign government and corporate debt obligations; and

      . World Utility Fund, providing total return by investing primarily in securities issued by domestic and foreign companies in the utilities industry.Each of the funds may also invest in certain other types of securities as described in each fund's prospectus.


Each of the funds may also invest in certain other types of securities as described in each fund's prospectus.

The Fortress Investment Program provides flexibility and diversification for an investor's long-term investment planning. It enables an investor to meet the challenges of changing market conditions by offering convenient exchange privileges which give access to various investment vehicles, and by providing the investment services of a proven, professional investment adviser.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of New York and New York municipalities. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.


Under normal circumstances, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and the personal income taxes imposed by the state of New York and New York municipalities. Interest income of the Fund that is exempt from the income taxes described above retains its exempt status when distributed to the Fund's shareholders. Income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than New York.


INVESTMENT POLICIES




The Fund pursues its investment objective by investing primarily in securities which are exempt from federal regular income tax and personal income taxes imposed by the State of New York and New York municipalities. At least 65% of the value of the Fund's total assets will be invested in obligations issued by or on behalf of the state of New York, its political subdivisions, or agencies. Unless indicated otherwise, investment policies of the Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

ACCEPTABLE INVESTMENTS. The securities in which the Fund invests include:

      . obligations issued by or on behalf of the state of New York, its political subdivisions, or agencies;

      . debt obligations of any state, territory, or possession of the United
        States, including the District of Columbia, or any political subdivision of any of these; and

      . participation interests, as described below, in any of the above obligations, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Fund and/or the investment adviser to the Fund, exempt from both federal regular income tax and the personal income tax imposed by the state of New York and New York municipalities.

The prices of fixed income securities fluctuate inversely to the direction of interest rates.





CHARACTERISTICS. The New York municipal securities which the Fund buys are investment grade bonds rated Aaa, Aa, A, or Baa by Moody's Investors Service Inc., ("Moody's"), or AAA, AA, A, or BBB by Standard & Poor's Ratings Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch") Bonds rated "BBB" by S&P or Fitch or "Baa" by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. In certain cases the Fund's adviser may choose bonds which are unrated if it judges the bonds to have the same characteristics as the investment grade bonds described above. If a bond is rated below investment grade according to the characteristics set forth here after the Fund has purchased it, the Fund is not required to drop the bond from the portfolio, but will consider appropriate action. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.


PARTICIPATION INTERESTS. The Fund may purchase participation interests from financial institutions such as commercial banks, savings and loan associations, and insurance companies. These participation interests give the Fund an undivided interest in New York municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Trustees of the Trust will determine that participation interests meet the prescribed quality standards for the Fund.



VARIABLE RATE MUNICIPAL SECURITIES. Some of the New York municipal securities which the Fund purchases may have variable interest rates. Variable interest rates are ordinarily based on a published interest rate, interest rate index, or a similar standard, such as the 91-day U.S. Treasury bill rate. Many variable rate municipal securities are subject to payment of principal on demand by the Fund in not more than seven days. All variable rate municipal securities will meet the quality standards for the Fund. The Fund's investment adviser has been instructed by the Trustees to monitor the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by the Fund on the basis of published financial information and reports of the rating agencies and other analytical services.

MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate on any of the above. Lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. In the event of failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

RESTRICTED SECURITIES. The Fund may invest up to 10% of its total assets in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction upon resale under federal securities laws. To the extent these securities are deemed to be illiquid, the Fund will also limit its purchases, together with other securities considered to be illiquid, to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

TEMPORARY INVESTMENTS. Under normal circumstances, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and the personal income taxes imposed by the state of New York and New York municipalities. This policy cannot change without shareholder approval. However, from time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term non-New York municipal tax-exempt obligations or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements (arrangements in which the organization selling the Fund a bond or temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments. However, the investment adviser will limit temporary investments to those rated within the investment grade categories described under "Acceptable Investments--Characteristics" (if rated) or (if unrated) those which the investment adviser judges to have the same characteristics as such investment grade securities.

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax or personal income taxes imposed by the state of New York or New York municipalities.

NEW YORK MUNICIPAL SECURITIES

New York municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

New York municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on New York municipal securities depend on a variety of factors, including, but not limited to: the general conditions of the short-term municipal note market and the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the state or city of New York could impact the Fund's portfolio. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of New York municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Investing in New York municipal securities which meet the Fund's quality standards may not be possible if the state and city of New York do not maintain their current credit ratings.

A further discussion of the risks of a portfolio which invests largely in New York municipal securities is contained in the Statement of Additional Information.

NON-DIVERSIFICATION

The Fund is a non-diversified investment portfolio. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio of securities because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio.

Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.

The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This undertaking requires that at the end of each quarter of the taxable year: (a) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer and (b) no more than 25% of its total assets are invested in the securities of a single issuer.

INVESTMENT LIMITATIONS




The Fund will not borrow money directly through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval. The following limitation, however, can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not invest more than 5% of its total assets in industrial development bonds when the payment of principal and interest is the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

NET ASSET VALUE
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The Fund's net asset value per Share fluctuates. It is determined by dividing the sum of the market value of all securities and all other assets, less liabilities, by the number of Shares outstanding.

INVESTING IN FORTRESS SHARES
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SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased through an investment dealer who has a sales agreement with the distributor, Federated Securities Corp. or directly from the distributor, Federated Securities Corp., either by mail or by wire, once an account has been established. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.


The financial institution which maintains investor accounts with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the CDSC (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods (see "Supplemental Payments to Financial Institutions").


DIRECTLY BY MAIL. To purchase Shares by mail directly from Federated Securities Corp. once an account has been established:

      . complete and sign the new account form available from the Fund;

      . enclose a check made payable to New York Municipal Income Fund--Fortress
        Shares; and


      . send both to the Fund's transfer agent, Federated Services, P.O. Box
        8600, Boston, MA 02266-8600.


Purchases by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank into federal funds. This is generally the next business day after State Street Bank receives the check.

DIRECTLY BY WIRE. To purchase Shares directly from Federated Securities Corp. by Federal Reserve Wire, call the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire.

MINIMUM INVESTMENT REQUIRED



The minimum initial investment in Shares is $1,500. Subsequent investments must be in amounts of at least $100.

WHAT SHARES COST


Shares are sold at their net asset value next determined after an order is received, plus a sales charge of 1% of the offering price (which is 1.01% of the net amount invested). Further, there is no sales charge for purchases of $1 million or more. In addition, no charge load is imposed for Shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, or by sales representatives, Trustees, and employees of the Fund, Federated Advisers, and Federated Securities Corp., or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., their spouses and children under age 21, or any trusts or pension or profit-sharing plans for these persons.


Unaffiliated institutions through whom Shares are purchased may charge fees for services provided which may be related to the ownership of Fund Shares. This prospectus should, therefore, be read together with any agreement between customer and institution with regard to services provided, the fees charged for these services, and any restrictions and limitations imposed.


The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday,



except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


Under certain circumstances, described under "Redeeming Fortress Shares," shareholders may be charged a CDSC by the distributor at the time Shares are redeemed.


DEALER CONCESSION. For sales of Shares, the distributor will normally offer to pay dealers up to 100% of the sales charge retained by it. Any portion of the sales charge which is not paid to a broker/dealer will be retained by the distributor. However, from time to time, and at the sole discretion of the distributor, all or part of that portion may be paid to a dealer.

The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of Shares.

ELIMINATING/REDUCING THE SALES CHARGE

The sales charge can be reduced or eliminated on the purchase of Shares through:





      . quantity discounts and accumulated purchases;

      . signing a 13-month letter of intent;

      . using the reinvestment privilege; or

      . concurrent purchases.


QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. There is no sales charge for purchases of $1 million or more. The Fund will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.

If an additional purchase of Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Shares having a current value at the public offering price of $900,000 and he purchases $100,000 more at the current public offering price, there will be no sales charge on the additional purchase. The Fund will also combine purchases for the purpose of reducing the CDSC imposed on some Share redemptions. For example, if a shareholder already owns Shares having a current value at public offering price of $1 million and purchases an additional $1 million at the current public offering price, the applicable CDSC would be reduced to .50% of those additional Shares. For more information on the levels of CDSCs and holding periods, see the section entitled "Contingent Deferred Sales Charge."



To receive the sales charge elimination and/or the CDSC reduction, Federated Securities Corp. must be notified by the shareholder in writing or by their financial institution at the time the purchase is made that Shares are already owned or that purchases are being combined. The Fund will eliminate the sales charge and/or reduce the CDSC after it confirms the purchases.

LETTER OF INTENT. If a shareholder intends to purchase at least $1 million of Shares over the next 13 months, the sales charge may be eliminated by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge elimination depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold 1.00% of the total amount intended to be purchased in escrow (in Shares) until such purchase is completed.

The 1.00% held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent, which must be $1 million or more of Shares, is not purchased. In this event, an appropriate number of escrowed Shares may be redeemed in order to realize the 1.00% sales charge.


This letter of intent also includes a provision for reductions in the CDSC and holding period depending on the amount actually purchased within the 13 month period. For more information on the various levels of CDSCs and holding periods, see the section entitled "Contingent Deferred Sales Charge."


This letter of intent will not obligate the shareholder to purchase Shares. This letter may be dated as of a prior date to include any purchases made within the past 90 days purchases within the prior 90 days may be used to fulfill the requirements of the letter of intent; however, the sales charge on prior purchases will not be adjusted to reflect a lower sales charge.

REINVESTMENT PRIVILEGE. If Shares have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to receive this elimination of the sales charge. If the shareholder redeems his Shares, there may be tax consequences.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge elimination, a shareholder has the privilege of combining concurrent purchases of two or more funds in the Fortress Investment Program, the purchase prices of which include a sales charge. For example, if a shareholder concurrently invested $400,000 in one of the other Fortress Funds and $600,000 in Shares, the sales charge would be eliminated. To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will eliminate the sales charge after it confirms the purchases.


SYSTEMATIC INVESTMENT PROGRAM


Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by Federated Services Company, plus the 1% sales charge for purchases under $1 million. A shareholder may apply for participation in this program through Federated Securities Corp. or his financial institution.


EXCHANGE PRIVILEGE


Shares in New York Municipal Cash Trust or in other Fortress Funds may be exchanged for Shares at net asset value without a sales charge (if previously paid) or a CDSC. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold.

Shares in certain Federated Funds which are advised by subsidiaries or affiliates of Federated Investors may also be exchanged for Shares at net asset value. With the exception of exchanges into New York Municipal Cash Trust and other Fortress Funds, such exchanges may be subject to a CDSC and possibly a sales charge.


Shareholders using this privilege must exchange shares having a net asset value which at least meets the minimum investment required for the fund into which the exchange is being made. Shareholders who desire to automatically exchange Shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. Further information on these exchange privileges is available by calling Federated Securities Corp. or the shareholder's financial institution.

Before a financial institution may request exchange by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept exchange by telephone must first be completed. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending on the circumstances, a short-term or long-term capital gain or loss may be realized. Before making an exchange, a shareholder must receive a prospectus of the fund for which the exchange is being made.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested on the application or by contacting the Fund.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly statements are sent to report dividends paid during the month.

DIVIDENDS AND DISTRIBUTIONS


Dividends are declared daily and paid monthly. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested on payment dates in additional Shares at net asset value without a sales charge, unless shareholders request cash payments on the application or by writing to Federated Services Company.


Shares purchased through a financial institution, for which payment by wire is received by State Street Bank on the business day following the order, begin to earn dividends on the day the wire payment is received. Otherwise, Shares purchased by wire begin to earn dividends on the business day after wire payment is received by State Street Bank. Shares purchased by mail, or through a financial institution, if the financial institution's payment is by check, begin to earn dividends on the second business day after the check is received by Federated Services Company.

Shares earn dividends through the business day that proper written redemption instructions are received by Federated Services Company.

REDEEMING FORTRESS SHARES
--------------------------------------------------------------------------------

The Fund redeems Shares at their net asset value, less any applicable CDSC, next determined after Federated Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution or directly from the Fund by written request.



THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service. If, at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

Before a financial institution may request redemption by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept redemption requests by telephone must first be completed. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Directly By Mail," should be considered. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

DIRECTLY BY MAIL





Shareholders may also redeem Shares by sending a written request to Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600. This written request must include the shareholder's name, the Fund name and class of shares, the account number, and the share or dollar amount to be redeemed. Shares will be redeemed at their net asset value, less any applicable CDSC, next determined after the transfer agent receives the redemption request.

If share certificates have been issued, they should be sent by insured mail with the written request to: Federated Services Company, 500 Victory Road--2nd Floor, North Quincy, MA 02171.


SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

      . a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

      . a member of the New York, American, Boston, Midwest, or Pacific Stock
        Exchanges;

      . a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

      . any other "eligible guarantor institution", as defined in the Securities
        Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT. A check for the proceeds is mailed within seven days after receipt of proper written redemption instructions from a broker or from the shareholder.

CONTINGENT DEFERRED SALES CHARGE

Shareholders redeeming Shares from their Fund accounts within certain time periods of the purchase date of those Shares will be charged a CDSC by the Fund's distributor of the lesser of the original price or the net asset value of the Shares redeemed as follows:



                                                                   CONTINGENT DEFERRED
            AMOUNT OF PURCHASE                 SHARES HELD            SALES CHARGE
Up to $1,999,999..........................    4 years or less                  1%
$2,000,000 to $4,999,999..................    2 years or less                .50%
$5,000,000 or more........................     1 year or less                .25%





In instances in which Shares have been acquired in exchange for shares in other Fortress Funds, (i) the purchase price is the price of the shares when originally purchased and (ii) the time period during which the shares are held will run from the date of the original purchase. The CDSC will not be imposed on Shares acquired through the reinvestment of dividends or distributions of long-term capital gains. In computing the amount of CDSC for accounts with shares subject to a single holding period, if any, redemptions are deemed to have occurred in the following order: (1) Shares acquired through the reinvestment of dividends and long-term capital gains, (2) purchases of Shares occurring prior to the number of years necessary to satisfy the applicable holding period, and (3) purchases of Shares occurring within the current holding period. For accounts with Shares subject to multiple Share holding periods, the redemption sequence will be determined first, with reinvested dividends and long-term capital gains, and second, on a first-in, first-out basis.


The CDSC will not be imposed when a redemption results from a return from the death or disability of the beneficial owner. CDSCs are not charged in connection with exchanges of Shares for shares in New York Municipal Cash Trust or shares in other Fortress Funds, or in connection with redemptions by the Fund of accounts with low balances. Shares of the Fund originally purchased through a bank trust department or investment adviser registered under the Investment Advisers Act of 1940, as amended, are not subject to the CDSC to the extent that no payment was advanced for purchases made by or through such entities.





SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive monthly or quarterly payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder; the minimum withdrawal amount is $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have invested at least $10,000 in the Fund (at current offering price).


A shareholder may apply for participation in this program through Federated Securities Corp. Due to the fact that Shares are sold with a sales charge, it is not advisable for shareholders to be purchasing Shares while participating in this program.


CDSCs are charged for Shares redeemed through this program within four years of their purchase dates.

ACCOUNTS WITH LOW BALANCES




Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,500. This requirement does not apply, however, if the balance falls below $1,500 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

MUNICIPAL SECURITIES INCOME TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF MUNICIPAL SECURITIES INCOME TRUST

BOARD OF TRUSTEES. Municipal Securities Income Trust is managed by a Board of Trustees. The Board of Trustees are responsible for managing the business affairs of Municipal Securities Income Trust and for exercising all of the powers of Municipal Securities Income Trust except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Trustees' responsibilities between meetings of the Board.

INVESTMENT ADVISER. Pursuant to an investment advisory contract with Municipal Securities Income Trust (the "Adviser"), investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments, for which it receives an annual fee from the Fund.




Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violation of the codes are subject to review by the Board of Trustees, and could result in severe penalties.


     ADVISORY FEES. The Fund's Adviser receives an annual investment advisory fee equal to .40 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can modify or terminate this voluntary waiver of expenses at any time at its sole discretion. The Adviser can terminate this voluntary waiver or reimbursement of expenses at any time at its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

     ADVISER'S BACKGROUND. Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the Trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


     Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.

     J. Scott Albrecht has been the Fund's portfolio manager since March, 1995. Mr. Albrecht joined Federated Investors in 1989 and has been a Vice President of the Fund's investment adviser since October, 1994. Prior to this, Mr. Albrecht served as an Assistant Vice President of the

     Fund's investment adviser. From 1989 until 1991, Mr. Albrecht acted as an investment analyst. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Management from Carnegie Mellon University.

     Jonathan C. Conley has been the Fund's portfolio manager since its inception. Mr. Conley joined Federated Investors in 1979 and has been a



     Vice President of the Fund's investment adviser since 1982. Mr. Conley is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Virginia.


DISTRIBUTION OF FORTRESS SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES. Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the Fund may pay to the distributor an amount, computed at an annual rate of 0.50 of 1% of the average daily net asset value of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution related support services as agents for their clients or customers.


The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.


In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25 of 1% of the average daily net asset value of Shares, computed at an annual rate, to obtain certain personal services for shareholders and for the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. Federated Securities Corp. will pay financial institutions, for distribution and/or administrative services, an amount equal to 1.00% of the offering price of the Shares acquired by their clients or customers on purchases up to $1,999,999, .50% of the offering price on purchases of $2,000,000 to $4,999,999, and .25% of the offering price on purchases of $5,000,000 or more. (This fee is in addition to the 1.00% sales charge on purchases of less than $1 million.)

Furthermore, in addition to payments made pursuant to the Distribution Plan and



Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees at recreational-type facilities, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates, and not the Fund.


The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATION OF THE FUND



ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:



        MAXIMUM                AVERAGE AGGREGATE DAILY NET
  ADMINISTRATIVE FEE          ASSETS OF THE FEDERATED FUNDS
        0.150 of 1%             on the first $250 million
        0.125 of 1%              on the next $250 million
        0.100 of 1%              on the next $250 million
        0.075 of 1%        on assets in excess of $750 million





The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.


CUSTODIAN. State Street Bank and Trust Company, P.O. Box 8600, Boston, Massachusetts 02266-8600, is custodian for the securities and cash of the Fund.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600, is transfer agent for the Shares of the Fund and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS. The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, Pennsylvania.


SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS


Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that in matters affecting only a particular fund, only shares of that fund are entitled to vote. As of October 9, 1995, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned 48.01% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust entitled to vote.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of the Fund for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument that the Trust or its Trustees enter into or sign on behalf of the Fund.

In the unlikely event a shareholder of the Fund is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds, although tax-exempt interest will increase the taxable income of certain recipients of social security benefits. However, under the Tax Reform Act of 1986, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.



The alternative minimum tax, up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds will become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.




Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

NEW YORK TAXES

Under existing New York laws, distributions made by the Fund will not be subject to New York State or New York City personal income taxes to the extent that such distributions qualify as "exempt-interest dividends" under the Code, and represent interest income attributable to obligations of the State of New York and its political subdivisions, as well as certain other obligations, the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of the Commonwealth of Puerto Rico. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to New York State and New York City personal income taxes.

The Fund cannot predict in advance the exact portion of its dividends that will be exempt from New York State and New York City personal income taxes. However, the Fund will report to shareholders at least annually what percentage of the dividends it actually paid is exempt from such taxes.

Dividends paid by the Fund are exempt from the New York City unincorporated business tax to the extent that they are exempt from the New York City personal income tax.

Dividends paid by the Fund are not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions.

OTHER STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from regular state income taxes in states other than New York or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises the total return, yield, and tax-equivalent yield for Shares.

Total return represents the change, over a specific period of time, in the value of an investment in Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.


The performance information reflects the effect of the maximum sales charge and other similar non-recurring changes, such as the CDSC, which, if excluded, would increase the total return, yield, and tax-equivalent yield.

From time to time, advertisements for the Fund may refer to ratings, rankings and other information in certain financial publications and/or compare the Fund's performance to certain indices.



NEW YORK MUNICIPAL INCOME FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1995
--------------------------------------------------------------------------------



 PRINCIPAL                                                                              CREDIT
   AMOUNT                                                                               RATING*        VALUE
------------  ----------------------------------------------------------------------  -----------  --------------
LONG-TERM MUNICIPAL SECURITIES--102.0%
------------------------------------------------------------------------------------
              NEW YORK--98.0%
              ----------------------------------------------------------------------
$    305,000  Nassau County, NY IDA, Civic Facility Revenue Bonds, 6.85% (Hofstra
              University), 1/1/2012                                                            A   $      324,514
              ----------------------------------------------------------------------
     330,000  Nassau County, NY IDA, Civic Facility Revenue Bonds, 6.85% (Hofstra
              University), 1/1/2013                                                            A          349,998
              ----------------------------------------------------------------------
     350,000  New York City Municipal Water Finance Authority, Water & Sewer System
              Revenue Bonds (Series B), 6.375%
              (Original Issue Yield: 6.57%), 6/15/2022                                         A          356,192
              ----------------------------------------------------------------------
   1,000,000  New York City, NY IDA, (Series 1995) Civic Facility Revenue Bonds,
              6.30% (College of New Rochelle)/(Original Issue Yield: 6.45%),
              9/1/2015                                                                       Baa          985,480
              ----------------------------------------------------------------------
     500,000  New York City, NY IDA, Civic Facility Revenue Bonds, 7.00% (Mt. St.
              Vincent College, NY), 5/1/2008                                                  NR          528,815
              ----------------------------------------------------------------------
   1,000,000  New York City, NY IDA, Special Facilities Revenue Bonds, 6.125%



              (Terminal One Group Association)/(Original Issue Yield: 6.50%),
              1/1/2024                                                                         A          970,480
              ----------------------------------------------------------------------
     750,000  New York City, NY IDA, Special Facilities Revenue Bonds, 6.90%
              (American Airlines), 8/1/2024                                                  Baa          776,100
              ----------------------------------------------------------------------
   2,000,000  New York City, NY, UT GO Bonds (Series B), 7.25%
              (Original Issue Yield: 7.55%), 8/15/2019                                      BBB+        2,137,080
              ----------------------------------------------------------------------
     500,000  New York City, NY, UT GO Bonds (Series C), 7.25%
              (Original Issue Yield: 7.375%), 8/15/2024                                     BBB+          521,375
              ----------------------------------------------------------------------
     900,000  New York State Dormitory Authority, Revenue Bonds (Series A), 6.50%
              (University of Rochester, NY)/(Original Issue Yield: 6.582%), 7/1/2019          A+          931,023
              ----------------------------------------------------------------------
     500,000  New York State Energy Research & Development
              Authority, Revenue Bonds (Series B), 6.375%
              (Consolidated Edison Co.)/(Original Issue Yield: 6.521%),
              12/1/2027                                                                      Aa2          509,720
              ----------------------------------------------------------------------
$  1,000,000  New York State Environmental Facilities Corp., Solid Waste Disposal
              Revenue Bonds (Series A), 5.70% (Occidental Petroleum Corp.)/(Original
              Issue Yield: 5.75%), 9/1/2028                                                  BBB   $      893,060
              ----------------------------------------------------------------------
     900,000  New York State Environmental Facilities Corp., Water Facilities
              Revenue Refunding Bonds (Series A), 6.30% (Spring Valley Water Co.,
              NY)/(AMBAC INS), 8/1/2024                                                      AAA          918,450
              ----------------------------------------------------------------------



   1,000,000  New York State HFA, (Series 1995A) Sevice Contract
              Obligation Revenue Bonds, 6.375% (Original Issue
              Yield: 6.45%), 9/15/2015                                                       BBB        1,012,110
              ----------------------------------------------------------------------
   1,000,000  New York State Medical Care Facilities Finance Agency, FHA-Mortgage
              Revenue Bonds (Series A), 6.50% (Lockport Memorial Hospital, NY)/(FHA
              GTD), 2/15/2035                                                                 AA        1,035,090
              ----------------------------------------------------------------------
   1,000,000  New York State Medical Care Facilities Finance Agency, Revenue Bonds
              (Series B), 6.60% (FHA GTD)/(Original Issue Yield: 6.625%), 8/15/2034           AA        1,037,460
              ----------------------------------------------------------------------
   1,200,000  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds
              (Series 46), 6.65%, 10/1/2025                                                   Aa        1,221,240
              ----------------------------------------------------------------------
   3,975,000  New York State Mortgage Agency, Revenue Bonds (Series 40A), 6.70%,
              4/1/2025                                                                        Aa        4,056,845
              ----------------------------------------------------------------------
   1,000,000  New York State Thruway Authority, Local Highway and Bridge Service
              Contract Revenue Bonds, (Series 1995), 6.25% (Original Issue Yield:
              6.435%), 4/1/2014                                                              BBB        1,004,840
              ----------------------------------------------------------------------
     750,000  Niagra Frontier Transportation Authority, Airport Revenue Bonds, 6.25%
              (Greater Buffalo International Airport)/ (AMBAC INS)/(Original Issue
              Yield: 6.536%), 4/1/2024                                                       AAA          764,482
              ----------------------------------------------------------------------
     300,000  Port Authority of New York and New Jersey, Revenue Bonds (Series 76),
              6.50% (Original Issue Yield: 6.782%),
              11/1/2026                                                                       A1          309,930



              ----------------------------------------------------------------------
     500,000  Port Authority of New York and New Jersey, Revenue Bonds (Series 96),
              6.60% (FGIC INS)/(Original Issue Yield: 6.65%), 10/1/2023                      AAA          524,735
              ----------------------------------------------------------------------               --------------
              Total                                                                                    21,169,019
              ----------------------------------------------------------------------               --------------
              PUERTO RICO--4.0%
              ----------------------------------------------------------------------
$    300,000  Puerto Rico Electric Power Authority, Power Revenue Bonds (Series R),
              6.25% (Original Issue Yield: 6.494%),
              7/1/2017                                                                      Baa1   $      304,641
              ----------------------------------------------------------------------
     550,000  Puerto Rico Electric Power Authority, Revenue Bonds (Series T), 6.375%
              (Original Issue Yield: 6.58%), 7/1/2024                                       Baa1          565,757
              ----------------------------------------------------------------------               --------------
              Total                                                                                       870,398
              ----------------------------------------------------------------------               --------------
              TOTAL LONG-TERM MUNICIPAL SECURITIES
              (IDENTIFIED COST $21,357,761)                                                            22,039,417
              ----------------------------------------------------------------------               --------------
SHORT-TERM MUNICIPAL SECURITIES--0.9%
------------------------------------------------------------------------------------
              PUERTO RICO--0.9%
              ----------------------------------------------------------------------
     200,000  Puerto Rico Government Development Bank Weekly VRDNs (Credit Suisse,
              Zurich LOC)                                                              AA1                200,000
              ----------------------------------------------------------------------               --------------
              TOTAL SHORT-TERM MUNICIPAL SECURITIES



              (AT AMORTIZED COST)                                                                         200,000
              ----------------------------------------------------------------------               --------------
              TOTAL MUNICIPAL SECURITIES
              (IDENTIFIED COST $21,557,761) (A)                                                    $   22,239,417
              ----------------------------------------------------------------------               --------------






*Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

(a) The cost of investments for federal tax purposes amounts to $21,557,761. The net unrealized appreciation on a federal tax cost basis amounts to $681,656, and is comprised of $781,149 appreciation and $99,493 depreciation at August 31, 1995.

Note: The categories of investments are shown as a percentage of net assets
      ($21,600,270) at August 31,1995.

The following acronyms are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance
             Corporation
FGIC -- Financial Guaranty Insurance Company
FHA -- Federal Housing Administration
GO -- General Obligation
GTD -- Guaranteed
HFA -- Housing Finance Authority
IDA -- Industrial Development Authority
INS -- Insurance
LOC -- Letter of Credit
UT -- Unlimited Tax
VRDNs -- Variable Rate Demand Notes




(See Notes which are an integral part of the Financial Statements)



NEW YORK MUNICIPAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1995
--------------------------------------------------------------------------------



ASSETS:
---------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified and tax cost $21,557,761)                      $  22,239,417
---------------------------------------------------------------------------------------------------
Cash                                                                                                        53,849
---------------------------------------------------------------------------------------------------
Income receivable                                                                                          334,401
---------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                  42,003
---------------------------------------------------------------------------------------------------
Deferred expenses                                                                                            3,842
---------------------------------------------------------------------------------------------------  -------------
     Total assets                                                                                       22,673,512
---------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------------------
Payable for investments purchased                                                        $  984,861
---------------------------------------------------------------------------------------
Income distribution payable                                                                  73,784
---------------------------------------------------------------------------------------
Accrued expenses                                                                             14,597
---------------------------------------------------------------------------------------  ----------
     Total liabilities                                                                                   1,073,242
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS for 2,133,081 shares outstanding                                                          $  21,600,270
---------------------------------------------------------------------------------------------------  -------------



NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------
Paid in capital                                                                                      $  22,676,049
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                                 681,656
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                            (1,757,435)
---------------------------------------------------------------------------------------------------  -------------
     Total Net Assets                                                                                $  21,600,270
---------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
---------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($21,600,270 / 2,133,081 shares outstanding)                                      $10.13
---------------------------------------------------------------------------------------------------  -------------
Offering Price Per Share (100/99.00 of $10.13)*                                                             $10.23
---------------------------------------------------------------------------------------------------  -------------
Redemption Proceeds Per Share (99.00/100 of $10.13)**                                                       $10.03
---------------------------------------------------------------------------------------------------  -------------






 * See "What Shares Cost."

** See "Contingent Deferred Sales Charge."

(See Notes which are an integral part of the Financial Statements)



NEW YORK MUNICIPAL INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1995
--------------------------------------------------------------------------------



INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Interest                                                                                              $ 1,425,137
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------
Investment advisory fee                                                                   $   87,317
----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    125,000
----------------------------------------------------------------------------------------
Custodian fees                                                                                45,426
----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      20,875
----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      1,005
----------------------------------------------------------------------------------------
Auditing fees                                                                                 13,521
----------------------------------------------------------------------------------------
Legal fees                                                                                     2,771
----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     15,359
----------------------------------------------------------------------------------------
Distribution services fee                                                                    109,146
----------------------------------------------------------------------------------------
Shareholder services fee                                                                      54,573
----------------------------------------------------------------------------------------



Share registration costs                                                                      13,136
----------------------------------------------------------------------------------------
Printing and postage                                                                           3,624
----------------------------------------------------------------------------------------
Insurance premiums                                                                             4,284
----------------------------------------------------------------------------------------
Taxes                                                                                            110
----------------------------------------------------------------------------------------
Miscellaneous                                                                                 11,591
----------------------------------------------------------------------------------------  ----------
    Total expenses                                                                           507,738
----------------------------------------------------------------------------------------
Waivers and reimbursements--
----------------------------------------------------------------------------------------
  Waiver of investment advisory fee                                           $  (87,317)
----------------------------------------------------------------------------
  Waiver of distribution services fee                                           (104,780)
----------------------------------------------------------------------------
  Waiver of shareholder services fee                                              (4,367)
----------------------------------------------------------------------------
  Reimbursement of other operating expenses                                     (182,382)
----------------------------------------------------------------------------  ----------
    Total waivers and reimbursements                                                        (378,846)
----------------------------------------------------------------------------------------  ----------
         Net expenses                                                                                     128,892
----------------------------------------------------------------------------------------------------  -----------
             Net investment income                                                                      1,296,245
----------------------------------------------------------------------------------------------------  -----------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                       (1,275,390)
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                    1,320,408
----------------------------------------------------------------------------------------------------  -----------
    Net realized and unrealized gain on investments                                                        45,018
----------------------------------------------------------------------------------------------------  -----------
      Change in net assets resulting from operations                                                  $ 1,341,263
----------------------------------------------------------------------------------------------------  -----------






(See Notes which are an integral part of the Financial Statements)



NEW YORK MUNICIPAL INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                                         YEAR ENDED AUGUST 31,
                                                                                         1995            1994
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------
OPERATIONS--
-----------------------------------------------------------------------------------
Net investment income                                                                $   1,296,245  $    1,157,074
-----------------------------------------------------------------------------------
Net realized gain (loss) on investments ($716,692 net loss and $0,
respectively, as computed for federal tax purposes)                                     (1,275,390)       (482,045)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                     1,320,408      (1,327,995)
-----------------------------------------------------------------------------------  -------------  --------------
     Change in net assets resulting from operations                                      1,341,263        (652,966)
-----------------------------------------------------------------------------------  -------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS--
-----------------------------------------------------------------------------------
Distributions from net investment income                                                (1,296,245)     (1,157,074)
-----------------------------------------------------------------------------------  -------------  --------------
SHARE TRANSACTIONS--
-----------------------------------------------------------------------------------
Proceeds from sale of shares                                                             4,339,252      12,080,816
-----------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment
of distributions declared                                                                  335,077         266,053



-----------------------------------------------------------------------------------
Cost of shares redeemed                                                                 (6,271,295)     (1,879,694)
-----------------------------------------------------------------------------------  -------------  --------------
     Change in net assets resulting from share transactions                             (1,596,966)     10,467,175
-----------------------------------------------------------------------------------  -------------  --------------
          Change in net assets                                                          (1,551,948)      8,657,135
-----------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------
Beginning of period                                                                     23,152,218      14,495,083
-----------------------------------------------------------------------------------  -------------  --------------
End of period                                                                        $  21,600,270  $   23,152,218
-----------------------------------------------------------------------------------  -------------  --------------






(See Notes which are an integral part of the Financial Statements)


NEW YORK MUNICIPAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION

Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of five, non-diversified portfolios. The financial statements included herein are only those of New York Municipal Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.



     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be stated at amortized cost, which approximates fair market value. All other securities are valued at prices provided by an independent pricing services.

     INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.


     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     At August 31, 1995, the Fund, for federal tax purposes, had a capital loss carryforward of $716,692, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:



     EXPIRATION YEAR          EXPIRATION AMOUNT
          2003                   $   716,692






     Additionally, net capital losses of $1,040,743 attributable to security transactions incurred after October 31, 1994, are treated as arising on September 1, 1995, the first day of the Fund next taxable year.


     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     CONCENTRATION OF RISK--Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invest nationally. In order to reduce the credit risk associated with such factors, at August 31, 1995, 20.1% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit for any one institution or agency does not exceed 9.3% of total investments.

     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from the Fund's commencement date.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:



                                                                                                 YEAR ENDED
                                                                                                 AUGUST 31,
                                                                                              1995        1994
Shares sold                                                                                   446,112   1,122,810
------------------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                             34,269      25,601
------------------------------------------------------------------------------------------
Shares redeemed                                                                              (639,821)   (183,192)
------------------------------------------------------------------------------------------  ---------  ----------
     Net change resulting from Fund share transactions                                       (159,440)    965,219
------------------------------------------------------------------------------------------  ---------  ----------





(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .40 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee and reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.


DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund, may incur distribution expenses up to .50 of 1% of the average daily net assets of the Fund, annually, to compensate FSC. FSC may voluntarily choose to waive a portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets for the Fund for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive a portion of this fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.


TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer agent and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ also maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out of pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses of $24,367 and start-up administrative services expenses of $54,637 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses and start-up administrative expenses during the five year period following November 24, 1992 (date the Fund first became effective). For the year ended August 31, 1995, the Fund paid $3,249 and $7,285, respectively, pursuant to this agreement.

INTERFUND TRANSACTIONS--During the year ended August 31, 1995, the Fund engaged in purchase and sale transactions with other funds that have a common investment



Advisor (or affiliated investment Advisors), common Directors/Trustees, and/or common Officers. These transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $5,850,000 and $5,700,000, respectively.

GENERAL--Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the fiscal year ended August 31, 1995, were as follows:



---------------------------------------------------------------------------------------------------
PURCHASES                                                                                            $  11,681,930
---------------------------------------------------------------------------------------------------  -------------
SALES                                                                                                $  12,248,577
---------------------------------------------------------------------------------------------------  -------------





INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board Trustees of Municipal Securities Income Trust and Shareholders of New York Municipal Income Fund:


We have audited the accompanying statement of assets and liabilities of New York Municipal Income Fund (one of the portfolios comprising Municipal Securities Income Trust), including the portfolio of investments, as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1995 and 1994, and the financial highlights for each of the years in the three-year period ended August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of New York Municipal Income Fund as of August 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
October 13, 1995

ADDRESSES
--------------------------------------------------------------------------------



New York Municipal Income Fund
                    Fortress Shares                                        Federated Investors Tower
                                                                           Pittsburgh, PA 15222-3779
---------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                             Federated Investors Tower
                                                                           Pittsburgh, PA 15222-3779
---------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Advisers                                     Federated Investors Tower
                                                                           Pittsburgh, PA 15222-3779
---------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and Trust Company                    P.O. Box 8600
                                                                           Boston, MA 02266-8600
---------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                             P.O. Box 8600
                                                                           Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Independent Auditors



                    Deloitte & Touche LLP                                  2500 One PPG Place
                                                                           Pittsburgh, Pennsylvania 15222-5401
---------------------------------------------------------------------------------------------------------------------





NEW YORK MUNICIPAL
INCOME FUND
FORTRESS SHARES
PROSPECTUS

A Non-Diversified Portfolio of
Municipal
Securities Income Trust, An
Open-End,
Management Investment Company


October 31, 1995


[LOGO] FEDERATED SECURITIES CORP.
       ---------------------------------
       Distributor
       A subsidiary of FEDERATED INVESTORS

       FEDERATED INVESTORS TOWER
       PITTSBURGH, PENNSYLVANIA 15222-3779

       Cusip 625922208
       2092919A-FS (10/95)






                         NEW YORK MUNICIPAL INCOME FUND
                                FORTRESS SHARES
               (A PORTFOLIO OF MUNICIPAL SECURITIES INCOME TRUST)
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Fortress Shares of New York Municipal Income Fund (the "Fund") dated October 31, 1995. This Statement is not a prospectus itself. To receive a copy of the prospectus write or call the Fund.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                        Statement dated October 31, 1995












           FEDERATED SECURITIES CORP.

           Distributor
           A subsidiary of FEDERATED
           INVESTORS



GENERAL INFORMATION ABOUT THE FUND1        Conversion to Federal Funds    14
                                           Purchases by Sales Representatives,
INVESTMENT OBJECTIVE AND POLICIES1
                                             Fund
 Acceptable Investments          1           Trustees, and Employees      14
 When-Issued and Delayed                  DETERMINING NET ASSET VALUE     14
  Delivery Transactions          2
                                           Valuing Municipal Bonds        14
 Temporary Investments           2
                                           Use of Amortized Cost          14
 Portfolio Turnover              3
                                          REDEEMING FORTRESS SHARES       14
 Investment Limitations          3
 New York Investment Risks       4         Redemption in Kind             14
MUNICIPAL SECURITIES INCOME TRUST         EXCHANGE PRIVILEGE              15
MANAGEMENT                       6
                                           Reduced Sales Charge           15
 Fund Ownership                 10         Requirements for Exchange      15
 Trustees Compensation          11         Tax Consequences               15
 Trustee Liability              11         Making An Exchange             15
INVESTMENT ADVISORY SERVICES    12        TAX STATUS                      15

 Adviser to the Fund            12         The Fund's Tax Status          15
 Advisory Fees                  12        TOTAL RETURN                    16
ADMINISTRATIVE SERVICES         12
                                          YIELD                           16
TRANSFER AGENT AND DIVIDEND
                                          TAX-EQUIVALENT YIELD            16
DISBURSING AGENT                12
                                           Tax-Equivalency Table          16
BROKERAGE TRANSACTIONS          13
                                          PERFORMANCE COMPARISONS         17
PURCHASING FORTRESS SHARES      13
                                          ABOUT FEDERATED INVESTORS       18
 Distribution Plan and Shareholder
                                          APPENDIX                        20
  Services Agreement            13



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Municipal Securities Income Trust (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 6, 1990. On September 16, 1992 (effective date October 31,
1992), the Board of Trustees (the "Trustees") approved changing the name of the Trust from Federated Municipal Income Trust to Municipal Securities Income Trust. Shares of the Fund are presently offered in one class known as Fortress Shares ("Shares").
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of New York and New York municipalities. The investment objective cannot be changed without approval of shareholders.
ACCEPTABLE INVESTMENTS
The Fund invests primarily in New York municipal securities.
  CHARACTERISTICS
     The New York municipal securities in which the Fund invests have the characteristics set forth in the prospectus. If ratings made by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch's change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.
  TYPES OF ACCEPTABLE INVESTMENTS
     Examples of New York municipal securities include:
     ogovernmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality;
     omunicipal notes and tax-exempt commercial paper;
     oserial bonds;
     otax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes;
     obond anticipation notes sold in anticipation of the issuance of long-term bonds;
     opre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and ogeneral obligation bonds.
  PARTICIPATION INTERESTS
     The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).
  VARIABLE RATE MUNICIPAL SECURITIES
     Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed-income obligations. Many municipal securities with variable-interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.



  MUNICIPAL LEASES
     The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors:
     owhether the lease can be terminated by the lessee;
     othe potential recovery, if any, from a sale of the leased property upon termination of the lease;
     othe lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects);
     othe likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and
     oany credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. TEMPORARY INVESTMENTS
The Fund may also invest in temporary investments during times of unusual market conditions for defensive purposes.
  REPURCHASE AGREEMENTS
     Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
From time to time, such as when suitable New York municipal bonds are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in New York municipal bonds and thereby reduce the Fund's yield.
  REVERSE REPURCHASE AGREEMENTS
     The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
     When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled.
PORTFOLIO TURNOVER
The Fund may trade or dispose of portfolio securities as considered necessary to meet its investment objective. It is not anticipated that the portfolio trading engaged in by the Fund will result in its annual rate of portfolio turnover exceeding 100%. For the fiscal years ended August 31, 1995 and 1994, the Fund's portfolio turnover rates were 55% and 37%, respectively.
INVESTMENT LIMITATIONS
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate its assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge.
  UNDERWRITING
     The Fund will not underwrite any issue of securities except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
  INVESTING IN REAL ESTATE
     The Fund will not purchase or sell real estate including limited partnership interests although it may invest in municipal bonds secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except that it may acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or its Declaration of Trust.
  DEALING IN PUTS AND CALLS
     The Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.
  CONCENTRATION OF INVESTMENTS
     The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, i.e., repurchase agreements.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will not purchase securities of other investment companies except as part of a merger, consolidation, or other acquisition.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE FUND
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Fund or its investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in industrial development bonds where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.



  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in securities of issuers which invest in or sponsor such programs.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."
NEW YORK INVESTMENT RISKS
The Fund invests in obligations of New York issuers which results in the Fund's performance being subject to risks associated with the overall conditions present within the State. The following information is a brief summary of the recent prevailing economic conditions and a general summary of the state's financial status. This information is based on official statements relating to securities that have been offered by New York issuers and from other sources believed to be accurate but should not be relied upon as a complete description of all relevant information.
The State of New York has begun to see economic improvement after several difficult years. Job growth in 1993 exceeded estimates, but remains below the rest of the country. Future economic growth will be hampered by corporate downsizing and continued defense cut backs. The State's economy remains highly developed with a large emphasis in service, trade, financial services, and real estate. In addition, per capita income remains high.



After five consecutive years of operating deficits, the State ended fiscal 1993 and 1994 with operating surpluses, fueled by both increased revenues and decreased expenditures. The 1995 budget contains conservative estimates without reliance on "one-shot" actions that were adopted during recessionary periods. The importance of New York City to the State's economy is also an important consideration since it represents a significant portion of the overall economy of the State. The City has struggled to maintain fiscal stability and has performed adequately in contrast to the difficult economic conditions in the New York/New Jersey metropolitan area. Any major changes to the financial condition of the City would ultimately have an effect on the State.
The Fund's concentration in securities issued by the State and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the State; and the underlying fiscal condition of the State and its municipalities.


MUNICIPAL SECURITIES INCOME TRUST MANAGEMENT
Officers and Trustees are listed with their addresses, present positions with Municipal Securities Income Trust, and principal occupations.




John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Trust.


Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.



John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.






William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.




J. Christopher Donahue *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President and Trustee
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.




Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.






Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.




Peter E. Madden
70 Westcliff Road
Westin, MA
Birthdate:  March 16, 1942
Trustee
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.


Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  October 6, 1926
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.




John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.






Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.




Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.




Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Vice President and Treasurer
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; Vice President and Treasurer of the Funds.



David M. Taylor
Federated Investors Tower
Pittsburgh, PA
Birthdate:  January 13, 1947
Treasurer
Senior Vice President, Controller, and Trustee, Federated Investors; Controller, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Vice President, Federated Shareholder Services; Senior Vice President, Federated Administrative Services; Treasurer of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp. ; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Vice President and Secretary of the Funds.


     * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.



     @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.
As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Equity Funds; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 3-5 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Star Funds; The Starburst Funds; The Starburst Funds



II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.
FUND OWNERSHIP
Officers and Trustees own less than 1% of the outstanding Shares.
As of October 9, 1995, the following shareholder of record owned 5% or more of the outstanding Shares of the Fund: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 1,021,550 Shares (48.01%).
TRUSTEES COMPENSATION


                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM          TOTAL COMPENSATION PAID
TRUST              TRUST*#          FROM FUND COMPLEX +


John F. Donahue  $ -0-     $ -0- for the Trust and
Trustee and Chairman          68 other investment companies in the Fund Complex
Thomas G. Bigley $149      $20,688 for the Trust and
Trustee                    49 other investment companies in the Fund Complex
John T. Conroy   $162      $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
William J. Copeland        $162    $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
J. Christopher Donahue     $ -0-   $ -0- for the Trust and
Trustee and Exec. Vice Pres.       14 other investment companies in the Fund
                                   Complex



James E. Dowd    $162      $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.    $149    $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.    $162    $117,202 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Peter E. Madden  $130      $90,563 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Gregor F. Meyer  $149      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex
John E. Murray, Jr.        $118    $ -0- for the Trust and
Trustee                    64 other investment companies in the Fund Complex
Wesley W. Posvar $149      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex

Marjorie P. Smuts$149      $106,460 for the Trust and
Trustee                    64 other investment companies in the Fund Complex


*Information is furnished for the fiscal year ended August 31, 1995.
#The aggregate compensation is provided for the Trust which is comprised of five portfolios.
+The information is provided for the last calendar year.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Federated Advisers (the "Adviser"). It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.
The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended August 31, 1995 and 1994, and for the period from December 2, 1992 (date of initial public investment) to August 31, 1993, the Adviser earned advisory fees of $87,317, $84,319 and $25,302, respectively, all of which were voluntarily waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2.5% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1.5% per year of the remaining average net assets, the Adviser will reimburse the Trust for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this expense limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. Prior to March 1, 1994, Federated Administrative Services, Inc., also a subsidiary of Federated Investors, served as the Fund's administrator. (For purposes of this Statement of Additional Information, Federated Administrative Services and Federated Administrative Services, Inc., may hereinafter collectively be referred to as, the "Administrators.") For the fiscal years ended August 31, 1995 and 1994, the Administrators collectively earned $125,000 and $177,907, respectively, none of which was waived. For the period from December 2, 1992 (date of initial public investment) to August 31, 1993, Federated Administrative Services, Inc., earned $39,402, none of which was waived. Dr. Henry J. Gailliot, an officer of Federated Advisers, the Adviser to the Fund, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company serves as transfer agent and dividend disbursing agent for the Fund. The fee is based on the size, type, and number of accounts and transactions made by shareholders.
Federated Services Company also maintains the Fund's accounting records. The fee based on the level of the Fund's average net assets for the period plus out-of-pocket expenses.


BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include:
   o advice as to the advisability of investing in securities;
   o security analysis and reports;
   o economic studies;
   o industry studies;
   o receipt of quotations for portfolio evaluations; and
   o similar services.
The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
Research services provided by brokers may be used by the Adviser or by affiliates of Federated Investors in advising Federated Funds and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.
During the fiscal years ended August 31, 1995 and 1994, and for the period from December 2, 1992 (date of initial public investment) to August 31, 1993, the Fund paid no brokerage commissions.
PURCHASING FORTRESS SHARES

Except under certain circumstances described in the prospectus, Shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Shares is explained in the prospectus under "Investing in Fortress Shares."
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT
These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Distribution Plan, the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.
Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the fiscal years ended August 31, 1995 and 1994, and for the period from December 2, 1992 (date of initial public investment) to August 31, 1993 payments in the amount of $4,366, $105,399 and $31,628, respectively, were made pursuant to the Distribution Plan. In addition, for the fiscal year ended August 31, 1995, payments in the amount of $50,206 were made pursuant to the Shareholder Services Agreement.
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. State Street Bank and Trust Company ("State Street Bank") acts as the shareholder's agent in depositing checks and converting them to federal funds.



PURCHASES BY SALES REPRESENTATIVES, FUND TRUSTEES, AND EMPLOYEES
Trustees, employees, and sales representatives of the Fund, Federated Advisers, and Federated Securities Corp. or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp. and their spouses and children under 21, may buy Shares at net asset value without a sales charge. Shares may also be sold without a sales charge to trusts or pension or profit-sharing plans for these persons. These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated for Shares are described in the prospectus.
VALUING MUNICIPAL BONDS
The Trustees use an independent pricing service to determine the market value of municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.
USE OF AMORTIZED COST
The Trustees have decided that the fair value of debt securities authorized to be purchased by the Fund with remaining maturities of 60 days or less at the time of purchase, shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Executive Committee continually assesses this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Trustees.
REDEEMING FORTRESS SHARES

The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures and contingent deferred sales charges are explained in the prospectus under "Redeeming Fortress Shares." Although the Fund does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
REDEMPTION IN KIND
The Trust is obligated to redeem Shares solely in cash up to $250,000 or 1% of the respective class's net asset value, whichever is less, for any one shareholder within a 90-day period.
Any redemption beyond this amount will also be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way that net asset value is determined. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transactions costs.



EXCHANGE PRIVILEGE

Fund shareholders are allowed to exchange all or some of their Shares for shares in other Fortress Funds, New York Municipal Cash Trust, or certain of the Funds which are sold with a sales charge different from that of the Fund's or with no sales charge and which are advised by subsidiaries or affiliates of Federated Investors. These exchanges are made at net asset value plus the difference between the Fund's sales charge already paid and any sales charge of the fund into which the Shares are to be exchanged, if higher.
REDUCED SALES CHARGE
If a shareholder making such an exchange qualifies for a reduction or an elimination of the sales charge, the shareholder must notify Federated Securities Corp. or Federated Services Company in writing.
REQUIREMENTS FOR EXCHANGE
Shareholders using this privilege must exchange Shares having a net asset value which at least meets the minimum investment required for the fund into which the exchange is being made. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.
This privilege is available to shareholders residing in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund.
A shareholder may obtain further information on the exchange privilege and prospectuses for Fortress Funds, New York Municipal Cash Trust, or certain Federated Funds by calling the Fund or his financial institution.



TAX CONSEQUENCES
Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a short or long-term capital gain or loss may be realized.
MAKING AN EXCHANGE
Instructions for exchanges for Fortress Funds, New York Municipal Cash Trust, or certain Federated Funds must be given in writing by the shareholder. Written instructions may require a signature guarantee.
TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.
  CAPITAL GAINS
     Capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:
     othe availability of higher relative yields;



     odifferentials in market values;
     onew investment opportunities;
     ochanges in creditworthiness of an issuer; or oan attempt to preserve gains or limit losses.
Distributions of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned Shares. Any loss by a shareholder on Shares held for less than six months and sold after a capital gains distribution will be treated as a long-term capital loss to the extent of the capital gains distribution.
TOTAL RETURN

The Fund's average annual total returns for the one-year period ended August 31, 1995, and for the period from December 2, 1992 (date of initial public investment) to August 31, 1995 were 4.33% and 5.56%, respectively.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the offering price per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional Shares, assuming the monthly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price per Share of redeemed Shares at the time of purchase or the offering price per Share of Shares redeemed.
YIELD

The Fund's yield for the thirty-day period ended August 31, 1995 was 5.78%.



The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.
TAX-EQUIVALENT YIELD

The Fund's tax-equivalent yield for the thirty-day period ended August 31, 1995 was 9.01%.
The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a tax rate of 28% and assuming that income is 100% tax-exempt.
TAX-EQUIVALENCY TABLE
The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal obligations in the Fund's portfolio generally remains free from federal regular income tax,* and the income taxes imposed by the State of New York. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.





                         TAXABLE YIELD EQUIVALENT FOR 1995

                               State of New York

    TAX BRACKET:
    FEDERAL   15.00%  28.00%     31.00%      36.00%     39.60%

    COMBINED FEDERAL
    AND STATE 22.875% 35.875%   38.875%     43.875%    47.475%



    JOINT        $1- $39,001-   $94,251-   $143,601-     OVER
    RETURN    39,000  94,250    143,600     256,500    256,500

    SINGLE       $1- $23,351-   $56,551-   $117,951-     OVER
    RETURN    23,350  56,550    117,950     256,500    256,500


Tax-Exempt
Yield                    Taxable Yield Equivalent


     1.50%     1.94%    2.34%     2.45%      2.67%       2.86%
     2.00%     2.59%    3.12%     3.27%      3.56%       3.81%
     2.50%     3.24%    3.90%     4.09%      4.45%       4.76%
     3.00%     3.89%    4.68%     4.91%      5.35%       5.71%
     3.50%     4.54%    5.46%     5.73%      6.24%       6.66%



     4.00%     5.19%    6.24%     6.54%      7.13%       7.62%
     4.50%     5.83%    7.02%     7.36%      8.02%       8.57%
     5.00%     6.48%    7.80%     8.18%      8.91%       9.52%
     5.50%     7.13%    8.58%     9.00%      9.80%      10.47%
     6.00%     7.78%    9.36%     9.82%     10.69%      11.42%

    Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.
    The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.
    * Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.
PERFORMANCE COMPARISONS

The performance of Shares depends upon such variables as:
   o portfolio quality;
   o average portfolio maturity;
   o type of instruments in which the portfolio is invested;
   o changes in interest rates and market value of portfolio securities;
   o changes in the Fund's expenses; and
   o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.



Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
   O LEHMAN BROTHERS REVENUE BOND INDEX is a total return performance benchmark for the long-term, investment grade, revenue bond market. Returns and attributes for the index are calculated semi-monthly.
   o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "New York Municipal Bond Funds" category in advertising and sales literature.
   o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the sales charge.



ABOUT FEDERATED INVESTORS

Federated is dedicated to meeting investor needs which is reflected in its investment decision making -- structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.
In the municipal sector, as of December 31, 1994, Federated managed 18 bond funds with approximately $1.9 billion in assets and 18 money market funds with approximately $6.6 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities.
J. Thomas Madden, Executive Vice President, oversees Federated's equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated's domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated's international portfolios.
MUTUAL FUND MARKET
Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.*








*source:  Investment Company Institute


Federated Investors, through it subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL
Federated meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to theses institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
TRUST ORGANIZATIONS
Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios.
The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.
BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated mutual funds are available to consumers through major brokerage firms nationwide -- including 200 New York Stock Exchange firms -- supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.


APPENDIX

STANDARD & POOR'S RATINGS GROUP ("S&P") MUNICIPAL BOND RATINGS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
MOODY'S INVESTORS SERVICE, INC., ("MOODY'S") MUNICIPAL BOND RATINGS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA--Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR--Not rated by Moody's.
Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its generic rating category; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. FITCH INVESTORS SERVICE, INC. ("FITCH") LONG-TERM DEBT RATINGS



AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
NR--NR indicates that Fitch does not rate the specific issue.
PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.
STANDARD & POOR'S RATINGS GROUP MUNICIPAL NOTE RATINGS
SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2--Satisfactory capacity to pay principal and interest.
MOODY'S INVESTORS SERVICE, INC., SHORT-TERM LOAN RATINGS



MIG1/VMIG1--This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
MIG2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS DEFINITIONS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
MOODY'S INVESTORS SERVICE, INC., COMMERCIAL PAPER RATINGS
P-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. P-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.





















Cusip #625922208